   As filed with the Securities and Exchange Commission on December 11, 1997



                                                      Registration No. 333-40059

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM N-14


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /



                         PRE-EFFECTIVE AMENDMENT NO. 1                       /X/


                         POST-EFFECTIVE AMENDMENT NO.                        / /

                        (Check appropriate box or boxes)

                                 --------------

                     PRUDENTIAL GOVERNMENT SECURITIES TRUST

               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530

                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON


                                JANUARY 10, 1998
         PURSUANT TO RULE 488 OF THE SECURITIES ACT OF 1933, AS AMENDED


    NO FILING FEE IS REQUIRED BECAUSE, PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST, PAR VALUE $.01 PER SHARE, PURSUANT TO A REGISTRATION STATEMENT ON FORM N-1A (FILE NO. 2-74139). PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, THE PROSPECTUS AND PROXY STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 33-41224).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
          (AS REQUIRED BY RULE 481(a)UNDER THE SECURITIES ACT OF 1933)

N-14 ITEM NO.                                         PROSPECTUS/PROXY
AND CAPTION                                           STATEMENT CAPTION
----------------------------------------------------  ----------------------------------------
PART A
Item    1.  Beginning of Registration Statement and
            Outside Front Cover Page of
            Prospectus..............................  Cover Page
Item    2.  Beginning and Outside Back Cover Page of
            Prospectus..............................  Table of Contents
Item    3.  Synopsis and Risk Factors...............  Synopsis; Principal Risk Factors
Item    4.  Information about the Transaction.......  Synopsis; The Proposed Transaction
Item    5.  Information about the Registrant........  Information about Short-Intermediate
                                                      Term Series; Appendix A
Item    6.  Information about the Company Being
            Acquired................................  Information about The BlackRock
                                                      Government Income Trust; Appendix A
Item    7.  Voting Information......................  Voting Information
Item    8.  Interest of Certain Persons and
            Experts.................................  Not Applicable
Item    9.  Additional Information Required for
            Reoffering by Persons Deemed to be
            Underwriters............................  Not Applicable
PART B
                                                      STATEMENT OF ADDITIONAL
                                                      INFORMATION CAPTION
                                                      ----------------------------------------
Item   10.  Cover Page..............................  Cover Page
Item   11.  Table of Contents.......................  Cover Page
Item   12.  Additional Information about the
            Registrant..............................  Statement of Additional Information of
                                                      Prudential Government Securities Trust
                                                      dated February 3, 1997.
Item   13.  Additional Information about the Company
            Being Acquired..........................  Not Applicable
Item   14.  Financial Statements....................  Statement of Additional Information of
                                                      Prudential Government Securities Trust
                                                      dated February 3, 1997; Annual Report to
                                                      Shareholders of Prudential Government
                                                      Securities Trust for the fiscal year
                                                      ended November 30, 1996; Semi-Annual
                                                      Report to Shareholders of Prudential
                                                      Government Securities Trust for the
                                                      six-months ended May 31, 1997; Annual
                                                      Report to Shareholders of The BlackRock
                                                      Government Income Trust for the fiscal
                                                      year ended June 30, 1997.

PART C
       Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                                           [LOGO]

THE BLACKROCK GOVERNMENT INCOME TRUST


December 15, 1997


Dear Shareholder:


You may be aware that the Board of Trustees of The BlackRock Government Income Trust ("BlackRock Trust") have approved a proposal to exchange the assets and liabilities of BlackRock Trust for Class A shares of Prudential Government Securities Trust's Short-Intermediate Term Series ("Short-Intermediate Series," and collectively with BlackRock Trust, the "Funds"). The enclosed Prospectus and Proxy Statement describe this proposal in detail. If the proposal is approved by the shareholders and implemented, you will automatically receive shares of Short-Intermediate Series in exchange for your shares of BlackRock Trust.


The Trustees and I strongly recommend that you vote FOR the proposal. We believe that this transaction serves your interests in the following ways:

- SIMILAR STRATEGIES. The Funds' investment objectives and strategies, while not identical, are very similar. Both Funds invest primarily in U.S. Government Securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. While BlackRock Trust seeks to provide low volatility of net asset value and high monthly income, Short-Intermediate Series seeks to achieve a high level of income consistent with providing reasonable safety.

- EXPENSE LEVELS. BlackRock Trust has relatively few assets and has experienced a steady decrease in assets. Additionally, it has operated with relatively high expense ratios before a voluntary distribution fee limitation by Prudential Securities Incorporated ("PSI"), which serves as the distributor for each of the Funds. Because PSI's fee limitation is voluntary and is not specified as to duration, it can be eliminated at any time.


- POTENTIAL FOR HIGHER RETURNS. Short-Intermediate Series has historically had higher average annual total returns than BlackRock Trust. Furthermore, Short-Intermediate Series has lower expense ratios than BlackRock Trust due, in part, to its appreciably larger size. Past performance is no guarantee of future results.


Please read the enclosed materials carefully for more complete information. Your vote is important, no matter how many shares you own. Voting your shares early may permit BlackRock Trust to avoid costly follow-up mail and telephone solicitation. After you have reviewed the enclosed materials, please complete, date and sign your proxy card and mail it in the enclosed postage-paid return envelope today.

We value your investment and thank you for the confidence you've placed in Prudential Mutual Funds.

Sincerely,

Brian M. Storms


Brian M. Storms
PRESIDENT, Prudential Mutual Funds and Annuities


The BlackRock Government Income Trust, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077

                     THE BLACKROCK GOVERNMENT INCOME TRUST
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                                 --------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 --------------

To our Shareholders:

    Notice is hereby given that a Special Meeting of Shareholders of The BlackRock Government Income Trust (BlackRock Trust) will be held at 9:00 A.M., Eastern time, on January 23, 1998, at The Prudential Insurance Company of America, Plaza Building, 751 Broad Street, Newark, New Jersey 07102, for the following purposes:

    1. To approve an Agreement and Plan of Reorganization whereby all of the assets of BlackRock Trust will be transferred to the Short-Intermediate Term Series (Short-Intermediate Series) of Prudential Government Securities Trust in exchange for Class A shares of the Short-Intermediate Series and the assumption by Short-Intermediate Series of all of the liabilities, if any, of BlackRock Trust.

    2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

    Only shares of beneficial interest of BlackRock Trust of record at the close of business on December 5, 1997, are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                          S. JANE ROSE
                                            SECRETARY


Dated: December 15, 1997


  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                    PRUDENTIAL GOVERNMENT SECURITIES TRUST--
                         SHORT-INTERMEDIATE TERM SERIES
                                   PROSPECTUS
                                      AND
                     THE BLACKROCK GOVERNMENT INCOME TRUST
                                PROXY STATEMENT
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852
                                 --------------
    The BlackRock Government Income Trust (BlackRock Trust) is an open-end, diversified, management investment company. Prudential Government Securities Trust (Government Securities Trust) is an open-end, diversified, management investment company, comprised of three separate series, one of which is the Short-Intermediate Term Series (Short-Intermediate Series). Both BlackRock Trust and Government Securities Trust (collectively, the Funds) are managed by Prudential Investments Fund Management LLC (PIFM or the Manager), formerly known as Prudential Mutual Fund Management LLC, and have the same office address. The investment objective of BlackRock Trust is to provide low volatility of net asset value and high monthly income. The investment objective of Short-Intermediate Series is to achieve a high level of income consistent with providing reasonable safety.
    This Prospectus and Proxy Statement is being furnished to shareholders of BlackRock Trust in connection with an Agreement and Plan of Reorganization (the
Plan), whereby Short-Intermediate Series will acquire all of the assets of BlackRock Trust and assume the liabilities, if any, of BlackRock Trust. If the Plan is approved by BlackRock Trust's shareholders, all shareholders of BlackRock Trust will receive Class A shares of Short-Intermediate Series equal in value to the Class A or Class C shares of BlackRock Trust held by them, and BlackRock Trust will be terminated. Shareholders of Short-Intermediate Series are not being asked to vote on the Plan.

    This Prospectus and Proxy Statement sets forth concisely information about Government Securities Trust and Short-Intermediate Series that prospective investors should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of Government Securities Trust (Short-Intermediate Series), dated February 3, 1997, as supplemented on March 17 and September 8, 1997, which Prospectus is incorporated by reference herein. The Prospectus of BlackRock Trust, dated August 29, 1997, as supplemented on September 8, 1997 and October 27, 1997, which Prospectus is incorporated by reference herein, the Annual Report to Shareholders of BlackRock Trust for the fiscal year ended June 30, 1997, the Annual Report to Shareholders of Government Securities Trust for the fiscal year ended November 30, 1996, the Semi-Annual Report to Shareholders of Government Securities Trust for the six months ended May 31, 1997, and the Statement of Additional Information of Government Securities Trust, dated February 3, 1997, have been filed with the Securities and Exchange Commission
(SEC), and are available without charge upon written request to Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837 or by calling the toll-free number shown above. Additional information contained in a Statement of Additional Information dated December 15, 1997, forming a part of Government Securities Trust's Registration Statement on Form N-14, has been filed with the SEC, is incorporated herein by reference and is available without charge upon request to the address or telephone number shown above.


    This Prospectus and Proxy Statement will first be mailed to shareholders on or about December 17, 1997.

    Investors are advised to read and retain this Prospectus and Proxy Statement for future reference.
                                 --------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Prospectus and Proxy Statement is December 15, 1997.

                    PRUDENTIAL GOVERNMENT SECURITIES TRUST--
                         SHORT-INTERMEDIATE TERM SERIES

                     THE BLACKROCK GOVERNMENT INCOME TRUST

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                                 --------------


             PROSPECTUS AND PROXY STATEMENT DATED DECEMBER 15, 1997

                                 --------------

                                    SYNOPSIS

    The following synopsis is a summary of certain information contained elsewhere in this Prospectus and Proxy Statement and the Agreement and Plan of Reorganization (the Plan) and is qualified by reference to the more complete information contained herein as well as in the Prospectus of The BlackRock Government Income Trust (BlackRock Trust) and the enclosed Prospectus of the Short-Intermediate Term Series (Short-Intermediate Series) of Prudential Government Securities Trust (Government Securities Trust). Shareholders should read the entire Prospectus and Proxy Statement carefully.

GENERAL

    This Prospectus and Proxy Statement is furnished by the Trustees of BlackRock Trust in connection with the solicitation of Proxies for use at a Special Meeting of Shareholders of BlackRock Trust (the Meeting) to be held at 9:00 A.M. on January 23, 1998 at The Prudential Insurance Company of America, Plaza Building, 751 Broad Street, Newark, New Jersey 07102. The purpose of the Meeting is to approve the Plan whereby all of the assets of BlackRock Trust will be acquired by, and the liabilities, if any, of BlackRock Trust will be assumed by Short-Intermediate Series, in exchange solely for Class A shares of beneficial interest of Short-Intermediate Series, and such other business as may properly come before the Meeting or any adjournment thereof. The Plan is attached to this Prospectus and Proxy Statement as Appendix B.

    Approval of the Plan requires the affirmative vote of a majority of shares of BlackRock Trust outstanding and entitled to vote. Shareholders vote in the aggregate and not by separate class within BlackRock Trust. Approval of the Plan by the shareholders of Short-Intermediate Series is not required and the Plan is not being submitted for their approval.

THE PROPOSED REORGANIZATION

    The Boards of Trustees of Government Securities Trust and of BlackRock Trust have approved the Plan, which provides for the transfer of all of the assets of BlackRock Trust in exchange solely for Class A shares of Short-Intermediate Series and the assumption by Short-Intermediate Series of the liabilities, if any, of BlackRock Trust. Following approval by BlackRock Trust's shareholders, if obtained, Class A shares of Short-Intermediate Series will be distributed to Class A and Class C shareholders of BlackRock Trust, and BlackRock Trust will be terminated. The reorganization will become effective as soon as practicable after the Meeting. BlackRock Trust's Class A and Class C shareholders will receive the number of full and fractional Class A shares of Short-Intermediate Series equal in value (rounded to the third decimal place) to such shareholder's Class A and Class C shares of BlackRock Trust as of the closing date.

REASONS FOR THE REORGANIZATION

    There are a number of similarities between BlackRock Trust and Short-Intermediate Series that led to consideration of the Plan. The following are among the reasons for the reorganization, which was proposed by PIFM, the Manager of each Fund:

    BLACKROCK TRUST HAS BEEN UNABLE TO ATTRACT AND RETAIN SIGNIFICANT
ASSETS. Since commencement of operations in 1991, BlackRock Trust has been unable to attract and retain significant assets. Since the end of its first fiscal period that ended June 30, 1992, the assets of BlackRock Trust have continuously declined. As of August 31, 1997, BlackRock Trust's assets were approximately $27,817,000, with 2,423 shareholders. As a result, BlackRock Trust has been operating with relatively higher expense ratios. The Distributor of BlackRock Trust has agreed to limit distribution fees with respect to the Class A and Class C shares, respectively, to no more than .15 of 1% and .75 of 1% of the average daily net assets of such Class A shares and Class C shares for BlackRock Trust's current fiscal year. Because of its size, BlackRock Trust does not enjoy the economies of scale of Short-Intermediate Series. The Manager believes BlackRock Trust's situation is not likely to improve and although the Distributor's current fee waiver has been in place for some time for BlackRock Trust, the waiver is voluntary, is not specified as to duration and could therefore be eliminated at any time.

    SHORT-INTERMEDIATE SERIES AND BLACKROCK TRUST HAVE SIMILAR INVESTMENT POLICIES. Government Securities Trust and BlackRock Trust are open-end, diversified, management investment companies. Short-Intermediate Series and BlackRock Trust invest primarily in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Furthermore, each Fund may invest in fixed rate and adjustable rate mortgage-backed securities, asset-backed securities and corporate debt securities (although the rating requirements for investing in any such instruments are not the same for the two Funds). See "Certain Differences Between BlackRock Trust and Short-Intermediate Series" and "Investment Objectives and Policies" below.

    AFTER IMPLEMENTATION OF THE PLAN, THE FORMER SHAREHOLDERS OF BLACKROCK TRUST AND SHORT-INTERMEDIATE SERIES MAY BENEFIT FROM REDUCED EXPENSES RESULTING FROM GREATER ECONOMIES OF SCALE. The Boards of Trustees of BlackRock Trust and Government Securities Trust believe that the reorganization may achieve certain economies of scale that BlackRock Trust alone cannot realize because of its small size, and that Short-Intermediate Series would realize the benefits of a larger asset base in exchange for its shares. The combination of BlackRock Trust and Short-Intermediate Series would eliminate certain duplicate expenses, such as those incurred in connection with separate audits and the preparation of separate financial statements for BlackRock Trust and Short-Intermediate Series, and reduce other expenses, because their expenses would be spread across a larger asset base.

    The ratios of total operating expenses to average net assets for Class A shares of Short-Intermediate Series and Class A and Class C shares of BlackRock Trust for the periods indicated below were as follows:


                                                              CLASS A   CLASS C
                                                              -------   -------
SHORT INTERMEDIATE SERIES:
  Fiscal Year Ended November 30, 1996.......................   1.01%        N/A
  Six Months Ended May 31, 1997 (1).........................   0.93%        N/A

BLACKROCK TRUST (AFTER FEE WAIVER):
  Fiscal Year Ended June 30, 1997 (without interest expense)
   (2)(3)...................................................   1.56%     2.16%
  Fiscal Year Ended June 30, 1997 (with interest
   expense)(3)..............................................   3.45%     4.05%


------------
(1)  Figures are annualized and unaudited.

(2) After consideration of distribution fee waiver. Without the voluntary distribution fee waiver by the Distributor, total operating expenses would have been 1.71% for Class A shares and 2.41% for Class C shares. See "Fees and Expenses--Distribution Fees" below.


(3) Total fund expenses are shown above both including and not including interest expenses which vary from year to year based on the level of borrowings BlackRock Trust incurs.


     AFTER IMPLEMENTATION OF THE PLAN, SHAREHOLDERS OF BLACKROCK TRUST SHOULD BENEFIT FROM REDUCED FEES AND SALES LOADS. If the Plan is implemented, each shareholder of BlackRock Trust will receive the number of full and fractional Class A shares of Short-Intermediate Series equal to the net asset value (rounded to the third decimal place) of such shareholder's Class A and Class C shares as of the closing date. PIFM serves as manager for each of the Funds. However, the management fee paid by Short-Intermediate Series is lower than the management fee paid by BlackRock Trust. Short-Intermediate Series pays a fee at an annual rate of .40 of 1% of its average daily net assets, while BlackRock Trust pays a fee of .50 of 1% of its average daily net assets. Therefore, if the Plan is implemented, shareholders of BlackRock Trust will benefit from lower management fees.


    Furthermore, Class C shares of BlackRock Trust currently are subject to maximum contingent deferred sales loads of up to 1% during the first year after purchase and Class A shares currently are subject to an initial sales charge of 3% of the public offering price. If the Plan is implemented, BlackRock Trust's shareholders will receive Class A shares of Short-Intermediate Series, which are not subject to a contingent deferred sales load or an initial sales charge on purchases. Therefore, Class A and Class C shareholders of BlackRock Trust should benefit from the elimination of sales loads if the reorganization is approved (Class A shareholders would benefit to the extent they would make additional purchases of shares).


    Class C shares of BlackRock Trust currently are subject to a distribution fee of .75 of 1% after the fee waiver and 1% if no fee waiver. Class A shares of BlackRock Trust currently are subject to a distribution fee of .15 of 1% after the fee waiver and .30 of 1% if no fee waiver. Class A shares of Short-Intermediate Series currently are subject to a maximum distribution fee of
 .25 of 1%. Accordingly, Class C shareholders of BlackRock Trust should benefit from reduced distribution fees. With respect to Class A shareholders of BlackRock Trust, there can be no assurance that the Distributor would continue to limit its fee.


    SHORT-INTERMEDIATE SERIES HAS A YIELD COMPARABLE TO BLACKROCK
TRUST. Short-Intermediate Series has historically provided a comparable yield to BlackRock Trust and Short-Intermediate Series has lower expense ratios than BlackRock Trust due to its appreciably larger size. The following table presents the 30 day yield for BlackRock Trust and Short-Intermediate Series for the thirty-day period ended October 31, 1997.

                BLACKROCK TRUST     SHORT-INTERMEDIATE SERIES
                    30 DAY                   30 DAY
   CLASS           SEC YIELD                SEC YIELD
   -----     ---------------------  -------------------------
         A              4.79%                    6.06%
         C              4.41%                     N/A


------------
Past performance is not a guarantee of future results.


    SHORT-INTERMEDIATE SERIES HAS ACHIEVED AVERAGE ANNUAL TOTAL RETURNS HIGHER THAN BLACKROCK TRUST. The following table reflects each Fund's respective average annual total returns after application of the distribution fee waivers+ as of October 31, 1997.



                                                                                               CLASS A      CLASS C
                                                                                             -----------  -----------
SHORT-INTERMEDIATE SERIES:
  One Year Ended...........................................................................       7.14%         N/A
  Three Years Ended........................................................................       7.61%         N/A
  Five Years Ended.........................................................................       5.67%         N/A
  Ten Years Ended..........................................................................       7.31%         N/A
BLACKROCK TRUST:*
  One Year Ended...........................................................................       2.64%        4.14%
  Three Years Ended........................................................................       5.17%        5.56%
  Five Years Ended.........................................................................       4.06%         N/A
  Since Inception*.........................................................................       4.38%        5.56%


------------
+ See "Fees and Expenses--Distribution Fees" below for information on the Distributor's voluntary fee waiver.
* The inception period is September 9, 1991 for Class A shares and November 1, 1994 for Class C shares.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    OTHER SIMILARITIES. As previously explained, PIFM serves as the manager for both BlackRock Trust and Short-Intermediate Series. In addition, the Funds have the same distributor, Prudential Securities Incorporated (PSI or the Distributor) and the same transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). PMFS has an identical fee structure in place for BlackRock Trust and for Short-Intermediate Series, including the same annual fee per shareholder account, the same new account set-up fee for each manually-established account and the same monthly income zero balance account fee per shareholder account. Finally, BlackRock Trust and Short-Intermediate Series each declares daily and pays monthly dividends of net investment income, if any, and makes distributions of any net capital gains at least annually.

    For the reasons set forth below under "The Proposed Transaction--Reasons for the Reorganization Considered by the Trustees," the Trustees of BlackRock Trust and Government Securities Trust, including those Trustees who are not "interested persons" (Independent Trustees), as that term is defined in the Investment Company Act of 1940, as amended (Investment Company Act), have concluded that the reorganization would be in the best interests of the shareholders of BlackRock Trust and Short-Intermediate Series and that the interests of shareholders of BlackRock Trust and Short-Intermediate Series will not be diluted as a result of the proposed transaction. Accordingly, the Board of Trustees of BlackRock Trust and Short-Intermediate Series each recommends approval of the Plan.

CERTAIN DIFFERENCES BETWEEN BLACKROCK TRUST AND SHORT-INTERMEDIATE SERIES

    There are a number of differences between BlackRock Trust and Short-Intermediate Series. First, although the investment objectives of the Funds are very similar, they do differ in some respects. The investment objective of BlackRock Trust is to provide low volatility of net asset value and high monthly income. The investment objective of Short-Intermediate Series is to achieve a high level of income consistent with providing reasonable safety. Both Funds seek to achieve their respective investment objective by investing, under normal circumstances, at least 65% of their total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, each Fund may invest the remaining 35% (35% basket) of its assets in fixed rate and adjustable rate mortgage-backed securities, asset-backed securities and corporate debt securities. Also, BlackRock Trust, but not Short-Intermediate Series, may invest its 35% basket in high quality money market securities. However, each Fund has different rating standards with respect to its 35% basket. BlackRock Trust may only invest in instruments rated AAA by Standard & Poor's Rating Group (S&P) or Aaa by Moody's Investors Service, Inc. (Moody's). Short-Intermediate Series may invest in instruments rated A or better by S&P or Moody's. In addition, BlackRock Trust may invest in any high quality debt securities meeting the ratings standards, while Short-Intermediate Series is limited to those kinds of securities listed above. Also, BlackRock Trust may invest only 20% of its total assets in unrated securities deemed of comparable quality to the rated securities by the investment adviser, while Short-Intermediate Series may invest up to 35% of its total assets in unrated securities deemed of comparable quality to the rated securities by the investment adviser. Finally, BlackRock Trust may invest up to 10% of its total assets in foreign securities, including mortgage-backed securities and asset-backed securities issued by foreign entities. Although there is no limit on the amount that Short-Intermediate Series may invest in foreign securities, Short-Intermediate Series does not invest a substantial portion of its assets in foreign securities.

    Another important difference is that although both Short-Intermediate Series and BlackRock Trust have similar abilities to borrow money (see "Investment Objectives and Policies" below) only BlackRock Trust has historically used borrowings for investment purposes. Short-Intermediate Series does not currently intend to borrow money for investment purposes.

    In addition, the Funds' management fees are different. The management fee for BlackRock Trust is at an annual rate of .50 of 1% of BlackRock Trust's average daily net assets. The management fee for Short-Intermediate Series is at an annual rate of .40 of 1% of Short-Intermediate Series' average daily net assets. If the Plan is approved, the management fee rate of the combined fund will be lower than that currently being paid by BlackRock Trust. See "Fees and Expenses--Management Fees" below.

    The Funds' distribution fees also are different. As distributor for BlackRock Trust, PSI may be reimbursed for its distribution-related expenses at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of BlackRock Trust. For distributing Class C shares of BlackRock Trust, PSI may be paid at an annual rate of up to 1% of the Class C shares' average daily net assets. Currently, PSI is limiting its distribution-related fees to
 .15 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively, of BlackRock Trust.

    Short-Intermediate Series pays PSI for distributing Class A shares an annual distribution and service fee at the annual rate of the lesser of (a) .25 of 1% per annum of the aggregate sales of Short-Intermediate Series' Class A shares, not including shares issued in connection with reinvestment of dividends and capital gains distributions, issued on or after July 1, 1985 (the effective date of the Class A Plan) less the aggregate net asset value of any such shares redeemed, or (b) .25 of 1% of the average daily net assets of Short-Intermediate Series' Class A shares issued after July 1, 1985. If the Plan is approved, former Class A shareholders of BlackRock Trust will be subject to a distribution fee that is higher (without the limitation agreed to by PSI) than that currently paid by BlackRock Trust for distributing its Class A shares. On the other hand, former Class C shareholders of BlackRock Trust will be subject to a distribution fee that is less than the distribution fee paid by BlackRock Trust for distributing Class C shares. See "Fees and Expenses-- Distribution Fees" below.

    Finally, although PIFM serves as the investment manager to each Fund, the Funds' subadvisers (also called investment adviser) are not the same. BlackRock Trust's subadviser is BlackRock Financial Management, Inc. (BFM). Under a subadvisory agreement among BlackRock Trust, PIFM and BFM, BFM furnishes investment advisory services in connection with the management of BlackRock Trust's portfolio and is compensated by PIFM for its services at the annual rate of .25 of 1% of BlackRock Trust's average daily net assets. Government Securities Trust's subadviser is The Prudential Investment Corporation, doing business as Prudential Investments (PI). Under a subadvisory agreement with PIFM, PI furnishes investment advisory services in connection with the management of Government Securities Trust and is reimbursed by PIFM for its reasonable costs and expenses incurred in providing such services.

STRUCTURE OF BLACKROCK TRUST AND GOVERNMENT SECURITIES TRUST--SHORT-INTERMEDIATE SERIES

    BlackRock Trust and Government Securities Trust are each authorized to issue an unlimited number of shares of beneficial interest, $.01 par value per share. Government Securities Trust offers two series in addition to the Short-Intermediate Series. BlackRock Trust has divided its shares into three classes, designated Class A, Class B and Class C. Short-Intermediate Series is divided into two classes, designated Class A and Class Z. Except for Class B shares of BlackRock Trust, each class of shares is currently being offered by the respective Funds. Each class of shares represents an interest in the same assets of the respective Fund, as the case may be, and is identical in all respects except that (i) each class is subject to different expenses which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) Class Z shares are offered exclusively for sale by Short-Intermediate Series to a limited group of investors. (For more information on Class Z shares of Short-Intermediate Series, please see the Prospectus of Government Securities Trust (Short-Intermediate Series), dated February 3, 1997.) The distribution systems for Class A and Class C shares, as applicable, of each Fund are identical.


    Pursuant to each Fund's Declaration of Trust, each Fund's Board of Trustees may authorize the creation of additional series of shares, and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as that Fund's Board of Trustees may determine.


    Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of each Fund under certain circumstances. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of each Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of that Fund have been paid. Since BlackRock Trust's Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of Class C are likely to be lower than to Class A shareholders. Neither Fund's shares have cumulative voting rights for the election of Trustees. BlackRock Trust's Class A and Class C shareholders will receive the number of full and fractional Class A shares of Short-Intermediate Series equal in value (rounded to the third decimal place) to such shareholders' Class A and Class C shares of BlackRock Trust as of the closing date.

    If a stock certificate is desired by a shareholder of Short-Intermediate Series or BlackRock Trust, it must be requested in writing for each purchase of shares. Certificates will not be issued in connection with the reorganization. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

    It is the present intent of the Board of Trustees of each Fund not to hold annual meetings of shareholders. Special meetings of shareholders will be called if required under the Investment Company Act, a Fund's Declaration of Trust or state law.

INVESTMENT OBJECTIVES AND POLICIES


    Short-Intermediate Series' investment objective is to achieve a high level of income consistent with providing reasonable safety. Short-Intermediate Series seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Neither the value nor the yield of Short-Intermediate Series' shares or of the U.S. Government securities which may be invested in by Short-Intermediate Series is guaranteed by the U.S. Government. It is currently anticipated that Short-Intermediate Series will invest primarily in securities with maturities ranging from 2 to 5 years, but depending on market conditions and changing economic conditions, the Series may invest in securities of any maturity of 10 years or less. The dollar-weighted average maturity of the Short-Intermediate Series' investments will be more than 2 but less than 5 years.


    With respect to its 35% basket, Short-Intermediate Series may invest in fixed rate and adjustable rate mortgage-backed securities, asset-backed securities and corporate debt securities (among other privately issued instruments) rated A or better by S&P or Moody's or comparably rated by a Nationally Recognized Statistical Rating Organization (NRSRO) or, if unrated, determined to be of comparable quality by the subadviser. For temporary defensive purposes, Short-Intermediate Series may invest up to 100% of its assets in cash, U.S. Government securities and high quality money market instruments. Short-Intermediate Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, to attempt to increase return and/or protect against interest rate changes. See "Principal Risk Factors--Hedging and Return Enhancement Activities," below. Short-Intermediate Series may invest up to 15% of its net assets in illiquid securities and may borrow an amount equal to no more than 33- 1/3% of the value of its total assets from banks or through dollar rolls or reverse repurchase agreements to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions.

    The investment objective of BlackRock Trust is to provide low volatility of net asset value and high monthly income. BlackRock Trust seeks to achieve this objective by investing under normal circumstances at least 65% of its total assets in fixed-income U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including, but not limited to, GNMA, FNMA and FHLMC securities. Neither the value nor the yield of BlackRock Trust's shares or of the U.S. Government securities which may be invested in by BlackRock Trust is guaranteed by the U.S. Government.

    With respect to its 35% basket, BlackRock Trust may invest in, among other privately issued instruments, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities and corporate debt securities rated AAA by S&P or Aaa by Moody's and money market instruments of a comparable short-term rating. Up to 20% of BlackRock Trust's total assets may be invested in securities which are unrated but deemed by BlackRock Trust's subadviser to be of comparable credit quality to securities rated AAA by S&P or Aaa by Moody's and up to 10% of BlackRock Trust's total assets may be invested in foreign securities, including mortgage-backed securities and asset-backed securities issued by foreign entities which are of comparable credit quality. BlackRock Trust may also engage in various hedging and return enhancement strategies, including short-selling and leverage and use derivatives and reverse repurchase agreements and dollar rolls to increase investment return and/or protect against interest rate changes and thus maintain the stability of its net asset value. These strategies also include the purchase and sale of put and call options, entering into interest rate futures contracts and related options, purchasing Eurodollar instruments, interest rate transactions and lending portfolio securities. See "Principal Risk Factors--Hedging and Return Enhancement Activities," below. BlackRock Trust may invest up to 15% of its net assets in illiquid securities and may borrow from banks and enter into reverse repurchase agreements or dollar rolls of up to 33- 1/3% of the value of its total assets to take advantage of investment opportunities and for temporary, extraordinary or emergency purposes.

FEES AND EXPENSES

    MANAGEMENT FEES. PIFM, the manager of each Fund and an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), is compensated, pursuant to a management agreement with Government Securities Trust, at an annual rate of .40 of 1% of the average daily net assets of Short-Intermediate Series, and, pursuant to a management agreement with BlackRock Trust, at an annual rate of .50 of 1% of the average daily net assets of BlackRock Trust.

    Under a subadvisory agreement among BlackRock Trust, PIFM and BFM, BFM furnishes investment advisory services in connection with the management of BlackRock Trust and is compensated by PIFM at the rate of .25 of 1% of BlackRock Trust's average daily net assets.

    Under a subadvisory agreement between PIFM and PI, PI furnishes investment advisory services in connection with the management of Short-Intermediate Series and is reimbursed by PIFM for its reasonable costs and expenses in providing such investment advisory services. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreements for both Funds and supervises PI's and BFM's performance of its services on behalf of each Fund.

    DISTRIBUTION FEES. PSI, a wholly-owned subsidiary of Prudential, serves as the distributor of the Class A shares of Short-Intermediate Series and the Class A and Class C shares of BlackRock Trust.

    Under separate Distribution and Service Plans adopted by BlackRock Trust (the Class A Plan and Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act, and approved by the shareholders of the applicable class of BlackRock Trust, and under separate distribution agreements, PSI incurs the expenses of distributing the Class A and Class C shares of BlackRock Trust. Under a Distribution and Service Plan (the Class A Plan) adopted by Short-Intermediate Series pursuant to Rule 12b-1 under the Investment Company Act and approved by the Class A shareholders of Short-Intermediate Series, PSI incurs the expenses of distributing the Class A shares of Short-Intermediate Series. The distribution expenses incurred by PSI include (i) commissions and account servicing fees, (ii) advertising expenses, (iii) the cost of printing and mailing prospectuses, and (iv) indirect and overhead costs associated with the sale of shares of each of Short-Intermediate Series and BlackRock Trust.

    Under BlackRock Trust's Class A Plan, BlackRock Trust may reimburse PSI for distribution expenses at an annual rate of up to .30 of 1% of the average daily net assets of BlackRock Trust's Class A shares. Under BlackRock Trust's Class C Plan, BlackRock Trust may pay PSI for distribution expenses at an annual rate of up to 1% of the average daily net assets of BlackRock Trust's Class C shares. For the fiscal year ended June 30, 1997, PSI agreed, and for the fiscal year ending June 30, 1998 PSI has agreed, to limit its distribution expenses to .15 of 1% of the average daily net assets for Class A shares, and, to .75 of 1% of the average daily net assets for Class C shares.

    Under Short-Intermediate Series' Class A Plan, Short-Intermediate Series pays PSI for its distribution-related activities at the annual rate of the lesser of (a) .25 of 1% per annum of the aggregate sales of Short-Intermediate Series' Class A shares, not including shares issued in connection with reinvestment of dividends and capital gains distributions, issued on or after July 1, 1985 (the effective date of the Class A Plan) less the aggregate net asset value of any such shares redeemed, or (b) .25 of 1% of the average daily net assets of Short-Intermediate Series' Class A shares issued after July 1, 1985.

    For the fiscal year ended November 30, 1996, and the six-month period ended May 31, 1997, Short-Intermediate Series paid distribution expenses of .22% and
 .20%, respectively, of the average daily net assets of the Class A shares. For the fiscal year ended June 30, 1997, BlackRock Trust paid distribution expenses of .15% and .75% of the average daily net assets of Class A and Class C shares, respectively. The Funds record all payments made under the Plans as expenses in the calculation of net investment income.

    Under the Short-Intermediate Series' Class A Plan and BlackRock Trust's Class C Plan, each class of shares, as applicable, is obligated to pay distribution and/or service fees to PSI as compensation for distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, that Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    OTHER EXPENSES. The Funds also pay certain other expenses in connection with their operation, including transfer agency, accounting, legal, audit and registration expenses. Although the basis for calculating these fees and expenses is the same for Short-Intermediate Series and BlackRock Trust, the per share effect on shareholder returns is affected by their relative size. Combining BlackRock Trust with Short-Intermediate Series will reduce certain expenses. For example, only one annual audit of the combined fund will be required rather than separate audits of each Fund as currently required. Furthermore, the distribution fee limitation, with respect to BlackRock Trust is voluntary and may be discontinued. For a discussion of the level of distribution fee waivers, see the notes to the chart "Expense Ratios--Annual Fund Operating Expenses (as a percentage of average net assets)" below.


    SHAREHOLDER TRANSACTION EXPENSES. The following tables show the fees that an investor would be subject to in connection with a purchase, redemption or exchange of shares of both Short-Intermediate Series and BlackRock Trust and on a pro forma basis, giving effect to the reorganization. If the Plan is implemented, shareholders of BlackRock Trust will receive Class A shares of Short-Intermediate Series, regardless of the class of shares of BlackRock Trust held prior to the reorganization.

                                BLACKROCK TRUST

SHAREHOLDER TRANSACTION EXPENSES                                      CLASS A SHARES          CLASS C SHARES
                                                                      --------------  -------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering
 price).............................................................        3%                     None
Maximum Deferred Sales Load (as a percentage of original purchase
 price or redemption proceeds, whichever is lower)..................       None       1% during the first year and 0%
                                                                                                thereafter
Maximum Sales Load Imposed on Reinvested Dividends..................       None                    None
Redemption Fees.....................................................       None                    None
Exchange Fees.......................................................       None                    None


                           SHORT-INTERMEDIATE SERIES
                                 AND PRO FORMA


SHAREHOLDER TRANSACTION EXPENSES                                                                    CLASS A SHARES
                                                                                                    ---------------
Maximum Sales Load Imposed on Purchases...........................................................          None
Maximum Deferred Sales Load.......................................................................          None
Maximum Sales Load Imposed on Reinvested Dividends................................................          None
Redemption Fees...................................................................................          None
Exchange Fees.....................................................................................          None


    EXPENSE RATIOS. For the fiscal year ended November 30, 1996 and the six month period ended May 31, 1997, total expenses as a percentage of average net assets of Short-Intermediate Series were 1.01% and .93% (annualized), respectively, for Class A shares. For the fiscal year ended June 30, 1997, total expenses as a percentage of average net assets of BlackRock Trust were 1.56% and 2.16% for Class A and Class C shares, respectively. Without the distribution fee limitation, such ratios would have been 1.71% and 2.41% for the Class A and Class C shares, respectively. Total fund operating expenses for BlackRock Trust do not include interest expenses which vary from year to year based on the level of borrowings BlackRock Trust incurs. Total fund expenses including interest expense for the fiscal year ended June 30, 1997 were 3.45% and 4.05% for Class A and Class C shares, respectively.

    Following the reorganization, the actual expense ratios of the combined fund are expected to be lower than those of BlackRock Trust for the fiscal year ended June 30, 1997 (taking into account the distribution fee limitation). Set forth below is a comparison of Short-Intermediate Series' and BlackRock Trust's operating expenses for, in the case of Short-Intermediate Series, the fiscal year ended November 30, 1996 and, in the case of BlackRock Trust, the fiscal year ended June 30, 1997. The ratios are also shown on a pro forma (estimated) combined basis, giving effect to the reorganization.


                                                                                                    PRO FORMA
                                                                                            COMBINED (BLACKROCK TRUST
ANNUAL FUND                                      SHORT-INTERMEDIATE                          AND SHORT-INTERMEDIATE
OPERATING EXPENSES (AS A                              SERIES*         BLACKROCK TRUST**              SERIES)
PERCENTAGE OF                                    -----------------   --------------------   -------------------------
AVERAGE NET ASSETS)                                   CLASS A        CLASS A     CLASS C             CLASS A
Management Fees................................         .40%             .50%        .50%                  .40%
12b-1 Fees (After Waiver)+.....................         .22%             .15%        .75%                  .20%
Other Expenses.................................         .39%             .91%        .91%                  .33%
                                                        ---              ---         ---                   ---
Total Fund Operating Expenses++
 (After Waiver)................................        1.01%            1.56%       2.16%                  .93%
                                                        ---              ---         ---                   ---
                                                        ---              ---         ---                   ---


---------------
  * Based on expenses incurred during the fiscal year ended November 30, 1996. ** Based on expenses incurred during the fiscal year ended June 30, 1997.

  + Although the Class A and Class C Distribution and Service Plans provide that
    BlackRock Trust may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of BlackRock Trust to .15 of 1% and .75 of 1% of the average daily net assets of the Class A shares and Class C shares, respectively, for BlackRock Trust's fiscal year ending June 30, 1998. Total Fund Operating Expenses without such limitations would be 1.71% and 2.41% for Class A and Class C shares, respectively, for BlackRock Trust. There has been no distribution fee limitation or waiver for Short-Intermediate Series.

 ++ BlackRock Trust's total fund operating expenses do not include interest expenses which vary from year to year based on the level of borrowings that BlackRock Trust incurs. BlackRock Trust's total fund expenses including interest expense for the fiscal year ended June 30, 1997 were 3.45% and 4.05% for Class A and Class C shares, respectively. Likewise, the Pro Forma total fund expenses including interest expense would be 1.20%.

    The example set forth below shows the expenses that an investor in the combined fund (assuming approval by shareholders of BlackRock Trust) would pay on a $1,000 investment, based upon the pro forma ratios set forth above.

EXAMPLE                                                                          1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period
    Class A..................................................................   $       9    $      30    $      51    $     114

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

PURCHASES AND REDEMPTIONS

    Purchases of shares of BlackRock Trust and Short-Intermediate Series are made through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the respective Fund, through its Transfer Agent, PMFS, at the net asset value per share next determined after receipt of a purchase order by the Transfer Agent or Prudential Securities plus, for BlackRock Trust, a sales charge which may be imposed either at the time of purchase (Class A shares) or on a deferred basis (Class C shares).

    The minimum initial investment for Class A and Class C shares of BlackRock Trust is $2,500 and $5,000, respectively, and the minimum subsequent investment is $100 for both classes. Class A shares of BlackRock Trust are sold with an initial sales charge of up to 3% of the public offering price. Class C shares of BlackRock Trust are sold without an initial sales charge and, for one year after purchase, are subject to a contingent deferred sales charge of 1% on the lower of the amount invested or the redemption proceeds on redemptions within one year of purchase. Class C shares of BlackRock Trust are subject to higher distribution-related expenses than Class A shares.

    The minimum initial investment for Class A shares of Short-Intermediate Series is $1,000 and the minimum subsequent investment is $100. Class A shares of Short-Intermediate Series are sold without a sales charge.

    Shares of each Fund may be redeemed at any time at the net asset value next determined after Prudential Securities or the Transfer Agent receives the sell order. As indicated above, the proceeds of redemptions of Class C shares of BlackRock Trust may be subject to a contingent deferred sales charge. However, Class C shareholders of BlackRock Trust will receive the number of full and fractional Class A shares of Short-Intermediate Series equal to the net asset value (rounded to the third decimal place) of such shareholders' Class C shares as of the closing date. NO CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED IN CONNECTION WITH THE REORGANIZATION. FOLLOWING THE REORGANIZATION, SUCH SHAREHOLDERS' CLASS A SHARES OF SHORT-INTERMEDIATE SERIES WILL NOT BE SUBJECT TO ANY CONTINGENT DEFERRED SALES CHARGES.

EXCHANGE PRIVILEGES


    The exchange privileges available to shareholders of Short-Intermediate Series are substantially similar to the exchange privileges of shareholders of BlackRock Trust. Shareholders of both Short-Intermediate Series and BlackRock Trust have an exchange privilege with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirements of such funds. Class A shares of each Fund may be exchanged for Class A shares of another fund on the basis of relative net asset value. Class C shares may be exchanged only for Class C shares of another fund. Therefore, assuming that the reorganization takes place, former Class C shareholders of BlackRock Trust who become Class A shareholders of Short-Intermediate Series will only be able to exchange their Class A shares for Class A shares of other Prudential Mutual Funds. No sales charge will be imposed at the time of the exchange. Class C shares of BlackRock Trust may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. An exchange will be treated as a redemption and purchase for tax purposes.


DIVIDENDS AND DISTRIBUTIONS

    Each Fund expects to declare daily and to pay dividends of net investment income, if any, monthly and make distributions at least annually of any net capital gains. Shareholders of Short-Intermediate Series and BlackRock Trust receive dividends and other distributions in additional shares of Short-Intermediate Series and BlackRock Trust, respectively, unless they elect to receive them in cash. A BlackRock Trust shareholder's election with respect to reinvestment of dividends and distributions in BlackRock Trust will be automatically applied with respect to the shares of Short-Intermediate Series he or she receives.

FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATION

    The Funds have received an opinion of Gardner, Carton & Douglas to the effect that the proposed reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Accordingly, no gain or loss will be recognized to Short-Intermediate Series or BlackRock Trust upon the transfer of assets solely in return for shares of Short-Intermediate Series and Short-Intermediate Series' assumption of liabilities, if any, or to shareholders of BlackRock Trust upon their receipt of shares of Short-Intermediate Series in return for their shares of BlackRock Trust. The tax basis for the shares of Short-Intermediate Series received by BlackRock Trust's shareholders will be the same as their tax basis for the shares of BlackRock Trust to be constructively surrendered in exchange therefor. In addition, the holding period of the shares of Short-Intermediate Series to be received pursuant to the reorganization will include the period during which the shares of BlackRock Trust to be constructively surrendered in exchange therefor were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange. See "The Proposed Transaction--Tax Considerations."

                             PRINCIPAL RISK FACTORS

    As the investment policies of both Funds are similar, the risks associated with investments in either Fund also are similar. Below is a summary of such risks. For a more complete discussion of the risks attendant to an investment in Short-Intermediate Series, please see Short-Intermediate Series' Prospectus, which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

RATINGS

    As described earlier, up to 35% of the assets of each of Short-Intermediate Series and BlackRock Trust may be invested in fixed rate and adjustable rate mortgage-backed securities, asset-backed securities and corporate debt securities meeting certain rating standards and money market instruments meeting the particular rating standards. The minimum rating for securities in Short-Intermediate Series' portfolio are securities rated A or better by Moody's or S&P or comparably rated by any other NRSRO, or, if unrated, determined to be of comparable quality by the investment adviser. The minimum rating standard for securities in BlackRock Trust's portfolio is higher, that is, securities must be rated AAA by S&P or Aaa by Moody's, and only up to 20% of total assets may be invested in securities that are unrated but deemed of comparable quality by the investment adviser.

    Bonds that are rated A by Moody's are judged to possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Securities that are rated Aaa by Moody's or AAA by S&P are judged to be of high quality. They carry the smallest degree of investment risk and their capacity to pay interest and repay principal is extremely strong.

HEDGING AND RETURN ENHANCEMENT ACTIVITIES

    Short-Intermediate Series may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies include the purchase of and sale of put and call options on securities and indices and the purchase and sale of futures contracts and related options (including futures contracts on U.S. Government securities and indices and options thereon), enter into repurchase agreements, enter into reverse repurchase agreements and dollar rolls, lend its securities, make short sales, purchase and sell securities on a when-issued and delayed delivery basis, engage in interest rate swap transactions and borrow money in all instances subject to certain limitations. Short-Intermediate Series' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed.

    Participation in the options and futures markets involves investment risks and transaction costs to which Short-Intermediate Series would not be subject absent the use of these strategies. Short-Intermediate Series, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to the Short-Intermediate Series may leave the Short-Intermediate Series in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of Short-Intermediate Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for Short-Intermediate Series to sell the security at a disadvantageous time, due to the requirement that Short-Intermediate Series maintain "cover" or segregate securities in connection with hedging transactions.

    BlackRock Trust may also engage in various portfolio strategies, including utilizing derivatives, reverse repurchase agreements, dollar rolls, purchasing and selling call and put options, entering into interest rate futures contracts and related options, engaging in short-selling, purchasing Eurodollar instruments, interest rate transactions and lending portfolio securities. BlackRock Trust's participation in the options and futures markets subjects BlackRock Trust to similar types of risks as described above for Short-Intermediate Series.

FOREIGN SECURITIES

    BlackRock Trust may invest up to 10% of its total assets in foreign securities, including mortgage-backed securities and asset-backed securities issued by foreign entities. Short-Intermediate Series may invest in high quality money market instruments issued by a foreign company, foreign government or foreign bank.

    Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

TAX CONSIDERATIONS

    Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, neither Fund will be subject to federal income taxes on its net investment income and net capital gains, if any, that it distributes to its shareholders. With regard to the Government Securities Trust, the performance and tax qualification of one of its series will have no effect on the federal income tax liability of shareholders of the other series.

    Any dividends out of net investment income, together with distributions of net short-term gains distributed to shareholders of each Fund, will be taxable as ordinary income to those shareholders whether or not reinvested. Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than twelve months over net short-term capital losses) distributed to shareholders of each Fund will be taxable as capital gains to those shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.

    "Regulated Future Contracts" and certain listed options which are not "equity options" constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of each Fund's taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as a long-term capital gain or loss, and the remainder will be treated as a short-term capital gain or loss.

    For federal income tax purposes, BlackRock Trust had a capital loss carryforward at June 30, 1997 of approximately $3,793,000 of which $559,000 expires in 2001, $2,044,000 expires in 2002, $742,000 expires in 2003, and
$448,000 expires in 2004. If the reorganization occurs, these losses will carry forward to Short-Intermediate Series, subject to limitations under Section 382 of the Code. Additionally, the reorganization will cause such losses to expire earlier than set forth above if not otherwise used. As of November 30, 1996, Short-Intermediate Series had a capital loss carryforward for federal income tax purposes of approximately $52,844,000. Accordingly, no capital gains distributions are expected to be paid to shareholders of Short-Intermediate Series until net gains have been realized in excess of such carryforward.

    Shareholders are advised to consult their own tax advisors regarding specific questions as to federal, state or local taxes.

REALIGNMENT OF INVESTMENT PORTFOLIO


    The portfolio managers of Short-Intermediate Series anticipate selling certain securities in the investment portfolio of the combined Fund, but not more than 33- 1/3% of BlackRock Trust's assets acquired in the reorganization, following the consummation of such transaction. The investment adviser of Short-Intermediate Series expects that the sale of not more than 33- 1/3% of the assets acquired from BlackRock Trust and the purchase of other securities may affect the aggregate amount of taxable gains and losses generated by Short-Intermediate Series.


                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION

    The terms and conditions under which the proposed transaction may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix B to this Prospectus and Proxy Statement.

    The Plan contemplates (i) Short-Intermediate Series acquiring all of the assets of BlackRock Trust in exchange solely for Class A shares of Short-Intermediate Series and the assumption by Short-Intermediate Series of BlackRock Trust's liabilities, if any, as of the Closing Date (anticipated to be January 30, 1998) and (ii) the constructive distribution on the date of the exchange, expected to occur on or about the Closing Date, of such Class A shares of Short-Intermediate Series to the Class A and Class C shareholders of BlackRock Trust, as provided for by the Plan.

    The assets of BlackRock Trust to be acquired by Short-Intermediate Series shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by BlackRock Trust and any deferred or prepaid assets shown as assets on the books of BlackRock Trust. Short-Intermediate Series will assume from BlackRock Trust all debts, liabilities, obligations and duties of BlackRock Trust of whatever kind or nature, if any; provided, however, that BlackRock Trust will utilize its best efforts, to the extent practicable, to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date. Short-Intermediate Series will deliver to BlackRock Trust Class A shares of Short-Intermediate Series, which BlackRock Trust will then distribute to its Class A and Class C shareholders, respectively. Share certificates in Short-Intermediate Series will only be issued upon written request to the Transfer Agent. See "Shareholder Guide" in Short-Intermediate Series' Prospectus.

    The value of BlackRock Trust's assets to be acquired and liabilities to be assumed by Short-Intermediate Series and the net asset value of Class A shares of Short-Intermediate Series will be determined as of 4:15 P.M., New York time, on the Closing Date in accordance with the valuation procedures of the respective Fund's then current Prospectus and Statement of Additional Information.

    As soon as practicable after the Closing Date, BlackRock Trust will distribute PRO RATA to its shareholders of record the Class A shares of Short-Intermediate Series received by BlackRock Trust in exchange for such shareholders' interest in BlackRock Trust evidenced by their shares of beneficial interest of BlackRock Trust. Such distribution will be accomplished by opening accounts on the books of Short-Intermediate Series in the names of BlackRock Trust's shareholders and by transferring thereto the shares of Short-Intermediate Series previously credited to the account of BlackRock Trust on those books. Each shareholder account shall represent the respective PRO RATA number of Short-Intermediate Series shares due to such shareholder. Fractional shares of Short-Intermediate Series will be rounded to the third decimal place.

    Accordingly, every shareholder of BlackRock Trust will own Class A shares of Short-Intermediate Series immediately after the reorganization that, except for rounding, will be equal to the value of that shareholder's Class A or Class C shares of BlackRock Trust immediately prior to the reorganization. Moreover, because Class A shares of Short-Intermediate Series will be issued at net asset value in exchange for net assets of BlackRock Trust that, except for rounding, will equal the aggregate value of those shares, the net asset value per Class A share of Short-Intermediate Series will be unchanged. Thus, the reorganization will not result in a dilution of the value of any shareholder account. However, in general, the reorganization will substantially reduce the percentage of ownership of a BlackRock Trust's shareholder below such shareholder's current percentage of ownership in BlackRock Trust because, while such shareholder will have the same dollar amount invested initially in Short-Intermediate Series that he or she had invested in BlackRock Trust, his or her investment will represent a smaller percentage of the combined net assets of Short-Intermediate Series and BlackRock Trust.

    Any transfer taxes payable upon issuance of Class A shares of Short-Intermediate Series in a name other than that of the registered holder of the shares on the books of BlackRock Trust as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of BlackRock Trust will continue to be the responsibility of BlackRock Trust up to and including the Closing Date and such later date on which BlackRock Trust is terminated.

    On the effective date of the reorganization, the name of Short-Intermediate Series will be unchanged.

    The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of Trustees of BlackRock Trust and Government Securities Trust. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of BlackRock Trust, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting of shareholders of BlackRock Trust that would detrimentally affect the value of Short-Intermediate Series' shares to be distributed to BlackRock Trust's shareholders.

REASONS FOR THE REORGANIZATION CONSIDERED BY THE TRUSTEES

    The Board of Trustees of BlackRock Trust, including a majority of the Independent Trustees, have determined that the interests of BlackRock Trust's shareholders will not be diluted as a result of the proposed transaction and that the proposed transaction is in the best interests of the shareholders of BlackRock Trust. In addition, the Board of Trustees of Government Securities Trust, including a majority of the Independent Trustees, has determined that the interests of Short-Intermediate Series' shareholders will not be diluted as a result of the proposed transaction and that the proposed transaction is in the best interests of the shareholders of Short-Intermediate Series.

    The reasons that the reorganization was proposed by PIFM are described above under "Synopsis-- Reasons for the Reorganization." The Boards of Trustees of Government Securities Trust and BlackRock Trust based their decisions to approve the Plan on an inquiry into a number of factors, including the following:

        (1) the relative past decrease in assets, historical investment performance and perceived future prospects of BlackRock Trust;

        (2) the effect of the proposed transaction on the expense ratios of Short-Intermediate Series and BlackRock Trust;

        (3) the costs of the reorganization, which will be paid for by Short-Intermediate Series and BlackRock Trust in proportion to their respective asset levels;

        (4) the tax-free nature of the reorganization to Short-Intermediate Series, BlackRock Trust and their shareholders;

        (5) the compatibility of the investment objectives, policies and restrictions of Short-Intermediate Series and BlackRock Trust;

        (6) the potential benefits to the shareholders of BlackRock Trust and Short-Intermediate Series; and

        (7) other options to the reorganization, including a continuance of BlackRock Trust in its present form, a change of investment adviser or investment objective or a termination of BlackRock Trust with the distribution of the cash proceeds to BlackRock Trust shareholders (which would be a taxable event).

    If the Plan is not approved by shareholders of BlackRock Trust, BlackRock Trust's Board of Trustees may consider other appropriate action, such as the termination of BlackRock Trust or a merger or other business combination with an investment company other than Short-Intermediate Series.

DESCRIPTION OF SECURITIES TO BE ISSUED

    Short-Intermediate Series' shares represent shares of beneficial interest with $.01 par value per share. Class A shares of Short-Intermediate Series will be issued to BlackRock Trust's shareholders on the Closing Date. Each Class A share represents an equal and proportionate interest in Short-Intermediate Series with each other share of the same class. Shares entitle their holders to one vote per full share and fractional votes for fractional shares held. Each share of Short-Intermediate Series has equal voting, dividend and liquidation rights with other shares, except that Class A shares have exclusive voting rights with respect to their distribution plan. Dividends paid by Short-Intermediate Series with respect to each class of shares, to the extent any are paid, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that each class will bear its own distribution expenses, generally resulting in lower dividends for Class A shares of Short-Intermediate Series compared to its Class Z shares.

TAX CONSIDERATIONS

    The Funds have received an opinion from Gardner, Carton & Douglas, which opinion is based on representations made by each Fund, to the effect that (1) the proposed transaction described above will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code; (2) no gain or loss will be recognized by shareholders of BlackRock Trust upon receipt of shares of Short-Intermediate Series solely in exchange for their shares of BlackRock Trust and the termination of BlackRock Trust pursuant to the Plan (Internal Revenue Code Section 354(a)(1)) and the termination of BlackRock Trust pursuant to the Plan; (3) no gain or loss will be recognized by BlackRock Trust upon the transfer of BlackRock Trust's assets to Short-Intermediate Series solely in exchange for shares of Short-Intermediate Series and the assumption by Short-Intermediate Series of BlackRock Trust's liabilities, if any, and the subsequent distribution of those shares to BlackRock Trust's shareholders in liquidation of BlackRock Trust (Internal Revenue Code Sections 361(a), 361(c)(1) and 357(a)); (4) no gain or loss will be recognized by Short-Intermediate Series upon the acquisition of such assets solely in exchange for Short-Intermediate Series' shares and its assumption of BlackRock Trust's liabilities, if any (Internal Revenue Code Section 1032(a)); (5) Short-Intermediate Series' basis for the assets received pursuant to the reorganization will be the same as the basis thereof in the hands of BlackRock Trust immediately before the reorganization, and the holding period of those assets in the hands of Short-Intermediate Series will include the holding period thereof in BlackRock Trust's hands (Internal Revenue Code Sections 362(b) and 1223(2)); (6) BlackRock Trust's shareholders' basis for the shares of Short-Intermediate Series to be received by them pursuant to the reorganization will be the same as their basis for the shares of BlackRock Trust and canceled in the reorganization (Internal Revenue Code Section 358(a)(1)); and (7) the holding period of the shares of Short-Intermediate Series to be received by the shareholders of BlackRock Trust pursuant to the reorganization will include the period during which the shares of BlackRock Trust canceled in the reorganization were held, provided the latter shares were held as capital assets by the shareholders on the date of the reorganization (Internal Revenue Code Section 1223(1)). It should be noted that no ruling has been sought by the IRS and that an opinion of counsel is not binding on the IRS or any court. If the IRS were to successfully assert that the proposed transaction is taxable, then the proposed transaction would be treated as a taxable sale of BlackRock Trust's assets to Short-Intermediate Series followed by the taxable liquidation of BlackRock Trust, and shareholders of BlackRock Trust would recognize gain or loss as a result of such transaction.

CERTAIN COMPARATIVE INFORMATION ABOUT THE FUNDS

    Government Securities Trust and BlackRock Trust are each a Massachusetts business trust and the rights of their respective shareholders are governed by each Fund's Declaration of Trust and By-Laws and by applicable Massachusetts law. Certain similarities, due in part to the form of organization of each Fund, are summarized below.

    CAPITALIZATION. Each Fund has issued shares of beneficial interest, par value $.01 per share. Government Securities Trust is currently divided into three series of which Short-Intermediate Series is one. Each Fund's Declaration of Trust authorizes the Funds to issue an unlimited number of shares of beneficial interest, that may be divided into separate classes, designated by the Board of Trustees of each Fund. BlackRock Trust currently offers only Class A and Class C shares and Short-Intermediate Series currently offers only Class A and Class Z shares. The Board of Trustees of each Fund may reclassify unissued shares to authorize additional classes of shares having terms and rights determined by its Board of Trustees, all without shareholder approval.

    SHAREHOLDER MEETINGS AND VOTING RIGHTS. It is the present intent of the Board of Trustees of each Fund not to hold annual meetings of shareholders. Special meetings of shareholders will be called if required under the Investment Company Act, the Declaration of Trust or state law.


    Under each Fund's Declaration of Trust and the Investment Company Act, shareholders are entitled to vote only with respect to the following matters:
(1) the election of Trustees if a meeting is called for such purpose; (2) any amendment of the Declaration of Trust, other than amendments to change the Fund's name, authorize additional series of shares, supply any omission or cure, correct or supplement any ambiguity or defective or inconsistent provision contained therein; (3) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (4) the adoption of any contract for which shareholder approval is required by the Investment Company Act; (5) any plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act; and (6) such additional matters relating to the Fund as may be required by law, the Declaration of Trust, the Fund's By-Laws, the Investment Company Act, or any registration of the Fund with the SEC, or as the Trustees may consider necessary or desirable. Upon the written request of shareholders owning 10% of a Fund, a meeting will be called to vote upon the removal of any Trustee or Trustees. In addition to the previous matters, shareholders of Short-Intermediate Series also may vote on a determination as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or its shareholders, to the same extent as the shareholders of a Massachusetts business corporation would be entitled to vote on such a determination. Each Fund's shareholders also vote upon changes in fundamental investment policies or restrictions.


    The Declaration of Trust of each Fund provides that a "Majority Shareholder Vote" of the Fund is required to decide certain questions, such as the election of Trustees and approval of investment advisory contracts. "Majority Shareholder Vote" means the vote of the holders of a majority of shares, which shall consist of: (i) a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum, as determined in accordance with the By-Laws, is present; (ii) a majority of shares issued and outstanding and entitled to vote when action is taken by written consent of shareholders; or
(iii) a "majority of the outstanding voting securities," as that phrase is defined in the Investment Company Act, when action is taken by shareholders with respect to approval of an investment advisory or management contract or an underwriting or distribution agreement or continuance thereof.

    Each Fund's By-Laws provide that a majority of the outstanding shares shall constitute a quorum for the transaction of business at a shareholders' meeting. Matters requiring a larger vote by law or under the organization documents for either Fund are not affected by such quorum requirements.

    SHAREHOLDER LIABILITY. Under Massachusetts law, under certain circumstances, the shareholders of each Fund could be held personally liable for their respective Fund's obligations. However, each Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each note, bond, contract, order, agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Fund's Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the Fund's obligations solely by reason of his or her being or having been a shareholder of the Fund and not because of his or her acts or omissions or some other reason. Thus, the Funds consider the risk of a shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or the Funds themselves would be unable to meet their obligations.

    LIABILITY AND INDEMNIFICATION OF TRUSTEES. Each Fund's Declaration of Trust provides that no Trustee or officer of the Fund shall be liable to the Fund or its shareholders for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties. Under each Fund's Declaration of Trust, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by him or her in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee provided, generally, such Trustee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Fund.

    Under the Investment Company Act, a Trustee of the Funds may not be protected against liability to his or her respective Fund, and the Fund's security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties. The staff of the SEC interprets the Investment Company Act to require additional limits on indemnification of Trustees and officers.

PRO FORMA CAPITALIZATION AND RATIOS


    The following table shows the capitalization of Short-Intermediate Series and BlackRock Trust as of May 31, 1997 and the pro forma combined capitalization as if the reorganization had occurred on that date. These figures are unaudited.


                                                                  SHORT-
                                                               INTERMEDIATE                          PRO FORMA
                                                                  SERIES        BLACKROCK TRUST      COMBINED
                                                               ------------  ---------------------  -----------
                                                                 CLASS A      CLASS A     CLASS C     CLASS A
Net Assets...................................................  1$69,055,497  $29,662,039 $  17,286  $198,734,822
Net Asset Value per share....................................  $      9.59   $     9.31  $    9.30  $      9.59
Shares Outstanding...........................................   17,620,724    3,187,626      1,859   20,715,544

    The following table shows the ratios of total expenses and of operating expenses to average net assets and the ratio of net investment income to average net assets (based upon weighted average shares outstanding during the relevant period) of Short-Intermediate Series for the six-month period ended May 31, 1997 (annualized) and of BlackRock Trust for the fiscal year ended June 30, 1997. The ratios are also shown on a pro forma combined basis.

                                                                      SHORT-
                                                                   INTERMEDIATE                         PRO FORMA
                                                                     SERIES*      BLACKROCK TRUST**     COMBINED
                                                                   ------------  --------------------  -----------
                                                                     CLASS A      CLASS A    CLASS C     CLASS A
Ratio of total expenses to average net assets....................          .93%       3.45%      4.05%       1.20%
Ratio of operating expenses to average net assets................          .93%       1.56%      2.16%        .93%
Ratio of net investment income to average net assets.............         5.74%       5.23%      4.63%       6.01%

---------------
* Based on annualized expenses incurred during the six-month period ended May 31, 1997.

** Based on operating expenses for BlackRock Trust incurred during the fiscal year ended June 30, 1997, after taking into account the current distribution fee limitation. Total operating expenses without such limitation would be 1.71% for the Class A shares and 2.41% for the Class C shares. Total expenses do, and operating expenses do not, include interest expenses which vary from year to year based on the level of borrowings BlackRock Trust incurs.

                  INFORMATION ABOUT SHORT-INTERMEDIATE SERIES

FINANCIAL INFORMATION


    For additional financial information for Short-Intermediate Series, see "Financial Highlights" in Short-Intermediate Series' Prospectus, which accompanies this Prospectus and Proxy Statement. The financial information for the year ended November 30, 1996 has been audited by Price Waterhouse LLP, independent auditors, whose report thereon was unqualified. The following financial highlights contain selected data for a Class A share outstanding, total return, ratios to average net assets and other supplemental data for the periods presented.


                                                      CLASS A
                                          -------------------------------
                                           YEAR ENDED    SIX-MONTH PERIOD
                                          NOVEMBER 30,        ENDED
                                              1996       MAY 31,1997 (b)
                                          ------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $   9.74       $     9.70
                                          ------------     --------
                                          ------------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................       .51              .28
Net realized and unrealized gain (loss)
 on investment transactions.............      (.01)            (.13)
                                          ------------     --------
    Total from investment operations....       .50              .15
                                          ------------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income....      (.54)            (.26)
                                          ------------     --------
Net asset value, end of period..........  $   9.70       $     9.59
                                          ------------     --------
                                          ------------     --------
TOTAL RETURN (a):.......................      5.34%            1.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........  $185,235       $  169,055
Average net assets (000)................  $186,567       $  175,249
Ratios to average net assets:
  Expenses, including distribution
   fees.................................      1.01%             .93%(c)
  Expenses, excluding distribution
   fees.................................       .79%             .74%(c)
  Net investment income.................      5.99%            5.74%(c)
Portfolio turnover rate.................       132%              98%

------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Figures are unaudited.
(c) Figures are annualized.

GENERAL

    For a discussion of the organization, classification and sub-classification of Short-Intermediate Series, see "General Information" and "Trust Highlights" in Short-Intermediate Series' Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

    For a discussion of Short-Intermediate Series' investment objective and policies and risk factors associated with an investment in Short-Intermediate Series, see "How the Trust Invests" in Short-Intermediate Series' Prospectus.

TRUSTEES

    For a discussion of the responsibilities of Government Securities Trust's Board of Trustees, see "How the Trust is Managed" in Short-Intermediate Series' Prospectus.

MANAGER AND PORTFOLIO MANAGER

    For a discussion of Short-Intermediate Series' Manager, investment adviser and portfolio manager, Distributor and Transfer Agent, see "How the Trust is Managed" in Short-Intermediate Series' Prospectus.

PERFORMANCE

    For a discussion of Short-Intermediate Series' performance during the fiscal year ended November 30, 1996 and the six-month period ended May 31, 1997, see Appendix A hereto.

SHORT-INTERMEDIATE SERIES' SHARES

    For a discussion of Short-Intermediate Series' Class A shares, including voting rights and the exchange privilege, and how the shares may be purchased and redeemed, see "Shareholder Guide" and "General Information" in Short-Intermediate Series' Prospectus.

NET ASSET VALUE

    For a discussion of how the offering price of Short-Intermediate Series' Class A shares is determined, see "How the Trust Values its Shares" in Short-Intermediate Series' Prospectus.

TAXES, DIVIDENDS AND DISTRIBUTIONS

    For a discussion of Short-Intermediate Series' policy with respect to dividends and distributions and the tax consequences of an investment in Class A shares, see "Taxes, Dividends and Distributions" in Short-Intermediate Series' Prospectus.

ADDITIONAL INFORMATION

    Government Securities Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith files reports and other information with the SEC. Proxy materials, reports and other information filed by Government Securities Trust can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York (7 World Trade Center, Suite 1300, New York, New York 10048) and Chicago (Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511). Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Shareholder inquiries should be addressed to Government Securities Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

                       INFORMATION ABOUT BLACKROCK TRUST

FINANCIAL INFORMATION

    For financial information for BlackRock Trust, see "Financial Highlights" in BlackRock Trust's Prospectus and its Annual Report to Shareholders for the fiscal year ended June 30, 1997 which is available without charge upon request to BlackRock Trust. See "Additional Information" below.

GENERAL

    For a discussion of the organization, classification and sub-classification of BlackRock Trust, see "General Information" and "Fund Highlights" in BlackRock Trust's Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

    For a discussion of BlackRock Trust's investment objective and policies and risk factors associated with an investment in BlackRock Trust, see "How the Fund Invests" in BlackRock Trust's Prospectus.

TRUSTEES

    For a discussion of the responsibilities of BlackRock Trust's Board of Trustees, see "How the Fund is Managed" in BlackRock Trust's Prospectus.

MANAGER AND PORTFOLIO MANAGER

    For a discussion of BlackRock Trust's Manager, investment adviser and portfolio manager, Distributor and Transfer Agent, see "How the Fund is Managed" in BlackRock Trust's Prospectus.

PERFORMANCE

    For a discussion of BlackRock Trust's performance during the fiscal year ended June 30, 1997, see Appendix A hereto and the Annual Report to Shareholders for the fiscal year ended June 30, 1997, which is available without charge upon request to BlackRock Trust. See "Additional Information" below.

BLACKROCK TRUST'S SHARES

    For a discussion of BlackRock Trust's Class A and Class C shares, including voting rights and the exchange privilege, and how the shares may be purchased and redeemed, see "Shareholder Guide" and "General Information" in BlackRock Trust's Prospectus.

NET ASSET VALUE

    For a discussion of how the offering price of BlackRock Trust's Class A and Class C shares is determined, see "How the Fund Values its Shares" in BlackRock Trust's Prospectus.

TAXES, DIVIDENDS AND DISTRIBUTIONS

    For a discussion of BlackRock Trust's policy with respect to dividends and distributions and the tax consequences of an investment in Class A and Class C shares, see "Taxes, Dividends and Distributions" in BlackRock Trust's Prospectus.

ADDITIONAL INFORMATION

    Additional information concerning BlackRock Trust is incorporated herein by reference from BlackRock Trust's current Prospectus dated August 29, 1997, as supplemented September 8, 1997 and October 27, 1997. Copies of BlackRock Trust's Prospectus and BlackRock Trust's Annual Report to Shareholders for the fiscal year ended June 30, 1997 are available without charge upon oral or written request to BlackRock Trust. To obtain BlackRock Trust's Prospectus or Annual Report, call (800) 225-1852 or write to Prudential Mutual

Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Shareholder inquiries should be addressed to BlackRock Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

    BlackRock Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith files reports and other information with the SEC. Reports and other information filed by BlackRock Trust can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York (7 World Trade Center, Suite 1300, New York, New York 10048) and Chicago (Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511). Copies of such material can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

                               VOTING INFORMATION

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the proposal. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of BlackRock Trust or by attendance at the Meeting. If sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Any questions as to an adjournment of the Meeting will be voted on by the persons named in the enclosed Proxy in the same manner that the Proxies are instructed to be voted. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

    If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business. Because approval of the proposed reorganization requires the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such proposed matters.


    The close of business on December 5, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, BlackRock Trust's Meeting. On that date, BlackRock Trust had 2,779,986 Class A shares and 1,850 Class C shares outstanding and entitled to vote.



    Each share of BlackRock Trust will be entitled to one vote at BlackRock Trust's Meeting. It is expected that the Notice of Special Meeting, Prospectus and Proxy Statement and form of Proxy will be mailed to BlackRock Trust's shareholders on or about December 17, 1997.

    As of December 5, 1997, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of BlackRock Trust:


                                                                  %
NAME                                       SHARES     CLASS     OWNERSHIP
----------------------------------------  --------   --------   ------
Prudential Bank and Trust Co.,                 108          C     5.8%
C/F the IRA of Anne C. Landolfi
508 23rd St.
Ocean City, MD 08226-2518

Sidney H. Willuweit, Lila Willuweit, Jt.       826          C    44.7%
Ten.
14812 Berry Valley Rd.
Yelm, WA 98597-9703

Donovan D. Allen, Ingrid F. Allen, Jt.         265          C    14.3%
Ten.
11512 Chesapeake Dr.
Reno, NV 89506-9492

Chin-Lin Fu Sun and Wei S Fu, Ten. Com.        601          C    32.5%
243 W. Wedgewood Ave.
San Gabriel, CA 91776-1321


    As of December 5, 1997, the Trustees and officers of BlackRock Trust, as a group, owned less than 1% of the outstanding shares of any class of BlackRock Trust.


    As of December 5, 1997, the following shareholder owned beneficially or of record 5% or more of the outstanding shares of Class A of Short-Intermediate
Series:



                                                       %
NAME                                       SHARES    OWNERSHIP
----------------------------------------  --------   ------
South Bergan Savings and Loan              633,072    5.4%
Attn. Mr. Albert Gossweiler
Woodridge, NJ 07075-1295


    As of December 5, 1997, the Trustees and officers of Short-Intermediate Series, as a group, owned less than 1% of the outstanding shares of Class A shares of Short-Intermediate Series.

    The expenses of reorganization and solicitation will be borne by BlackRock Trust and Short-Intermediate Series in proportion to their respective assets and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to shareholders. Shareholder Communications Corporation, a proxy solicitation firm, has been retained to assist in the solicitation of Proxies for the Meeting. The fees and expenses of Shareholder Communications Corporation are not expected to exceed $45,000, excluding mailing and printing costs. The solicitation of Proxies will be largely by mail but may include telephonic, telegraphic or oral communication by regular employees of Prudential Securities and its affiliates, including PIFM. This cost, including specified expenses, also will be borne by BlackRock Trust and Short-Intermediate Series in proportion to their respective assets.

                                 OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders of BlackRock Trust arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of BlackRock Trust, taking into account all relevant circumstances.

                            SHAREHOLDERS' PROPOSALS

    A shareholder proposal intended to be presented at any subsequent meeting of the shareholders of BlackRock Trust must be received by BlackRock Trust a reasonable time before the Trustees' solicitation relating to such meeting is made in order to be included in BlackRock Trust's Proxy Statement and form of Proxy relating to that meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. In the event that the Plan is approved at this Meeting with respect to BlackRock Trust, it is not expected that there will be any future shareholder meetings of BlackRock Trust.

    It is the present intent of the Board of Trustees of each Fund not to hold annual meetings of shareholders unless the election of Trustees is required under the Investment Company Act nor to hold special meetings of shareholders unless required by the Investment Company Act or state law.

                                          S. JANE ROSE
                                            SECRETARY


Dated: December 15, 1997

                 (This page has been left blank intentionally.)

                                      APPENDIX A
                                 PERFORMANCE OVERVIEW

                             YEAR ENDED NOVEMBER 30, 1996
                            GOVERNMENT SECURITIES TRUST --
                            SHORT-INTERMEDIATE TERM SERIES


PORTFOLIO MANAGERS' REPORT

Short-term interest rates -- and therefore intermediate-term bond returns -- seesawed over much of the past 12 months as financial markets were buffeted by conflicting news which alternately showed the U.S. economy strengthening or weakening. When all was said and done, money market funds and short- to intermediate-term bond funds ended the reporting period posting attractive, if somewhat lower, returns than a year earlier.

Part of the reason for this fluctuation was that market opinion about the course of interest rates changed over the past six months. When we reported to you in May, investors were speculating that the Federal Reserve would soon raise the Federal Funds rate (what banks charge each other for overnight loans) to head-off inflation. Analysts now expect the Federal Funds rate to remain at 5.25% for most of the first quarter of 1997. Money market yields, which rose earlier in the summer, began declining in the fall, reflecting this change in market sentiment.

Bonds, which had posted near-record returns in 1995, lost some of their gains from February through April as investors started to anticipate rising inflation and higher interest rates and sold their positions. Since late May, however, bond prices rebounded.

Why the turnaround? Higher inflation never materialized. The Consumer Price Index (CPI), excluding volatile food and energy prices, remained fairly benign throughout the period. October's CPI, for example, rose only 0.2% for an inflation rate of less than 3% a year. The economy also slowed. Gross Domestic Product (GDP), the total value of goods and services produced by the nation and a widely used barometer for economic growth, fell to 2.1% in the third quarter, which was less than half of what it was in the second quarter. With inflation behaving itself, and the economy slowing, there was no reason for the Federal Reserve to raise interest rates.

MONEY MARKET SERIES
The Money Market Series' seven-day current yield on November 30, 1996 was 4.62%, which compares to 4.45% last May and 5.13% of a year ago. The Series' yield was lower than the 4.67% returned by the average government money fund tracked by IBC Financial Data.

U.S. TREASURY MONEY MARKET SERIES
The U.S. Treasury Money Market Series' seven-day current yield was 4.57% on November 30, 1996 compared to 4.45% last May and 4.99% of a year ago. The Series' yield was lower when compared to 4.62% for similar U.S. Treasury money funds measured by IBC Financial Data.

SHORT-INTERMEDIATE TERM SERIES
The Short-Intermediate Term Series' 30-day yield on November 30, 1996 was 5.60%, which finished the reporting period ahead of the average of 5.28% for similar funds in the Lipper Analytical Services short/intermediate U.S. government fund average.

          How Investments Compared.
              (As of 11/30/96)

                 (CHART)

                           U.S.       General      General        U.S.
                          Growth         Bond      Muni Debt     Taxable
                           Funds        Funds        Funds     Money Funds

12 Month Total Returns   21.11%        5.11%        4.91%        4.87%
20 Year Average Annual
 Total Returns           14.96%        7.69%        7.12%        7.5%

SOURCE: LIPPER ANALYTICAL SERVICES. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. GROWTH FUNDS will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

GENERAL BOND FUNDS provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

GENERAL MUNICIPAL DEBT FUNDS invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

MONEY MARKET FUNDS attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

SHORT-INTERMEDIATE TERM SERIES
The Short-Intermediate Term Series invests at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As much as 35% of Series' assets may be invested in mortgage backed or asset backed securities as well as corporate debt. The dollar-weighted average maturity of the Series will be more than two, but less than five years. There can be no assurance that the Series will achieve its investment objective.

                           One        Five          Ten            Since
                          Year       Years         Years         Inception**
Cumulative
Total Returns*
As of
11/30/96

Short-Intermediate
Term Series                5.3%       34.1%        93.5%          223.1%

Lipper Short/Intermediate
U.S. Government
Fund Average***            4.9        33.6         98.9           222.9

                           One        Five          Ten            Since
                          Year       Years         Years         Inception**
Average
Annual
Total Returns*
As of
12/31/96

Short-Intermediate
Term Series                4.0%       5.5%          6.9%          8.5%


                                Dividends & Yields
                                  As of 11/30/96

                         Total Dividends               30-Day
                        Paid for 12 Mos.              SEC Yield
                          $0.54                         5.60%

Past performance is not indicative of future returns. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more less than their original cost.

* Source: Prudential Mutual Fund Management and Lipper Analytical Services. Shares of this Series are sold without an initial or contingent deferred sales charge.

** Inception date: 9/13/82.

*** These are the average returns of 89   funds in the Lipper Short/
Intermediate U.S. Government Fund category for one year, 34 funds for five years, eight funds for 10 years and two funds since inception as determined by Lipper Analytical Services.

BEARS RETREAT, FOR NOW.
When we last reported to you six months ago, bears were on a rampage. These worried investors read signs of a strengthening economy as a warning of bad inflationary pressures to come (not to mention higher short-term interest rates), and sold their securities, driving prices down and yields up. The yield on a five-year Treasury note, for example, rose 130 basis points (a basis point is 1/100th of a percentage point) to 6.4% on May 21, 1996 from 5.1% on February 13, 1996. All investors lost some of the capital appreciation realized from 1995 as yields rose and bond prices fell.

But then the short- to intermediate-term bond market started to rebound -- thanks to moderating economic growth and continued low inflation -- forcing the bears to grudgingly give ground. A flurry of good news fueled the comeback including:

- MODERATING GROWTH. GDP moderated in the third quarter to 2.2% -- down from the worrisome 3.4% growth rate for the first six months of the year, which economists believed could generate higher inflation.

- SHRINKING FEDERAL DEFICIT. The federal deficit was lower than projected. This meant fewer Treasury bonds were sold, increasing demand for existing supply and pushing prices up.

- MORE SAVINGS. Personal savings, which bottomed at 3.6% of disposal income in April, grew to 5.3% by the end of June. This meant consumers were spending less, braking the economy.

Thus inflation, a bond investor's worst enemy, remained fairly benign rising at an annual rate of about 3%. In addition, the Federal Reserve kept the Federal Funds rate at 5.25%, where it has stood since January. Bottom line: Bond prices have stabilized and recovered with the yield on a 5-year Treasury declining 50 basis points to 5.9% on November 19, 1996 compared to 6.4% on May 21.

As you may recall, we maintained a higher cash position earlier this year because we did not believe the returns offered in the two- to five-year bond range were attractive enough to offset their interest rate risk. This tactic helped us weather the price declines of February through April. Since May, however, we actively reinvested our cash position in attractive issues at the longer end of the yield curve. Our duration was 2.8 years on November 30, 1996. To increase yield we bought federal agencies debt, asset backed securities, and mortgage backed securities with higher coupons.
-------------------------------------------------------------------------------
                                       A-2

LOOKING AHEAD.

The seesawing rates in the money market and short- to intermediate-term bond markets appear to have steadied for now. We believe the U.S. economy is on track for slow, steady and non-inflationary growth into the first quarter of 1997. If we're right, then the Federal Reserve will have little reason to raise -- or lower -- short-term interest rates. Given this scenario, our money market and bond funds will continue to pursue their present strategies of investing in attractive securities while maintaining the flexibility to respond should interest rates begin to move.

  (PHOTO)                                   (PHOTO)
/s/ Bernard D. Whitsett, II               /s/ Barbara L. Kenworthy
Bernard D. Whitsett, II                   Barbara L. Kenworthy
Portfolio Manager                         Portfolio Manager
Money Market Series &                     Short-Intermediate Term Series
U.S. Treasury Money Market Series
-------------------------------------------------------------------------------

COMPARING A $10,000 INVESTMENT.

PRUDENTIAL GOVERNMENT SECURITIES TRUST:
SHORT-INTERMEDIATE TERM SERIES VS. THE LEHMAN
BROTHERS INTERMEDIATE GOV'T BOND INDEX.

// Prudential Gov't Sec Trust: Short-Intermediate Term Series

-  Lehman Bros. Inter. Gov't Bond Index

AVERAGE ANNUAL
TOTAL RETURNS

WITHOUT SALES LOAD
8.6% Since Inception
6.8% for 10 Years
6.0% for 5 Years
5.3% for 1 Year

Best Year: 1986 (13.5%)
   (CHART)
Worst Year: 1994 (-2.5%)

11/30/86=$10,000
11/30/96--Lehman
Brothers Intermediate
Government Bond
Index=$21,011
Intermediate Term
Series=$19,350

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The chart above the graph is designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of the Series.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Prudential Government Securities Trust:
Short-Intermediate Term Series with a similar investment in the Lehman Brothers Intermediate Government Bond Index by portraying the account value for 10 years, and subsequent account value at the end of this reporting period (November 30), as measured on a quarterly basis, beginning in 1986. For purposes of the graph, and unless otherwise indicated, in the accompanying table it has been assumed all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested.

The Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 10 years. The index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transactions costs and advisory fees associated with an investment in the Series. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The Index is not the only one that may be used to characterize performance of short-intermediate U.S. government bond funds and other indexes may portray different comparative performance.

                         SIX MONTHS ENDED MAY 31, 1997
        GOVERNMENT SECURITIES TRUST -- SHORT-INTERMEDIATE TERM SERIES


PORTFOLIO MANAGERS' REPORT

U.S. interest rates fluctuated over the past six months as investors first worried that a vigorous economy could spark higher inflation then cheered when signs of moderating economic growth and subdued inflation surfaced later in the period.

It all started because the U.S. economy expanded at its fastest pace in more than nine years during the first quarter of 1997.
By mid-February, investors began to push up interest rates anticipating that the Federal Reserve would increase the overnight bank lending rate, which it did by a quarter percentage point to 5.5% on March 25, 1997. Yields on money market funds edged higher only to slide in April and May because government reports pointed to slower economic growth and benign inflation in the second quarter. Not surprisingly, the central bank voted to leave short-term interest rates unchanged when monetary policymakers met again in May.

Short- to intermediate-term bond prices were also whipsawed over the past six months as inflation concerns waxed and waned. Inflation is the archenemy of the bond market because it erodes the value of the fixed stream of interest payments and principal received by bondholders. As inflation wary investors pushed up interest rates, prices on older bonds fell because newly issued ones would generally carry higher coupons. Prices began to recover when interest rates tumbled in late April. Needless to say, predicting the direction of interest rates proved very difficult so we refrained from doing so. Instead, we kept the Short-Intermediate Term Series' duration (a measure of sensitivity to interest rate changes) in line with our competition.

MONEY MARKET SERIES
The Money Market Series' seven-day current yield was 4.82% on May 27, 1997 compared to 4.84% for the average U.S. government money market fund tracked by IBC Financial Data. We performed competitively because we sold Treasurys and purchased securities issued by government agencies in order to lock in higher yields as interest rates declined in April and May.

U.S. TREASURY MONEY
MARKET SERIES
The U.S. Treasury Money Market Series' seven-day current yield was 4.97% on May 27,1997, well above the 4.73% for comparable funds as measured by IBC. We took profits on three- and six-month Treasurys then purchased one-month cash management bills (CMBs) for their unusually generous yields along with one-year Treasurys, which increased the Series' weighted average maturity (WAM) and its yield.

SHORT-INTERMEDIATE
TERM SERIES
The Short-Intermediate Term Series' 30-day yield was 5.82% for the period ended May 31, 1997 compared to 5.78% for similar funds tracked by Lipper Analytical Services.


HOW INVESTMENTS COMPARED.
    (As of 5/31/97)
        (GRAPH)



                             U.S.       General       General        U.S.
                            Growth       Bond        Muni Debt     Taxable
                            Funds        Funds         Funds     Money Funds

12-Month Total Returns       17.72%       9.93%         7.60%        4.79%
20-Year Average Annual
   Total Returns             15.47%       9.94%         7.17%        7.68%



SOURCE: LIPPER ANALYTICAL SERVICES. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. GROWTH FUNDS will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

GENERAL BOND FUNDS provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

GENERAL MUNICIPAL DEBT FUNDS invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

MONEY MARKET FUNDS attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

SHORT-INTERMEDIATE
TERM SERIES

The Short-Intermediate Term Series invests at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As much as 35% of Series' assets may be invested in mortgage backed or asset backed securities as well as corporate debt. The dollar-weighted average maturity of the Series will be more than two, but less than five years. There can be no assurance that the Series will achieve its investment objective.

                                                SIX     ONE    FIVE    TEN       SINCE
                                               MONTHS   YEAR   YEARS   YEARS   INCEPTION**
CUMULATIVE        CLASS A                       1.5%    6.8%   31.6%   99.9%     228.0%
  TOTAL           CLASS Z                       N/A     N/A     N/A     N/A        1.1%
 RETURNS*         LIPPER SHORT/INTERMEDIATE
 AS OF            U.S. GOVERNMENT
 5/31/97          FUND AVERAGE***               1.4     6.4    30.4   103.1      231.3

                                        ONE    FIVE    TEN       SINCE
                                        YEAR   YEARS   YEARS   INCEPTION**
 AVERAGE
ANNUAL TOTAL       SHORT-INTERMEDIATE
  RETURNS*         TERM SERIES          6.8%    5.6%   7.2%       8.4%
   AS OF
  6/30/97

Past performance is not indicative of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more less than their original cost.

* Source: Prudential Investments Fund Management and Lipper
Analytical Services. Shares of this Series are sold without an initial or contingent deferred sales charge.

** Inception date: Class A, 9/22/92; Class Z, 2/25/97.

*** These are the average returns of all funds in the Short-Term
U.S. Government Bond Fund category.

          DIVIDENDS AND YIELDS
             AS OF 5/31/97
           TOTAL DIVIDENDS       30-DAY
           PAID FOR SIX MOS.   SEC YIELD
Class A        $0.255            5.82%
Class Z        $0.15             7.06%

YIELD, YIELD AND YIELD.

The U.S. economy sped along at a 5.9% annualized rate in the first quarter of 1997 as a solid jobs market, mild winter, an early Easter and an automobile price war encouraged consumer spending. Investors assumed the Federal Reserve would have to tighten credit in March to keep the economy from overheating.
Yet once the central bankers moved, the situation changed rather abruptly. Gross Domestic Product, a measure of the value of all goods and services produced by the country, is now expected to have expanded much more slowly in the second quarter than in the first. Amid such rapidly changing outlooks, interest rates were on a roller coaster. Yet the Short-Intermediate Series prospered during this period by seeking securities that offered higher yields than Treasurys.

Although interest rates were unsettled, U.S. Treasury prices remained in a trading range with the yield on the average five-year note swinging a full percentage point between 5.8% and 6.8%. Under these market conditions, investors typically focus on purchasing securities that offer higher yields than Treasurys.
We stuck with this strategy -- and it worked nicely. We reduced Treasurys to 19% of total assets as of May 31, 1997 from 28% as of November 30, 1996.  Specifically, we sold U.S.
government debt and purchased securities backed by a variety of assets such as farm equipment loans and home equity loans. On the other hand, the amount of asset backed securities we owned rose to 25% of total assets as of May 31, 1997 from 13%
as of November 30, 1996.

Careful credit evaluation to identify and purchase undervalued securities continued to benefit the Fund. For example, we had bought a security backed by loans on corporate credit cards that our analysis indicated was attractively priced. We sold them in 1997 to buy securities backed by automobile leases that our analysis showed were priced too cheaply.

Mortgage backed securities, which are issued by government-sponsored corporations such as Fannie Mae or private companies, also benefit when Treasury prices trade in a predictable range. Investors are less concerned that mortgage backed securities could be paid off early because consumers are less likely to refinance the underlying home loans if interest rates do not fall significantly. Similarly, investors worry less about holding mortgage backed securities for longer than expected because there is less chance that consumers will indefinitely postpone refinancing since interest rates will only fall so far. With market conditions nearly ideal, mortgage backed securities, which also offer higher yields than Treasurys, performed well.

LOOKING
AHEAD.

We don't like predicting Federal Reserve Board policy, although with moderating economic growth and inflation remaining benign, we see little reason for additional rate moves by the central bank over the near term. However, 1997 has been a year of increased volatility and we must remain vigilant. Accordingly, our money market funds and bond fund will continue their present strategies while retaining their flexibility to respond to changing market conditions.

CO-MANAGER
NAMED.

Sharon Fera was recently named as co-manager of the Short-Intermediate Term Series. She is responsible for day-to-day Fund operations while Barbara Kenworthy provides overall portfolio direction. Sharon most recently was a fixed-income portfolio manager at Aetna Life & Casualty and brings more than 10 years of fixed-income investment experience to your Fund.

(PICTURE)
/s/ Bernard D. Whitsett, II
Bernard D. Whitsett, II
Portfolio Manager
Money Market Series
& U.S. Treasury Money
Market Series


(PICTURE)
/s/ Barbara L. Kenworthy
Barbara L. Kenworthy
Portfolio Manager
Short-Intermediate Term Series


(PICTURE)
/s/ Sharon A. Fera
Sharon A. Fera
Portfolio Manager
Short-Intermediate Term Series

                            YEAR ENDED JUNE 30, 1997

THE BLACKROCK GOVERNMENT INCOME TRUST

PERFORMANCE AT A GLANCE.
Treasury yields fluctuated during the twelve months ended June 30, 1997. After declining for much of the second half of 1996, interest rates rose in the face of a resilient stock market and stronger economic growth for the first few months of 1997. However, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses. Mortgage-backed securities and asset-backed securities outperformed Treasuries over the year as investors sought higher yielding securities.

HISTORICAL
INVESTMENT
RESULTS(1)
AS OF 6/30/97

                               ONE          FIVE           SINCE
                               YEAR         YEARS        INCEPTION(2)
CLASS A                           6.2%        22.9%         31.2%
CLASS C                           5.6         N/A           15.2
LIPPER ADJUSTABLE RATE
MORTGAGE FUND AVG.(3)             6.5         18.0          ***

AVERAGE
ANNUAL TOTAL
RETURNS(1)
AS OF 6/30/97
                               ONE          FIVE           SINCE
                               YEAR         YEARS        INCEPTION(2)
Class A                           3.0%         3.6%         4.2%
Class C                           4.6          N/A          5.5

DIVIDENDS]
& YIELDS
AS OF 6/30/97
                              TOTAL DIVIDENDS         30-DAY
                              PAID FOR 12 MOS.       SEC YIELD
Class A                          $0.50                  7.96%
Class C                          $0.45                  7.41

An investment in the Fund is neither insured nor guaranteed by the U.S. government. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

(1)Source: Prudential Investments Fund Management, LLC. Historical investment results do not take into account sales charges. Average annual returns do take into account applicable sales charges. The Fund charges a maximum sales load of 3% for Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% over a period of one year.

(2)Inception dates: Class A, 9/9/91 and Class C, 11/1/94.

(3)These are the average returns of all funds for one year, five years and since inception of each share class as determined by Lipper Analytical Services.

***Lipper Since Inception returns are: Class A, 29.5% and Class C, 12.0% for all funds in each Lipper share class.

                            HOW INVESTMENTS COMPARED.
                                 (AS OF 6/30/97)
                                    (GRAPH)

                                      U.S.    General    General      U.S.
                                     Growth    Bond     Muni Debt    Taxable
                                      Funds    Funds      Funds     Money Funds

12-Month Total Returns                23.96%   10.77%    7.81%        4.80%
20-Year Average Annual
   Total Returns                      15.39%    9.89%    7.14%        7.68%

SOURCE: LIPPER ANALYTICAL SERVICES. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. GROWTH FUNDS will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

GENERAL BOND FUNDS provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

GENERAL MUNICIPAL DEBT FUNDS invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

MONEY MARKET FUNDS attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

SCOTT AMERO, FUND MANAGER
(PHOTO)
/s/ Scott Amero

PORTFOLIO MANAGER'S REPORT
The BlackRock Government Income Trust is an open-end bond fund whose investment objective is to provide low volatility of net asset value and high monthly income. The Trust invests primarily in adjustable rate mortgage-backed securities (ARMs), U.S. Government securities, asset-backed securities (ABS) and short duration mortgage-backed securities (MBS). The Fund is part of the Prudential family of mutual funds and is managed by its investment sub-adviser, BlackRock Financial Management, Inc.

OUR STYLE.
We seek low volatility of net asset value while producing high monthly income. In pursuing this objective, the Trust's assets are actively managed and reflect the adviser's relative value analysis of individual securities and sectors. There can be no assurance that the Fund will achieve its investment objective.

STRATEGY SESSION.

LOW VOLATILITY BUOYS MARKETS.
Over the year, investor demand for bonds that offer higher yields allowed adjustable rate mortgages (ARMs) and asset-backed securities (ABS) to post excellent relative performance primarily due to low interest rate volatility and subdued refinancing concerns.

Over the period, the ARM market, as measured by the Lehman Brothers ARM Index, returned 8.08% versus the Treasury market's return (measured by the Lehman Brothers 1-3 year Treasury Index) of 6.55%. ARMs benefited from improving fundamental conditions over the past two years, as interest rate volatility has generally remained at historically low levels. As a result, older ARMs traded at or near all-time tight yield spreads versus comparable maturity Treasuries.

The ABS market has also benefited from low volatility, as the best performing ABS of 1996 were those securities backed by home equity loans. ABS' positive performance carried into 1997, as a pause in the pace of issuance caused yield spreads to tighten even further.

In searching for relative value, we targeted securities and market sectors that have underperformed and have strong potential, we believe, for price appreciation. During the reporting period, the Fund substantially increased its holdings in floating- and fixed-rate ABS and collateralized mortgage obligations (CMOs). The move towards floating-rate ABS was prompted by an increase in floating-rate supply over the past year. ABS issuers, particularly credit cards, have chosen to issue floating-rate securities, which has led to wider yield spreads versus Treasuries than offered by fixed-rate ABS.

The increased weightings to these sectors was primarily financed by selling Treasury securities and reducing the Fund's ARM holdings, which had performed well.

WHAT WENT WELL.
Over the past six months we have sought to enhance return by carefully balancing our exposure to Treasuries, asset-backed securities (fixed and floating rate), adjustable rate mortgages (ARMs), collateralized mortgage obligations (CMOs), and other mortgage-backed securities (MBS).

During the second quarter of 1997 this meant reducing our ARM exposure to 19% of total investments as of June 30, 1997, from 26% at year-end 1996. We did so because we believed that the combination of lower interest rates, which could result in a higher rate of prepayments, and potentially higher interest rate volatility that could hurt ARM performance over the short term. As it turned out, ARMs did slightly underperform short-duration Treasuries during the second quarter.

Conversely, we added to our CMO holdings because we believe they would enhance yield and total return, given the Federal Reserve's current neutral monetary policy. CMO holdings comprised 13% of total investments as of June 30, 1997 compared to 8% on December 31, 1996.

FIVE LARGEST HOLDINGS.
10.4%      U.S. TREASURY NOTE
           6.375%, 5/15/00
6.4%       FHLMC
           9.00%, 9/01/05-11/01/05
6.1%       FNMA
           8.50%, 6/01/08-1/01/16
5.8%       GNMA II
           7.25%, 4/15/06
4.1%       GNMA II
           7.125%, 9/20/23

Expressed as a percentage of total investments as of 6/30/97.


                         PORTFOLIO BREAKDOWN.
             EXPRESSED AS A PERCENTAGE OF TOTAL INVESTMENTS.
         AS OF 6/30/97                            AS OF 12/31/96
          Treasuries--12%                          CMOs--8%
          Short Duration MBS--27%                  Asset Backed--23%
          ARMs--19%                                ARMS--26%
          Fixed-Rate ABS--15%                      Short Duration MBS--32%
          Floating-Rate ABS--14%                   U.S. Treasuries/
          CMOs--13%                                Agencies--11%

LOOKING AHEAD.
Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Federal Reserve Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth. Therefore, an uninterrupted decline in yields is by no means a certainty.
-------------------------------------------------------------------------------
                                      A-10

COMPARING A $10,000 INVESTMENT.
THE BLACKROCK GOVERNMENT INCOME TRUST VS.
THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX.

[]The BlackRock Government Income Trust
--Lehman Bros. 1-3 Year Government Index

AVERAGE ANNUAL
TOTAL RETURNS

WITH SALES LOAD
4.2% Since Inception
3.6% for 5 Years
3.0% for 1 Year
                                 Class A
WITHOUT SALES LOAD               9/9/91=$10,000
4.8% Since Inception             6/30/97--Lehman Government
4.2% for 5 Years                 Index=$14,128
6.2% for 1 Year                  6/30/97--BlackRock=$12,721

Best Year  1995--8.4%
Worst Year 1994--1.6%

AVERAGE ANNUAL
TOTAL RETURNS

WITH SALES LOAD
5.5% Since Inception
4.6% for 1 Year
                                 Class C
WITHOUT SALES LOAD               11/1/94=$10,000
5.5% Since Inception             6/30/97--Lehman Government
5.6% for 1 Year                  Index=$11,955
                                 6/30/97--BlackRock=$11,521

Best Year  1995--7.7%
Worst Year 1996--4.3%

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the BlackRock Government Income Trust (Class A and Class C) with a similar investment in the Lehman Brothers 1-3 Year Government Index (Lehman Government Index) by portraying the initial account values on September 9, 1991 for Class A and November 1, 1994 for Class C shares and subsequent account values at the end of each fiscal year (June 30), as measured on a quarterly basis, beginning in 1991 for Class A and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on June 30, 1997; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The Lehman Government Index is a weighted Index comprised of securities issued or backed by the U.S. Government and its agencies with a remaining maturity of one to three years. The Lehman Government Index is an unmanaged Index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the Lehman Government Index may differ substantially from the securities in the Fund's portfolio. The Lehman Government Index is not the only index that may be used to characterize performance of government security funds and other indices may portray different comparative performance.

                 (This page has been left blank intentionally.)

                                                                      Appendix B

                      AGREEMENT AND PLAN OF REORGANIZATION


    Agreement and Plan of Reorganization (Agreement) made as of the 15th day of December, 1997, by and between, The BlackRock Government Income Trust (BlackRock Trust) and Prudential Government Securities Trust (Government Securities Trust)--Short-Intermediate Term Series (Short-Intermediate Term Series) (BlackRock Trust and Government Securities Trust, collectively, the Trusts and each individually, a Trust). BlackRock Trust and Government Securities Trust are both business trusts organized under the laws of the Commonwealth of Massachusetts. Each Trust maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of BlackRock Trust are divided into three classes, designated as Class A, Class B and Class C. Shares of Short-Intermediate Term Series are divided into two classes, designated as Class A and Class Z. The Class B shares of BlackRock Trust are not currently being offered. Government Securities Trust consists of three series, one of which is Short-Intermediate Term Series.


    This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Trusts as Gardner, Carton & Douglas may require, Gardner, Carton & Douglas will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of the assets of BlackRock Trust in exchange solely for Class A shares of Short-Intermediate Term Series, and Short-Intermediate Term Series' assumption of BlackRock Trust's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, as a liquidating distribution of such shares of Short-Intermediate Term Series to the shareholders of BlackRock Trust, and the termination of BlackRock Trust as provided herein, all upon the terms and conditions as hereinafter set forth.

    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

1. TRANSFER OF ASSETS OF BLACKROCK TRUST IN EXCHANGE FOR SHARES OF SHORT-INTERMEDIATE TERM SERIES AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF BLACKROCK TRUST

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, BlackRock Trust agrees to sell, assign, transfer and deliver all its assets, as set forth in paragraph 1.2, to Short-Intermediate Term Series, and Short-Intermediate Term Series agrees (a) to issue and deliver to BlackRock Trust in exchange therefor the number of Class A shares in Short-Intermediate Term Series determined by dividing the net asset value of the BlackRock Trust allocable to Class A and Class C shares of beneficial interest (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class A share of Short-Intermediate Term Series (rounded to the third decimal place)(computed in the manner and as of the time and date set forth in paragraph 2.2) and (b) to assume all of BlackRock Trust's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

1.2 The assets of BlackRock Trust to be acquired by Short-Intermediate Term Series shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by BlackRock Trust and any deferred or prepaid expenses shown as assets on the books of BlackRock Trust on the closing date provided in paragraph 3 (Closing Date). Short-Intermediate Term Series has no plan or intent to sell or otherwise dispose of significant assets of BlackRock Trust, other than in the ordinary course of business.


1.3 Except as otherwise provided herein, Short-Intermediate Term Series will assume all debts, liabilities, obligations and duties of BlackRock Trust of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that BlackRock Trust agrees to utilize its best efforts, to the extent practicable, to cause such Trust to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.


1.4 On or immediately prior to the Closing Date, BlackRock Trust will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed all of such Trust's investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gains, if any, for all taxable years through its termination.

1.5 On a date (Termination Date), as soon after the Closing Date as is conveniently practicable but in any event within 30 days of the Closing Date, BlackRock Trust will distribute PRO RATA to its Class A and Class C shareholders of record, determined as of the close of business on the Closing Date, the Class A shares of Short-Intermediate Term Series received by BlackRock Trust pursuant to paragraph 1.1 in exchange for their interest in BlackRock Trust. Such distribution will be accomplished by opening accounts on the books of Short-Intermediate Term Series in the names of BlackRock Trust's shareholders and transferring thereto the shares credited to the account of BlackRock Trust on the books of Short-Intermediate Term Series. Each account opened shall be credited with the respective PRO RATA number of Short-Intermediate Term Series Class A shares due BlackRock Trust's Class A and Class C shareholders, respectively. Fractional shares of Short-Intermediate Term Series shall be rounded to the third decimal place. Upon the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that BlackRock Trust must file pursuant to the Investment Company Act of 1940, as amended (Investment Company Act) to deregister as an investment company, BlackRock Trust will file with the Secretary of State of The Commonwealth of Massachusetts a Certificate of Termination terminating BlackRock Trust, but in any event such termination will be completed within twelve months following the Closing Date.

1.6 Short-Intermediate Term Series shall not issue certificates representing its shares in connection with such exchange. With respect to any BlackRock Trust shareholder holding BlackRock Trust certificates for shares of beneficial interest as of the Closing Date, until Short-Intermediate Term Series is notified by BlackRock Trust's transfer agent that such shareholder has surrendered his or her outstanding Trust certificates for shares of beneficial interest or, in the event of lost, stolen or destroyed certificates for shares of beneficial interest, posted adequate bond or submitted a lost certificate form, as the case may be, Short-Intermediate Term Series will not permit such shareholder to (1) receive dividends or other distributions on Short-Intermediate Term Series shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Short-Intermediate Term Series' books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Short-Intermediate Term Series shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Short-Intermediate Term Series shares in cash as provided in the preceding sentence, Short-Intermediate Term Series shall pay such dividends or other distributions in additional Short-Intermediate Term Series shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of BlackRock Trust. BlackRock Trust will, at its expense, request its shareholders to surrender their outstanding BlackRock Trust certificates for shares of beneficial interest, post adequate bond or submit a lost certificate form, as the case may be.

1.7 Ownership of Short-Intermediate Term Series shares will be shown on the books of the Short-Intermediate Term Series' transfer agent. Shares of Short-Intermediate Term Series will be issued in the manner described in Short-Intermediate Term Series' then current prospectus and statement of additional information.

1.8 Any transfer taxes payable upon issuance of shares of Short-Intermediate Term Series in exchange for shares of BlackRock Trust in a name other than that of the registered holder of the shares being exchanged on the books of BlackRock Trust as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

1.9 Any reporting responsibility with the Securities and Exchange Commission or any state securities commission of BlackRock Trust is, and shall remain, the responsibility of BlackRock Trust up to and including the Termination Date.

1.10 All books and records of BlackRock Trust, including all books and records required to be maintained under the Investment Company Act and the rules and regulations thereunder, shall be available to Short-Intermediate Term Series from and after the Closing Date and shall be turned over to Short-Intermediate Term Series on or prior to the Termination Date.

2.  VALUATION

2.1 The value of BlackRock Trust's assets and liabilities to be acquired and assumed, respectively, by Short-Intermediate Term Series shall be the net asset value computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in BlackRock Trust's then current prospectus and statement of additional information.

2.2 The net asset value of a Class A share of Short-Intermediate Term Series shall be the net asset value for Class A shares as of the Valuation Time, using the valuation procedures set forth in Short-Intermediate Term Series' then current prospectus and Government Securities Trust's statement of additional information.

2.3 The number of Short-Intermediate Term Series shares to be issued (including fractional shares, if any) in exchange for BlackRock Trust's net assets shall be calculated as set forth in paragraph 1.1.

2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

3.  CLOSING AND CLOSING DATE

3.1 The Closing Date shall be January 30, 1998 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of Short-Intermediate Term Series or at such other place as the parties may agree.

3.2 State Street Bank and Trust Company (State Street), as custodian for BlackRock Trust, shall deliver to Short-Intermediate Term Series at the Closing a certificate of an authorized officer of State Street stating that (a) BlackRock Trust's portfolio securities, cash and any other assets have been transferred in proper form to Short-Intermediate Term Series on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of BlackRock Trust and of the net asset value per share of Short-Intermediate Term Series is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

3.4 BlackRock Trust shall deliver to Short-Intermediate Term Series on or prior to the Termination Date the names and addresses of each of the shareholders of BlackRock Trust and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Secretary or Assistant Secretary of BlackRock Trust. Short-Intermediate Term Series shall issue and deliver to BlackRock Trust at the Closing a confirmation or other evidence satisfactory to BlackRock Trust that shares of Short-Intermediate Term Series have been or will be credited to BlackRock Trust's account on the books of Short-Intermediate Term Series. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

4.1  BlackRock Trust represents and warrants as follows:

4.1.1 BlackRock Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts.

4.1.2 BlackRock Trust is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

4.1.3 BlackRock Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of BlackRock Trust or of any material agreement, indenture, instrument, contract, lease or other undertaking to which BlackRock Trust is a party or by which BlackRock Trust is bound;

4.1.4 All material contracts or other commitments to which BlackRock Trust, or the properties or assets of BlackRock Trust, is subject, or by which BlackRock Trust is bound except this Agreement will be terminated on or prior to the Closing Date without BlackRock Trust or Short-Intermediate Term Series incurring any liability or penalty with respect thereto;

4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against BlackRock Trust or any of its properties or assets. BlackRock Trust knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of BlackRock Trust at June 30, 1997 and for the year then ended and the Notes thereto (copies of which have been furnished to Short-Intermediate Term Series) have been audited by Price Waterhouse LLP, independent auditors, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of BlackRock Trust as of and for the period ended on such date, and there are no material known liabilities of BlackRock Trust (contingent or otherwise) not disclosed therein;

4.1.7 Since June 30, 1997, there has not been any material adverse change in BlackRock Trust's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by BlackRock Trust of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Short-Intermediate Term Series. For the purposes of this paragraph 4.1.7, a decline in net assets or change in the number of shares outstanding shall not constitute a material adverse change;

4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of BlackRock Trust required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of BlackRock Trust's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.1.9 For each past taxable year since it commenced operations, BlackRock Trust has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and has elected to be treated as such and BlackRock Trust intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, BlackRock Trust has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

4.1.10 All issued and outstanding shares of BlackRock Trust are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of BlackRock Trust will, at the Closing Date, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Short-Intermediate Term Series in accordance with the provisions of paragraph 3.4. BlackRock Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares, nor is there outstanding any security convertible into any of its shares.

4.1.11 At the Closing Date, the BlackRock Trust will have good and marketable title to the assets to be transferred to Short-Intermediate Term Series pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Short-Intermediate Term Series will acquire good and marketable title thereto;

4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of BlackRock Trust and by all necessary action, other than shareholder approval, on the part of BlackRock Trust, and this Agreement constitutes a valid and binding obligation, subject to shareholder approval, of BlackRock Trust;

4.1.13 The information furnished and to be furnished by BlackRock Trust for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

4.1.14 On the effective date of the registration statement filed with the SEC by Government Securities Trust on Form N-14 relating to the shares of Short-Intermediate Term Series issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of BlackRock Trust and on the Closing Date, the Proxy Statement of BlackRock Trust, the Prospectus of Short-Intermediate Term Series, and the Statement of Additional Information of Government Securities Trust to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act) and the Investment Company Act, and the rules and regulations under such Acts and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Government Securities Trust for use therein.

4.2  Government Securities Trust represents and warrants as follows:

4.2.1 Government Securities Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and Short-Intermediate Term Series has been duly established in accordance with the terms of Government Securities Trust's Declaration of Trust as a separate series of Government Securities Trust;

4.2.2 Government Securities Trust is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

4.2.3 Government Securities Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of Government Securities Trust or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Government Securities Trust with respect to Short-Intermediate Term Series is a party or by which Government Securities Trust with respect to Short-Intermediate Term Series is bound;

4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Government Securities Trust or any of the properties or assets of Short-Intermediate Term Series except as previously disclosed in writing to BlackRock Trust. Except as previously disclosed in writing to BlackRock Trust, Government Securities Trust knows of no facts that might form the basis for the institution of such proceedings, and, with respect to Short-Intermediate Term Series, Government Securities Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Short-Intermediate Term Series at November 30, 1996, and for the fiscal year then ended and the Notes thereto (copies of which have been furnished to BlackRock Trust) have been audited by Price Waterhouse LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Short-Intermediate Term Series as of and for the period ended on such date, and there are no material known liabilities of Short-Intermediate Term Series (contingent or otherwise) not disclosed therein;

4.2.6 Since November 30, 1996, there has not been any material adverse change in Short-Intermediate Term Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Short-Intermediate Term Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by BlackRock Trust. For the purposes of this paragraph, a decline in net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Short-Intermediate Term Series required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Short-Intermediate Term Series' knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.2.8 For each past taxable year since it commenced operations, Short-Intermediate Term Series has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and has elected to be treated as such and Government Securities Trust intends to cause Short-Intermediate Term Series to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Short-Intermediate Term Series has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

4.2.9 All issued and outstanding shares of Short-Intermediate Term Series are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Short-Intermediate Term Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of Government Securities Trust and by all necessary corporate action on the part of Government Securities Trust, and this Agreement constitutes a valid and binding obligation of Government Securities Trust;

4.2.11 The shares of Short-Intermediate Term Series to be issued and delivered to BlackRock Trust pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Short-Intermediate Term Series, fully paid and non-assessable;

4.2.12 The information furnished and to be furnished by Government Securities Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of BlackRock Trust and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations under such Acts, (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by BlackRock Trust for use therein.

5.  COVENANTS OF GOVERNMENT SECURITIES TRUST AND BLACKROCK TRUST

5.1 BlackRock Trust and Government Securities Trust with respect to Short-Intermediate Term Series each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be allowed by paragraph 1.2 hereof or required by paragraph 1.4 hereof.

5.2 BlackRock Trust covenants to call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Trustees as set forth in Rule 17a-8(a) under the Investment Company Act).

5.3 BlackRock Trust covenants that Short-Intermediate Term Series shares to be received for and on behalf of BlackRock Trust in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 BlackRock Trust covenants that it will assist Short-Intermediate Term Series in obtaining such information as Short-Intermediate Term Series reasonably requests concerning the beneficial ownership of BlackRock Trust's shares.

5.5 Subject to the provisions of this Agreement, each Trust will take, or cause to be taken, all action, and will do, or cause to be done, all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 BlackRock Trust covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each Act.

5.7 BlackRock Trust covenants that it will, from time to time, as and when requested by Short-Intermediate Term Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Short-Intermediate Term Series may deem necessary or desirable in order to vest in and confirm to Short-Intermediate Term Series title to and possession of all the assets of BlackRock Trust to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.8 Government Securities Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.9 Government Securities Trust covenants that it will, from time to time, as and when requested by BlackRock Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Government Securities Trust may deem necessary or desirable in order to (i) vest in and confirm to the BlackRock Trust title to and possession of all the shares of Short-Intermediate Term Series to be transferred to the shareholders of BlackRock Trust pursuant to this Agreement and (ii) assume all of the liabilities of BlackRock Trust in accordance with this Agreement.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF BLACKROCK TRUST

    The obligations of BlackRock Trust to consummate the transactions provided for herein shall be subject to the performance by Government Securities Trust and Short-Intermediate Series of all the obligations to be performed by them hereunder on or before the Closing Date and the following further conditions:

6.1 All representations and warranties of Government Securities Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 Government Securities Trust shall have delivered to BlackRock Trust on the Closing Date a certificate executed in its name by the President or a Vice President of Government Securities Trust, in form and substance satisfactory to BlackRock Trust and dated as of the Closing Date, to the effect that the representations and warranties of Government Securities Trust in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement, and as to such other matters as BlackRock Trust shall reasonably request.

6.3 BlackRock Trust shall have received on the Closing Date a favorable opinion from Shereff, Friedman, Hoffman & Goodman, LLP, counsel to Government Securities Trust, dated as of the Closing Date, to the effect that:

    6.3.1 Government Securities Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted and Short-Intermediate Term Series has been duly established in accordance with the terms of Government Securities Trust's Declaration of Trust as a separate series of Government Securities Trust;

    6.3.2 This Agreement has been duly authorized, executed and delivered by Government Securities Trust and, assuming due authorization, execution and delivery of the Agreement by BlackRock Trust, is a valid and binding obligation of Government Securities Trust enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    6.3.3 The shares of the Government Securities Trust to be distributed to the shareholders of BlackRock Trust under this Agreement, assuming their due authorization, execution and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of Short-Intermediate Term Series of Government Securities Trust has any pre-emptive right to subscribe therefor or purchase such shares;

    6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with Government Securities Trust's Declaration of Trust or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement dated August 9, 1988 as amended on November 19, 1993, between Government Securities Trust and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract dated July 26, 1990 between Government Securities Trust and State Street Bank and Trust Company,
    (c) the Distribution Agreement dated May 8, 1996 between Government Securities Trust and Prudential Securities Incorporated and (d) the Transfer Agency and Service Agreement dated January 1, 1988 between Government Securities Trust and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    6.3.5 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Government Securities Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

    6.3.6 Government Securities Trust is registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

    6.3.7 Such counsel knows of no litigation or government proceeding instituted or threatened against Government Securities Trust that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

    Such opinion may rely on an opinion of Massachusetts Counsel to the extent it addresses Massachusetts law.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT SECURITIES TRUST

    The obligations of Government Securities Trust to complete the transactions provided for herein shall be subject to the performance by BlackRock Trust of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

7.1 All representations and warranties of BlackRock Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 BlackRock Trust shall have delivered to Government Securities Trust on the Closing Date a statement of the assets and liabilities, which shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of the portfolio securities of BlackRock Trust showing the adjusted tax base of such securities by lot, as of the Closing Date, certified by the Treasurer of BlackRock Trust.

7.3 BlackRock Trust shall have delivered to Government Securities Trust on the Closing Date a certificate executed in its name by its President or one of its Vice Presidents, in form and substance satisfactory to Government Securities Trust and dated as of the Closing Date, to the effect that the representations and warranties of BlackRock Trust made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transaction contemplated by this Agreement, and as to such other matters as Government Securities Trust shall reasonably request.

7.4 On or immediately prior to the Closing Date, BlackRock Trust shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Trust's investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gain, if any, of BlackRock Trust for all completed taxable years from the inception of such Trust through June 30, 1997, and for the period from and after June 30, 1997 through the Closing Date.

7.5 Government Securities Trust shall have received on the Closing Date a favorable opinion from Gardner, Carton & Douglas, counsel to BlackRock Trust, dated as of the Closing Date, to the effect that:

    7.5.1 BlackRock Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

    7.5.2 This Agreement has been duly authorized, executed and delivered by BlackRock Trust and constitutes a valid and legally binding obligation of BlackRock Trust enforceable against the assets of such Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    7.5.3 The execution and delivery of the Agreement did not, and the performance by BlackRock Trust of its obligations hereunder will not, (i) violate BlackRock Trust's Declaration of Trust or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement, dated August 30, 1991 and amended February 28, 1995, between BlackRock Trust and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract dated August 30, 1991, as amended, between BlackRock Trust and State Street Bank and Trust Company,
    (c) the Distribution Agreement dated April 10, 1996 between BlackRock Trust and Prudential Securities Incorporated and (d) the Transfer Agency and Service Agreement dated August 30, 1991 between BlackRock Trust and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that insofar as performance by BlackRock Trust of its obligations under this Agreement is concerned they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    7.5.4 All regulatory consents, authorizations and approvals required to be obtained by BlackRock Trust under the federal laws of the United States and the laws of The Commonwealth of Massachusetts for the consummation of the transactions contemplated by this Agreement have been obtained;

    7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against BlackRock Trust that would be required to be disclosed in its Registration Statement on Form N-1A and is not so disclosed; and

    7.5.6 BlackRock Trust is registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    Such opinion may rely on an opinion of Massachusetts counsel to the extent it addresses Massachusetts law, and may assume for purposes of the opinion given pursuant to paragraph 7.5.2 that New York law is the same as Illinois law.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT SECURITIES TRUST AND SHORT-INTERMEDIATE TERM SERIES

    The obligations of Government Securities Trust and BlackRock Trust hereunder are subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Boards of Trustees of Government Securities Trust and BlackRock Trust, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Trustees of Government Securities Trust as to the assumption by Short-Intermediate Term Series of the liabilities of BlackRock Trust and (c) the holders of the outstanding shares of BlackRock Trust in accordance with the provisions of BlackRock Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approvals shall have been delivered to Government Securities Trust and BlackRock Trust, as applicable.

8.2 Any proposed change to Government Securities Trust's operations that may be approved by the Board of Trustees of Government Securities Trust subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Government Securities Trust shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of Government Securities Trust in accordance with the Investment Company Act and the provisions of Massachusetts law, and certified copies of the resolution evidencing such approval shall have been delivered to BlackRock Trust.

8.3 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Government Securities Trust or BlackRock Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Government Securities Trust or BlackRock Trust, provided, that either party hereto may for itself waive any part of this condition.

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

8.6 The Funds shall have received on or before the Closing Date an opinion of Gardner, Carton & Douglas with respect to BlackRock Trust satisfactory to each of them, substantially to the effect that for federal income tax purposes:

    8.6.1 The acquisition by Short-Intermediate Term Series of the assets of BlackRock Trust solely in exchange for voting shares of Short-Intermediate Term Series and the assumption by Short-Intermediate Term Series of BlackRock Trust's liabilities, if any, followed by the distribution of Short-Intermediate Term Series's voting shares as a liquidating distribution pro rata to BlackRock Trust's shareholders and the termination of BlackRock Trust pursuant to the Plan and constructively in exchange for BlackRock Trust's shares, will constitute a reorganization within the meaning of
    Section 368(a)(1)(C) of the Internal Revenue Code, and each Trust will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

    8.6.2 No gain or loss will be recognized by the shareholders of the BlackRock Trust upon receipt of the Short-Intermediate Term Series Class A shares solely in exchange for and in cancellation of the BlackRock Trust shares of beneficial interest, as described above and in the Agreement;

    8.6.3 No gain or loss will be recognized to the BlackRock Trust upon the transfer of all of its assets to the Short-Intermediate Term Series solely in exchange for Class A shares of the Short-Intermediate Term Series and the assumption by the Short-Intermediate Term Series of the liabilities, if any, of the BlackRock Trust. In addition, no gain or loss will be recognized to the BlackRock Trust on the distribution of such shares to the BlackRock Trust's shareholders in liquidation by terminating the BlackRock Trust;

    8.6.4 No gain or loss will be recognized to Short-Intermediate Term Series upon the acquisition of the assets of the BlackRock Trust solely in exchange for Class A shares of the Short-Intermediate Series and the assumption of the BlackRock Trust's liabilities, if any;

    8.6.5 The basis of the BlackRock Trust assets in the hands of the Short-Intermediate Term Series will be the same as the basis of such assets in the hands of the BlackRock Trust immediately prior to the Reorganization;

    8.6.6 The holding period of the BlackRock Trust assets in the hands of the Short-Intermediate Term Series will include the period during which such assets were held by the BlackRock Trust immediately prior to the Reorganization;

    8.6.7 The basis of the Short-Intermediate Term Series Class A shares to be received by shareholders of the BlackRock Trust will, in each instance, be the same as the basis of the Class A and Class C shares of beneficial interest of the BlackRock Trust held by such shareholders and canceled in the Reorganization; and

    8.6.8 The holding period of the Short-Intermediate Term Series shares to be received by the shareholders of the BlackRock Trust will include the holding period of the shares of beneficial interest of the BlackRock Trust canceled pursuant to the Reorganization, provided that the Short-Intermediate Term Series shares were held as capital assets on the date of the Reorganization.

9.  FINDER'S FEES AND EXPENSES

9.1 Each Trust represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to Short-Intermediate Term Series and BlackRock Trust pro rata in a fair and equitable manner in proportion to its assets.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  This Agreement constitutes the entire agreement between the Trusts.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

    Government Securities Trust or BlackRock Trust may at its option terminate this Agreement at or prior to the Closing Date because of:

11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

11.3 A mutual written agreement of BlackRock Trust and Government Securities Trust.

    In the event of any such termination, there shall be no liability for damages on the part of either Trust (other than the liability of the Trusts to pay their allocated expenses pursuant to paragraph 9.2) or any Trustee or officer of either Government Securities Trust or BlackRock Trust.

12.  AMENDMENT

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by BlackRock Trust pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Short-Intermediate Term Series to be distributed to BlackRock Trust's shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: S. Jane Rose.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

15.  NO PERSONAL LIABILITY

    Each Trust's Declaration of Trust provides that no shareholder of the Trust shall be subject to any personal liability whatsoever to any person in connection with the Trust's property, or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the the Trust or its shareholders, in connection with the Trust's property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duty to such person; and all persons shall look solely to the Trust's property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he or it shall not, on account thereof, be held to any personal liability.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President or Vice President of each Trust.

                                The BlackRock Government Income Trust


                                By /s/ Richard A. Redeker
                                ---------------------------------

                                PRESIDENT

                                Prudential Government Securities Trust


                                By /s/ Thomas A. Early
                                ---------------------------------

                                VICE PRESIDENT

                               TABLE OF CONTENTS


                                                                                                                PAGE
SYNOPSIS...................................................................................................           2
    General................................................................................................           2
    The Proposed Reorganization............................................................................           2
    Reasons for the Reorganization.........................................................................           3
    Certain Differences Between BlackRock Trust and Short-Intermediate Series..............................           6
    Structure of BlackRock Trust and Government Securities Trust--Short-Intermediate Series................           7
    Investment Objectives and Policies.....................................................................           8
    Fees and Expenses......................................................................................           9
        Management Fees....................................................................................           9
        Distribution Fees..................................................................................           9
        Other Expenses.....................................................................................          10
        Shareholder Transaction Expenses...................................................................          10
        Expense Ratios.....................................................................................          11
    Purchases and Redemptions..............................................................................          12
    Exchange Privileges....................................................................................          13
    Dividends and Distributions............................................................................          13
    Federal Tax Consequences of Proposed Reorganization....................................................          13
PRINCIPAL RISK FACTORS.....................................................................................          14
    Ratings................................................................................................          14
    Hedging and Return Enhancement Activities..............................................................          14
    Foreign Securities.....................................................................................          15
    Tax Considerations.....................................................................................          15
    Realignment of Investment Portfolio....................................................................          16
THE PROPOSED TRANSACTION...................................................................................          16
    Agreement and Plan of Reorganization...................................................................          16
    Reasons for the Reorganization Considered by the Trustees..............................................          18
    Description of Securities to be Issued.................................................................          18
    Tax Considerations.....................................................................................          19
    Certain Comparative Information About the Funds........................................................          19
        Capitalization.....................................................................................          19
        Shareholder Meetings and Voting Rights.............................................................          20
        Shareholder Liability..............................................................................          20
        Liability and Indemnification of Trustees..........................................................          21
    Pro Forma Capitalization and Ratios....................................................................          21
INFORMATION ABOUT SHORT-INTERMEDIATE SERIES................................................................          22
INFORMATION ABOUT BLACKROCK TRUST..........................................................................          24
VOTING INFORMATION.........................................................................................          25
OTHER MATTERS..............................................................................................          27
SHAREHOLDERS' PROPOSALS....................................................................................          27
APPENDIX B--Agreement and Plan of Reorganization...........................................................         B-1
TABLE OF CONTENTS
ENCLOSURES
    Prospectus of Short-Intermediate Series dated February 3, 1997, as supplemented on March 17, 1997 and
     September 8, 1997.

                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

                            DATED DECEMBER 15, 1997

                            ACQUISITION OF ASSETS OF
                     THE BLACKROCK GOVERNMENT INCOME TRUST
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852


                            ------------------------

                      BY AND IN EXCHANGE FOR THE SHARES OF
                         SHORT-INTERMEDIATE TERM SERIES
                   OF PRUDENTIAL GOVERNMENT SECURITIES TRUST
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

    This Statement of Additional Information, relating specifically to the proposed transfer of all the assets and the assumption of all of the liabilities, if any, of The BlackRock Government Income Trust (the Acquired
Fund) by Prudential Government Securities Trust's Short-Intermediate Term Series (the Acquiring Fund) consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference.

        1.  Pro Forma Financial Statements as of and at May 31, 1997.

        2. The Statement of Additional Information of the Acquiring Fund dated February 3, 1997.

        3. The Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended November 30, 1996.

        4. The Semi-Annual Report to Shareholders of the Acquiring Fund for the six-months ended May 31, 1997.

        5. The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended June 30, 1997.


    The Statement of Additional Information is not a prospectus. A Prospectus and Proxy Statement dated December 15, 1997 relating to the above referenced matter may be obtained from the Acquiring Fund without charge by writing or calling Prudential Government Securities Trust at the address or telephone number listed above. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus and Proxy Statement.

                              FINANCIAL STATEMENTS

    The following are pro forma financial statements which give effect to the proposed transaction whereby all the assets of The BlackRock Government Income Trust will be exchanged for Class A shares of Prudential Government Securities Trust's Short-Intermediate Term Series and Prudential Government Securities Trust's Short-Intermediate Term Series will assume the liabilities, if any, of The BlackRock Government Income Trust. Immediately thereafter, the Class A shares of Prudential Government Securities Trust's Short-Intermediate Term Series will be distributed to the shareholders of The BlackRock Government Income Trust in a total liquidation of The BlackRock Government Income Trust, which will subsequently be dissolved. The following pro forma financial statements include a pro forma Portfolio of Investments at May 31, 1997, a pro forma Statement of Assets and Liabilities at May 31, 1997, and a pro forma Statement of Operations for the twelve months ended May 31, 1997.

                                   PRO-FORMA FINANCIAL STATEMENTS
                                 PRO-FORMA PORTFOLIO OF INVESTMENTS
                                            MAY 31, 1997
                                            (UNAUDITED)


          PRINCIPAL AMOUNT (000)                                                   VALUE
-------------------------------------------                    ----------------------------------------------
                 GOVERNMENT                                                     GOVERNMENT
                 SECURITIES                                                     SECURITIES
                    TRUST                                                          TRUST
  BLACKROCK        (SHORT-           PRO                         BLACKROCK        (SHORT-            PRO
 GOVERNMENT     INTERMEDIATE        FORMA                        GOVERNMENT    INTERMEDIATE         FORMA
INCOME TRUST       SERIES)          TOTAL      DESCRIPTION      INCOME TRUST      SERIES)           TOTAL
------------- -----------------   ------------------------------------------------------------   ------------
                                           LONG-TERM INVESTMENTS--98.0%
                                           ASSET-BACKED SECURITIES--27.0%
                                           AFC Mortgage Loan
                                             Trust,
                                             Series 1997, Class
                                             A, 5.9075%,
  $     777                       $     777   3/25/27...........   $    777,038                  $    777,038
                                           Case Equipment Loan
                                             Trust
                $   3,000             3,000   6.70%, 3/15/04....               $  2,998,125         2,998,125
                                           Chase Manhattan
                                             Grantor Trust,
                                             Series 2002-96B,
                                             Class A, Auto Loan
                                             Pass-Through
                                             Certificates
        779                             779   6.61%, 9/15/02....        782,017                       782,017
                                           Chevy Chase Auto
                                             Receivable Trust,
                                             Series 1996-2,
                                             Class A, 5.90%,
        391                             391   7/15/03...........        387,838                       387,838
                                           Discover Card Master
                                             Trust,
                                             Series 1994-2,
                                             Class A,
                                             6.0375%,
      1,000                           1,000   10/16/04..........      1,008,438                     1,008,438
                                             Series 1996-4,
                                             Class A,
                                             6.0625%,
        500                             500   10/16/13..........        504,844                       504,844
                                           EQCC Home Equity
                                             Loan Trust,
                                             Series 1994-1,
        526                             526   5.80%, 3/15/09....        514,139                       514,139
                                           First USA Credit
                                             Card Master Trust,
                                             Series 1994-6,
                                             Class A,
                                             6.0375%,
        500                             500   10/15/03..........        504,063                       504,063
                                           Ford Credit Auto
                                             Lease Trust
                   10,000            10,000   5.80%, 5/15/99....                  9,956,250         9,956,250
                                           Ford Credit Auto
                                             Lease Trust,
                                             Series 1996-1,
                                             Class A2, 5.80%,
        700                             700   5/15/99...........        697,594                       697,594
                                           GMAC Grantor Trust
                    8,500             8,500   6.50%, 4/15/02....                  8,517,266         8,517,266


                  See Notes to Pro-Forma Financial Statements

                                     PRO-FORMA FINANCIAL STATEMENTS
                                   PRO-FORMA PORTFOLIO OF INVESTMENTS
                                              MAY 31, 1997
                                              (UNAUDITED)


          PRINCIPAL AMOUNT (000)                                                   VALUE
-------------------------------------------                    ----------------------------------------------
                 GOVERNMENT                                                     GOVERNMENT
                 SECURITIES                                                     SECURITIES
                    TRUST                                                          TRUST
  BLACKROCK        (SHORT-           PRO                         BLACKROCK        (SHORT-            PRO
 GOVERNMENT     INTERMEDIATE        FORMA                        GOVERNMENT    INTERMEDIATE         FORMA
INCOME TRUST       SERIES)          TOTAL      DESCRIPTION      INCOME TRUST      SERIES)           TOTAL
------------- -----------------   ------------------------------------------------------------   ------------
                                           ASSET-BACKED SECURITIES
                                             (CONTINUED)
                                           GMAC Grantor Trust,
                                             Series 1997-A,
                                             Class A, 6.50%,
  $     863                       $     863   4/15/02...........   $    865,355                  $    865,355
                                           Green Tree Financial
                                             Corporation
                $  10,000            10,000   7.65%, 4/15/27....               $ 10,006,250        10,006,250
                                           Merrill Lynch Credit
                                             Corporation,
                                             Series 1996-A,
                                             Class A,
                                             6.0875%,
      1,279                           1,279   5/15/21...........      1,285,617                     1,285,617
                                           Mortgage Loan,
                                             Series 1996-B,
                                             Class A,
                                             6.0875%,
        883                             883   7/15/21...........        886,838                       886,838
                                           Olympic Automobile
                                             Receivables,
                                             Series 1997-A,
                                             Class A2,
        900                             900   6.125%, 1/01/99...        900,282                       900,282
                                           Peoples Bank Credit
                                             Card Master Trust,
                                             Series 1996-1,
                                             Class A,
                                             5.8375%,
        500                             500   11/15/04..........        500,547                       500,547
                                           Salomon Brothers
                                             Mortgage Secs,
                                             Series 1996-6B,
                                             Class A1,
        428                             428   6.10%, 6/30/26....        427,260                       427,260
                                             Series 1996-6G,
                                             Class A1,
        415                             415   6.00%, 9/30/27....        414,450                       414,450
                                           SLM Student Loan
                                             Trust,
                                             Series 96-A, Class
                                             A1,
                                             5.71102%,
        887                             887   7/25/04...........        886,866                       886,866
                                             Series 97-1, Class
                                             A2,
        200                             200   5.84%, 1/25/10....        199,906                       199,906
                                           SMS Student Loan
                                             Trust,
                                             Zero Coupon,
        600                             600   10/27/25..........        598,875                       598,875
                                           Student Loan Market
                                             Association
                    5,000             5,000   5.73%, 10/25/05...                  5,012,500         5,012,500
                                           Team Fleet Financing
                                             Corporation
                    5,000             5,000   7.35%, 5/15/03....                  5,055,469         5,055,469
                                                               -------------------------------   ------------
                                                                   12,141,967     41,545,860       53,687,827
                                                               -------------------------------   ------------
                                           COLLATERIZED MORTGAGE
                                             OBLIGATIONS--6.4%
                                           First Union-Lehman
                                             Brothers Com. Mtg.
                                             Trust
                                             7.30%, 4/18/29,
                                             CMO, Series
                    5,000         $   5,000   1997..............                  5,051,563         5,051,563
                                           ICI Funding
                                             Corporation
                    5,000             5,000   7.60%, 11/25/01...                  5,008,594         5,008,594


                  See Notes to Pro-Forma Financial Statements

                                     PRO-FORMA FINANCIAL STATEMENTS
                                   PRO-FORMA PORTFOLIO OF INVESTMENTS
                                              MAY 31, 1997
                                              (UNAUDITED)


          PRINCIPAL AMOUNT (000)                                                   VALUE
-------------------------------------------                    ----------------------------------------------
                 GOVERNMENT                                                     GOVERNMENT
                 SECURITIES                                                     SECURITIES
                    TRUST                                                          TRUST
  BLACKROCK        (SHORT-           PRO                         BLACKROCK        (SHORT-            PRO
 GOVERNMENT     INTERMEDIATE        FORMA                        GOVERNMENT    INTERMEDIATE         FORMA
INCOME TRUST       SERIES)          TOTAL      DESCRIPTION      INCOME TRUST      SERIES)           TOTAL
------------- -----------------   ------------------------------------------------------------   ------------
                                           COLLATERIZED MORTGAGE OBLIGATIONS
                                             (CONTINUED)
                                           Residential Asset
                                             Security Trust
                                             Series 1997-A1,
                                             Class A,
  $     376                       $     376   3/25/27...........   $    373,581                  $    373,581
                                             Series 96-L, Class
        426                             426   A1, 12/25/26......        432,382                       432,382
                                           Resolution Trust
                                             Corporation
                                             6.78%, 12/25/20,
                                             CMO, Series
                $   1,843             1,843   1992..............               $  1,847,765         1,847,765
                                                               -------------------------------   ------------
                                                                      805,963     11,907,922       12,713,885
                                                               -------------------------------   ------------
                                           CORPORATE OBLIGATIONS--1.3%
                                           Merck and Company
                    2,500             2,500   5.76%, 5/3/37.....                  2,510,000         2,510,000
                                                                             -----------------   ------------
                                           FEDERAL HOME LOAN MORTGAGE
                                             CORPORATION-- 14.4%
                                             5.9695%,
        600                             600   2/15/02...........        589,875                       589,875
      1,019                           1,019   6.071%, 2/01/30...      1,003,779                     1,003,779
                                             6.093%, 11/01/20,
      1,397                           1,397   1 year CMT, ARM...      1,376,335                     1,376,335
                   15,000            15,000   6.45%, 6/4/99.....                 14,983,650        14,983,650
        969                             969   6.57%, 6/1/28.....        977,110                       977,110
                                             7.375%, 3/01/06,
        537                             537   Multi-family......        537,749                       537,749
                    5,554             5,554   7.835%, 8/01/24...                  5,793,397         5,793,397
                                             9.00%, 9/01/05 -
                                             11/01/05, 15
      2,488                           2,488   Year..............      2,557,568                     2,557,568
                                             Series 1561, Class
        901                             901   ZB, 8/15/06.......        885,107                       885,107
                                                               -------------------------------   ------------
                                                                    7,927,523     20,777,047       28,704,570
                                                               -------------------------------   ------------
                                           FEDERAL NATIONAL MORTGAGE
                                             ASSOCIATION-- 14.3%
        500                             500   5.75%, 4/25/07....        488,461                       488,461
                    4,238             4,238   6.765%, 1/01/07...                  4,123,921         4,123,921
        902                             902   7.182%, 9/01/28...        925,414                       925,414
      1,437                           1,437   8.00%, 3/01/08....      1,464,856                     1,464,856
                                             8.00%, 5/01/25 -
                   14,349            14,349   12/01/99..........                 14,655,645        14,655,645
        716                             716   8.50%, 12/01/10...        741,938                       741,938
                                             8.50%, 6/01/08 -
      2,327                           2,327   1/01/16...........      2,405,761                     2,405,761
                                             Series 1993 - 192,
                                             Class Z,
        860                             860   5.75%, 8/25/06....        842,048                       842,048
                                           REMIC Pass-Through
                                             Certificates,
                                             1994-39, Class PB,
        733                             733   6/25/12...........        729,097                       729,097
                                             1996-T6, Class C,
        957                             957   2/26/01...........        938,116                       938,116


                  See Notes to Pro-Forma Financial Statements

                                     PRO-FORMA FINANCIAL STATEMENTS
                                   PRO-FORMA PORTFOLIO OF INVESTMENTS
                                              MAY 31, 1997
                                              (UNAUDITED)


          PRINCIPAL AMOUNT (000)                                                   VALUE
-------------------------------------------                    ----------------------------------------------
                 GOVERNMENT                                                     GOVERNMENT
                 SECURITIES                                                     SECURITIES
                    TRUST                                                          TRUST
  BLACKROCK        (SHORT-           PRO                         BLACKROCK        (SHORT-            PRO
 GOVERNMENT     INTERMEDIATE        FORMA                        GOVERNMENT    INTERMEDIATE         FORMA
INCOME TRUST       SERIES)          TOTAL      DESCRIPTION      INCOME TRUST      SERIES)           TOTAL
------------- -----------------   ------------------------------------------------------------   ------------
                                           FEDERAL NATIONAL MORTGAGE
                                             ASSOCIATION (CONTINUED)
                                             Series I, Class-2,
  $   1,055                       $   1,055   4/01/09...........   $  1,187,224                  $  1,187,224
                                                               -------------------------------   ------------
                                                                    9,722,915   $ 18,779,566       28,502,481
                                                               -------------------------------   ------------
                                           GOVERNMENT NATIONAL MORTGAGE
                                             ASSOCIATION--17.9%
                                             7.00%, 1/20/25, 1
        941                             941   year CMT, ARM.....        959,173                       959,173
      1,561                           1,561   7.12%, 9/20/23....      1,600,657                     1,600,657
      2,272                           2,272   7.25%, 4/15/06....      2,291,991                     2,291,991
                                             7.50%, 10/15/25 -
                $  14,079            14,079   1/15/26...........                 14,034,677        14,034,677
                                             8.00%, 6/15/23 -
                    9,082                    8/15/25...........                   9,339,162         9,339,162
                                             9.00%, 6/15/98 -
                    6,953             6,953   9/15/09...........                  7,337,446         7,337,446
                                                               -------------------------------   ------------
                                                                    4,851,821     30,711,285       35,563,106
                                                               -------------------------------   ------------
                                           UNITED STATES TREASURY
                                             NOTES--16.7%
        600                             600   6.50%, 8/31/01....        600,188                       600,188
        680                             680   6.625%, 7/31/01...        683,506                       683,506
                    2,250             2,250   6.625%, 4/30/02...                  2,259,832         2,259,832
                    3,000             3,000   6.625%, 5/15/07...                  2,991,090         2,991,090
                                             7.375%,
                    6,000             6,000   11/15/97..........                  6,045,000         6,045,000
                   20,000            20,000   8.25%, 7/15/98....                 20,493,800        20,493,800
                                                               -------------------------------   ------------
                                                                    1,283,694     31,789,722       33,073,416
                                                               -------------------------------   ------------
                                           TOTAL LONG-TERM INVESTMENTS--98.0%
                                           (cost
                                             $194,489,567).....     36,733,883    158,021,402     194,755,285
                                                               -------------------------------   ------------
                                           SHORT-TERM INVESTMENTS--14.5%
                                           REPURCHASE
                                             AGREEMENT--14.5
                                           Joint Repurchase
                                             Agreement Account
                                             5.42%, 6/2/97
                                             (cost
                   28,843            28,843   $28,843,000)......              0     28,843,000     28,843,000
                                                               -------------------------------   ------------
                                           TOTAL INVESTMENTS--112.5%
                                           (cost
                                             $223,332,567).....     36,733,883    186,864,402     223,598,285
                                           LIABILITIES IN
                                             EXCESS OF OTHER
                                             ASSETS............     (7,054,558)    (17,808,704)   (24,863,262)
                                                               --------------
                                           NET ASSETS--100%....   $ 29,679,325   $169,055,698    $198,735,023
                                                               -------------------------------   ------------
                                                               -------------------------------   ------------


                  See Notes to Pro-Forma Financial Statements

                         PRO-FORMA FINANCIAL STATEMENTS
                 PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1997
                                  (UNAUDITED)

                                                               GOVERNMENT
                                                               SECURITIES      BLACKROCK
                                                              TRUST: SHORT-    GOVERNMENT
                                                              INTERMEDIATE       INCOME      PRO FORMA     PRO FORMA
                                                                 SERIES          TRUST      ADJUSTMENTS    COMBINED
                                                             ---------------  ------------  -----------  -------------
ASSETS
Investments, at value (cost $186,302,321 $37,030,246,
 respectively).............................................   $ 186,864,402   $ 36,733,883               $ 223,598,285
Interest receivable........................................       1,742,544        328,788                   2,071,332
Receivable for investments sold............................          21,837        544,503                     566,340
Receivable for Series and Fund shares sold, respectively...          12,599         20,588                      33,187
Other assets...............................................           3,661             --                       3,661
                                                             ---------------  ------------  -----------  -------------
    Total assets...........................................     188,645,043     37,627,762           --    226,272,805
                                                             ---------------  ------------  -----------  -------------
LIABILITIES
Bank overdraft/(Cash)......................................         561,457        (65,792)                    495,665
Reverse repurchase agreements..............................              --      6,006,438                   6,006,438
Payable for investments purchased..........................      18,400,080      1,608,072                  20,008,152
Payable for Series and Fund shares reacquired,
 respectively..............................................         174,093        168,052                     342,145
Accrued expenses and other liabilities.....................         134,040        163,276                     297,316
Dividends payable..........................................         233,498         40,335                     273,833
Management fee payable.....................................          57,552         12,696                      70,248
Due to broker variation margin.............................          11,625          2,748                      14,373
Interest payable...........................................              --          8,794                       8,794
Distribution fee payable...................................          17,000          3,818                      20,818
                                                             ---------------  ------------  -----------  -------------
    Total liabilities......................................      19,589,345      7,948,437           --     27,537,782
                                                             ---------------  ------------  -----------  -------------
NET ASSETS.................................................   $ 169,055,698   $ 29,679,325           --  $ 198,735,023
                                                             ---------------  ------------  -----------  -------------
                                                             ---------------  ------------  -----------  -------------
Net assets were comprised of:
    Shares of beneficial interest at par...................   $     176,207   $     31,895         (947)* $     207,155
    Paid in capital in excess of par.......................     221,514,664     37,221,160          947*   258,736,771
                                                             ---------------  ------------  -----------  -------------
                                                                221,690,871     37,253,055           --    258,943,926
Undistributed net investment income (Distributions in
 excess of net investment income)..........................         260,512       (237,726)                     22,786
Accumulated net realized loss on investments...............     (53,443,235)    (7,037,124)                (60,480,359)
Net unrealized appreciation (depreciation) on
 investments...............................................         547,550       (298,880)                    248,670
                                                             ---------------  ------------  -----------  -------------
Net assets, May 31, 1997...................................   $ 169,055,698   $ 29,679,325           --  $ 198,735,023
                                                             ---------------  ------------  -----------  -------------
                                                             ---------------  ------------  -----------  -------------
Class A:
    Net asset value and redemption price per share.........   $        9.59   $       9.31               $        9.59
    Maximum sales charge (0.00%/3.00% of offering price)...              --           0.28                          --
                                                             ---------------  ------------               -------------
    Maximum offering price.................................   $        9.59   $       9.59               $        9.59
                                                             ---------------  ------------               -------------
                                                             ---------------  ------------               -------------
Class C
    Net asset value, offering price and
    redemption price per share.............................                   $       9.30
                                                                              ------------
                                                                              ------------
Class Z
    Net asset value, offering price and
    redemption price per share.............................   $        9.60                              $        9.60
                                                             ---------------                             -------------
                                                             ---------------                             -------------

------------------------
* Adjustment to reflect the exchange of shares of beneficial interest from The BlackRock Government Income Trust to Prudential Government Securities Trust--Short-Intermediate Term Series.

                  See Notes to Pro-Forma Financial Statements

                         PRO-FORMA FINANCIAL STATEMENTS
                       PRO-FORMA STATEMENT OF OPERATIONS
                            YEAR ENDED MAY 31, 1997
                                  (UNAUDITED)

                                            GOVERNMENT
                                            SECURITIES
                                              TRUST:       BLACKROCK
                                              SHORT-      GOVERNMENT
                                           INTERMEDIATE     INCOME        PRO-FORMA          PRO-FORMA
                                              SERIES         TRUST       ADJUSTMENTS         COMBINED
                                           ------------   -----------    -----------       -------------
NET INVESTMENT INCOME
Income
  Interest..............................    $12,980,937   $ 2,819,994             --       $  15,800,931
                                           ------------   -----------    -----------       -------------
Expenses
  Distribution fee- Class A.............        370,329        50,871    $    16,928(a)          438,128
  Distribution fee- Class C.............              0           736           (736)(b)               0
  Managmement fee.......................        739,140       170,060        (34,012)(c)         875,188
  Transfer agent's fees & expenses......        199,000        31,848                            230,848
  Reports to shareholders...............        162,000        51,082        (23,082)(d)         190,000
  Custodian's fees & expenses...........         45,000        66,739        (21,739)(d)          90,000
  Registration fees.....................         91,000        43,315        (34,315)(d)         100,000
  Trustees' fees & expenses.............         12,500        30,209        (30,209)(d)          12,500
  Legal fees & expenses.................         27,000        24,568        (16,568)(d)          35,000
  Audit fee.............................         38,500        37,425        (24,925)(d)          51,000
  Amortization of deferred organization
  expense...............................              0         6,959         (6,959)(e)               0
  Miscellaneous.........................         15,812        18,923        (14,735)(d)          20,000
                                           ------------   -----------    -----------       -------------
    Total Operating Expenses............      1,700,281       532,735       (190,352)          2,042,664
  Interest expenses.....................              0       582,791                            582,791
                                           ------------   -----------    -----------       -------------
    Total Expenses......................      1,700,281     1,115,526       (190,352)          2,625,455
                                           ------------   -----------    -----------       -------------
Net investment income...................     11,280,656     1,704,468        190,352          13,175,476
                                           ------------   -----------    -----------       -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
  Investment transactions...............     (2,163,693)   (3,244,247)                        (5,407,940)
  Financial futures transactions........        (24,277)      (17,317)                           (41,594)
  Short sales transactions..............              0        83,633                             83,633
                                           ------------   -----------    -----------       -------------
                                             (2,187,970)   (3,177,931)            --          (5,365,901)
                                           ------------   -----------    -----------       -------------
Net change in unrealized
 appreciation/depreciation of:
  Investments...........................      3,176,123     3,671,481                          6,847,604
  Financial futures contracts...........        (14,531)     (195,315)                          (209,846)
                                           ------------   -----------    -----------       -------------
                                              3,161,592     3,476,166             --           6,637,758
                                           ------------   -----------    -----------       -------------
  Net gain on investments...............        973,622       298,235             --           1,271,857
                                           ------------   -----------    -----------       -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS...............    $12,254,278   $ 2,002,703    $   190,352       $  14,447,333
                                           ------------   -----------    -----------       -------------
                                           ------------   -----------    -----------       -------------

------------------------
(a) Adjustment to reflect increase in Class A distribution fees.

(b) Adjustment to reflect elimination of Class C distribution fees.

(c) Adjustment to reflect reduction in management fees.

(d) Adjustment to reflect elimination of duplicative expenses.

(e) Adjustment to reflect elimination of organization expense accrual.

                  See Notes to Pro-Forma Financial Statements

                            NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                                          (UNAUDITED)


  Prudential Government Securities Trust ("Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series ("Series") and the U.S. Treasury Money Market Series; the monies of each series are invested in separate, independently managed portfolios.



    The accompanying pro forma financial statements give effect to the proposed transaction whereby all the assets of The BlackRock Government Income Trust ("BlackRock") will be exchanged for Class A shares of the Series and the Series will assume the liabilities, if any, of BlackRock. Immediately thereafter, the Class A shares of the Series will be distributed to the shareholders of BlackRock in a total liquidation of BlackRock which will subsequently be dissolved. The pro forma financial statements include a pro forma Portfolio of Investments at May 31, 1997, a pro forma Statement of Assets and Liabilities at May 31, 1997 and a pro forma Statement of Operations for the twelve months ended May 31, 1997. These statements are intended to present the financial information and the related results of operations as if the proposed transaction had been consummated as of May 31, 1997.



    The unaudited pro-forma financial statements should be read in conjunction with the separate annual audited financial statements for the year ended November 30, 1996 and the unaudited semiannual financial statements as of May 31, 1997 for Prudential Government Securities Trust and the seperate annual audited financial statements for the year ended June 30, 1997 for BlackRock which are incorporated by refernce in the Statement of Additional Information to this prospectus and proxy statement.


NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

    SECURITIES VALUATIONS: For the Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

    In connection with transactions in repurchase agreements, the Series' custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income.

    FEDERAL INCOME TAXES: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

    DIVIDENDS AND DISTRIBUTIONS: The Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 2. AGREEMENTS

  The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM reimburses the subadviser for its reasonable costs and expenses, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Series.

    The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the shares of the Series. The Series compensates PSI for its expenses as distributor. The Series entered into a distribution agreement and a plan of distribution pursuant to which it pays PSI a fee, accrued daily and payable monthly, at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan. Distribution expenses include commission credits to PSI branch offices for payments of commissions and account servicing fees to financial advisers and an allocation on account of overhead and other distribution-related expenses, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of Series shares. In addition, PSI pays other broker-dealers, including Pruco, an affiliated broker-dealer, for account servicing fees and other expenses incurred by such broker-dealers in distributing these shares.

    PSI, PIFM and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.

    The Series, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series had not borrowed any amounts pursuant to the Agreement as of May 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.


NOTE 3. SALES OF PORTFOLIO HOLDINGS



  In connection with the proposed transaction, the portfolio managers of the Series anticipate selling certain of the portfolio holdings of BlackRock. The particular securities to be liquidated have not yet been determined.

                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
                       Statement of Additional Information
                             dated February 3, 1997


    Prudential Government Securities Trust (the Trust) is offered in three series: the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. The investment objectives of the Money Market Series and the U.S. Treasury Money Market Series are to obtain high current income, preserve capital and maintain liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. There can be no assurance that any series' investment objective will be achieved.


    The Trust's address is Gateway Center Three, Newark, NJ 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information sets forth information about each of the series. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Money Market Series Prospectus, U.S. Treasury Money Market Series Prospectus or Short-Intermediate Term Series Prospectus, each dated February 3, 1997, copies of which may be obtained from the Trust upon request.


                                TABLE OF CONTENTS

                                                                             CROSS-REFERENCE   CROSS-REFERENCE
                                                           CROSS-REFERENCE   TO PAGE IN U.S.     TO PAGE IN
                                                             TO PAGE IN      TREASURY MONEY   SHORT-INTERMEDIATE
                                                            MONEY MARKET      MARKET SERIES         TERM
                                                  PAGE    SERIES PROSPECTUS    PROSPECTUS     SERIES PROSPECTUS
                                                  ----    -----------------  ---------------  ------------------

General Information ............................. B-2             3                12                22
Investment Objective(s) and Policies ............ B-3
    Money Market Series ......................... B-4             7                 -
    U.S. Treasury Money Market Series ........... B-6             -                 6                 -
    Short-Intermediate Term Series .............. B-6             -                 -                 6
Portfolio Turnover .............................. B-15            -                 -                 -
Investment Restrictions ......................... B-16            9                 8                16
Trustees and Officers ........................... B-18            9                 8                16
Manager ......................................... B-21            9                 8                17
Distributor ..................................... B-23           10                 9                18
Portfolio Transactions and Brokerage ............ B-25           11                10                19
Shareholder Investment Account .................. B-25           20                20                27
Net Asset Value ................................. B-28           11                10                19
Performance Information ......................... B-29
    Money Market Series and U.S. Treasury
      Money Market Series-Calculation of Yield .. B-29            7                 6                 -
    Short-Intermediate Term Series-Calculation
      of Yield and Total Return ................. B-29            -                 -                20
Taxes ........................................... B-30           12                11                20
Custodian and Transfer and Dividend Disbursing
    Agent and Independent Accountants ........... B-30           11                10                19
Financial Statements ............................ B-32            -                 -                 -
Report of Independent Accountants ............... B-45            -                 -                 -
Appendix I-General Investment Information ....... I-1             -                 -                 -
Appendix II-Historical Performance Data ......... II-1            -                 -                 -
Appendix III-Information Relating to
  The Prudential ................................ III-1


----------------------------------------------------------------------------------------------------------------

111B                                                                                                     430145A

                               GENERAL INFORMATION

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust." The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability: under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust, which is not the case with a corporation. The Declaration of Trust of the Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written obligation, contract, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Massachusetts counsel for the Trust are of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

    The Declaration of Trust further provides that no trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, wilful misfeasance, gross negligence, or reckless disregard of his or its duties. It also provides that all third persons shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of trustees, officers, employees or agents of the Trust against all liability in connection with the affairs of the Trust.

    Other distinctions between a corporation and a Massachusetts  business trust
include  the  absence  of  a  requirement   that  business  trusts  issue  share
certificates.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    Pursuant to the Declaration of Trust, the Trustees initially authorized the issuance of an unlimited number of full and fractional shares of a single class. In connection with the establishment of the Short-Intermediate Term Series (formerly the Intermediate Term Series) on July 1, 1982, the Trustees designated the outstanding shares and shares that may thereafter be issued under previous authority as the shares of the Money Market Series. On November 1, 1991, the Trustees established the U.S. Treasury Money Market Series by designating it out of the unissued shares of beneficial interest of the Trust. In so designating, the Trustees did not change any of the existing shareholders' preferences, privileges, limitations or voting rights. Each share of the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series represents an equal proportionate interest in the assets of the Trust attributable to the respective series with each other share of the respective series. The Declaration of Trust permits the Trustees to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the shares of any series in the assets of the Trust attributable to such series. If the assets attributable to one series of shares are insufficient to satisfy its liabilities, the assets of other series could be subjected to such liabilities. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of the Trust attributable to the series of which shares are held and available for distribution to shareholders. Shares have no preemptive, appraisal or conversion rights and, except as may be otherwise indicated hereby, no preference rights. Shares are fully paid and nonassessable by the Trust.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares and classes within such series (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Trust) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act of 1940, as amended (the Investment Company Act), shareholders of any additional series or class of shares would normally have to approve any changes in the management contract relating to such series or class and of any changes in the investment policies related thereto.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all trustees being selected, while the holders of the remaining shares would be unable to elect any trustees.

    On April 22, 1983, the Trustees at a meeting of the Board of Trustees approved an amendment to the Declaration of Trust to effect a name change from Chancellor Government Securities Trust to Prudential-Bache Government Securities Trust. On February 28, 1991, the Trustees approved an amendment to the Fund's Declaration of Trust to change the Trust's name from Prudential-Bache Government Securities Trust to Prudential Government Securities Trust. On May 2, 1995, the Trustees approved a change in the name of the Intermediate Term Series to the Short-Intermediate Term Series.

                       INVESTMENT OBJECTIVES AND POLICIES

    The Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series operate as separate funds with their own investment objectives and policies. The investment objectives of the Money Market Series and the U.S. Treasury Money Market Series are to obtain high current income, preserve capital and maintain liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. For a further description of the investment objectives and policies for each series see "How the Trust Invests-Investment Objective and Policies" in their respective Prospectuses. There can be no assurance that any series' investment objective will be achieved.

    The investment adviser maintains a credit unit which provides credit analysis and research on taxable fixed-income securities. The portfolio manager routinely consults with the credit unit in managing the Fund's portfolio. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They review financial statements supplied by corporate (and governmental) issuers to evaluate sales, earnings, projected growth and seek to achieve an allocation among different sectors, coupons and maturities to achieve each Series' investment goals. The portfolio manager also seeks bonds with a high level of call protection.

    In order to achieve their objectives, the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series
(collectively referred to as the Series), each acting independently of the other, may, when appropriate, invest in the types of instruments and use certain strategies described below:

    REPURCHASE AGREEMENTS. The Trust's repurchase agreements will be collateralized by U.S. Government obligations. The Trust will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Trustees. The Trust's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Trust will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Trust will suffer a loss.


    The Trust participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC (PMF or the Manager) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Trust may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


    ILLIQUID SECURITIES. The Trust may not hold more than 10% of the net assets of any Series (15% in the case of the Short-Intermediate Term Series) in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act, commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics);
(iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

MONEY MARKET SERIES


    The Money Market Series seeks to achieve its objectives by investing in United States Government securities that mature within thirteen months from date of purchase, including a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities which have been established or sponsored by the United States Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit of the United States" Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Money Market Series may invest which are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, whose obligations may only be satisfied by the individual credits of each issuing agency. Treasury securities include Treasury bills, Treasury notes and Treasury bonds, all of which are backed by the full faith and credit of the United States, as are obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Money Market Series will invest at least 80% of its assets in such types of government securities.


    The Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Treasury obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

    The Money Market Series may also invest in fully insured certificates of deposit. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit
(CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Interest on such CDs is not insured. The Money Market Series may invest in such CDs, limited to the insured amount of principal ($100,000) in each case and to 10% or less of the gross assets of the Money Market Series in all such CDs in the aggregate. Such CDs may or may not have a readily available market, and the investment of the Money Market Series in CDs which do not have a readily available market is further limited by the restriction on investment by the Money Market Series of not more than 10% of assets in securities for which there is no readily available market. See "Investment Restrictions."

    The Money Market Series will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. As a result, the Money Market Series may not necessarily invest in securities with the highest available yield. The Money Market Series will not, however, invest in securities with remaining maturities of more than thirteen months or maintain a dollar-weighted average maturity which exceeds 90 days. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while frequently paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than are shorter-term issues. Thus, when rates on new securities increase, the value of outstanding longer-term securities may decline and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline. See "Net Asset Value." In the event of unusually large redemption demands, securities may have to be sold at a loss prior to maturity or the Money Market Series may have to borrow money and incur interest expense. Either occurrence would adversely affect the amount of daily dividends and could result in a decline in daily net asset value per share or the reduction by the Money Market Series of the number of shares held in a shareholder's account. The Money Market Series will attempt to minimize these risks by investing in longer-term securities, subject to the foregoing limitations, when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the Money Market Series will be successful in achieving this objective.

    Liquidity Puts. The Money Market Series may also purchase instruments of the types described in this section together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which the Money Market Series pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Money Market Series' investment objective and applicable rules issued by the SEC and subject to the supervision of the Trustees, the purpose of this practice is to permit the Money Market Series to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Money Market Series may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Money Market Series' investment adviser considers, among other things, the amount of cash available to the Money Market Series, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Money Market Series' portfolio.

    Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Money Market Series' policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. In the event such a default should occur, the Money Market Series is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

    The Money Market Series values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.

U.S. TREASURY MONEY MARKET SERIES

    The U.S. Treasury Money Market Series seeks to achieve its objective by investing in U.S. Treasury securities, including bills,notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities.

    The U.S. Treasury Money Market Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, or (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components.


    The U.S. Treasury Money Market Series does not engage in repurchase agreements or lend its portfolio securities because the income from such activities is generally not exempt from state and local income taxes, but may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Trust's Custodian will maintain, in a segregated account of the Series, cash or U.S. Treasury obligations having a value equal to or greater than the Series' purchase commitments.

SHORT-INTERMEDIATE TERM SERIES

    The  Series'  investment  objective  is to  achieve  a high  level of income consistent with providing reasonable safety. In seeking to achieve its objective, the Series will under normal circumstances invest at least 65% of its total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Series may also invest up to 35% of its assets in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities (among other privately issued instruments), rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO) or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks to the Series. See "How the Trust Invests-Investment Objective and Policies" in the Prospectus.

    The Short-Intermediate Term Series intends to vary the proportion of its holdings of longer and shorter-term debt securities in order to reflect its assessment of prospective changes in interest rates even if such action may adversely affect current income. For example, if, in the opinion of the Short-Intermediate Term Series' investment adviser, interest rates generally are expected to decline, the Short-Intermediate Term Series may sell its shorter-term securities and purchase longer-term securities in order to benefit from greater expected relative price appreciation; the securities sold may have a higher current yield than those being purchased. The success of this strategy will depend on the investment adviser's ability to forecast changes in interest rates. Moreover, the Short-Intermediate Term Series intends to manage its portfolio actively by taking advantage of trading opportunities such as sales of portfolio securities and purchases of higher yielding securities of similar quality due to distortions in normal yield differentials. In addition, if, in the opinion of the investment adviser market conditions warrant, the Short-Intermediate Term Series may purchase U. S. Government securities at a discount or trade securities in response to fluctuations in interest rates to provide for the prospect of modest capital appreciation at maturity.

U.S. GOVERNMENT SECURITIES

    MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Short-Intermediate Term Series may purchase mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including GNMA, FNMA and FHLMC certificates. See "Mortgage-Backed Securities" below. Mortgages backing the securities which may be purchased by the Short-Intermediate Term Series include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominately principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.


    During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Short-Intermediate Term Series reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Short-Intermediate Term Series' ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgaged-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. The value of long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


    SPECIAL CONSIDERATIONS. Fixed income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of the Short-Intermediate Term Series.

    At a time when the Short-Intermediate Term Series has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Short-Intermediate Term Series. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Short-Intermediate Term Series' capital gains distribution. Accordingly, the Short-Intermediate Term Series would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Additional Risks-Options Transactions and Related Risks."

MORTGAGE-BACKED SECURITIES

    As discussed in the Prospectus, the mortgage-backed securities purchased by the Short-Intermediate Term Series evidence an interest in a specific pool of mortgages. Such securities may be issued by GNMA, FNMA and FHLMC.

    GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

    The GNMA CERTIFICATES will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

    FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

    Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

    Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

    FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

    FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

    FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

    The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

    ADJUSTABLE RATE MORTGAGE SECURITIES. The Short-Intermediate Term Series may invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

    The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

    There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District

Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.


    COLLATERALIZED MORTGAGE OBLIGATIONS. Certain issuers of mortgage-backed obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule recently adopted by the Securities and Exchange Commission (SEC), and the Short-Intermediate Term Series may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by the Short-Intermediate Term Series in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Short-Intermediate Term Series' investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies.


    OTHER INVESTMENTS. Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Short-Intermediate Term Series in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Short-Intermediate Term Series will not invest more than 5% of its assets in such custodial receipts.

OPTIONS TRANSACTIONS AND RELATED RISKS

    The Short-Intermediate Term Series may purchase put and call options and sell covered put and call options which are traded on national securities exchanges and may also engage in over-the-counter options transactions with recognized United States securities dealers (OTC Options).

    OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Short-Intermediate Term Series writes a call option, the Short-Intermediate Term Series loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Short-Intermediate Term Series might, therefore, be obligated to purchase the underlying securities for more than their current market price.

    The writer of an option retains the amount of any premium paid for the writing of the option. The Series' maximum gain with respect to an option written is the premium. In the case of a covered call option that is not exercised, the amount of any premium may be offset or exceeded by a decline in the value of the securities underlying the call option that the Series must retain in order to maintain the "cover" on such option and, with respect to put options written, the amount of any premium may be offset or exceeded by the difference between the then current market price of the underlying security and the strike price of the put option (the price at which the Series must purchase the underlying security).

    The Short-Intermediate Term Series may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Short-Intermediate Term Series may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Short-Intermediate Term Series' investments and therefore the put option may not provide complete protection against a decline in the value of the Short-Intermediate Term Series' investments below the level sought to be protected by the put option.

    The Short-Intermediate Term Series may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Short-Intermediate Term Series may, therefore, purchase call options on other carefully selected debt securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the debt securities that the Short-Intermediate Term Series intends to acquire. In such circumstances the Short-Intermediate Term Series will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Short-Intermediate Term Series is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Short-Intermediate Term Series.

    The Short-Intermediate Term Series may write options on securities in connection with buy-and-write transactions; that is, the Short-Intermediate Term Series may purchase a security and concurrently write a call option against that security.

    The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Short-Intermediate Term Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Short-Intermediate Term Series' purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

    Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

    Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Short-Intermediate Term Series and its contra-party with no clearing organization guarantee. Thus, when the Short-Intermediate Term Series purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Short-Intermediate Term Series as well as the loss of the expected benefit of the transaction. The Board of Trustees of the Trust will approve a list of dealers with which the Short-Intermediate Term Series may engage in OTC options.

    When the Short-Intermediate Term Series writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Short-Intermediate Term Series originally wrote the OTC option. While the
Short-Intermediate Term Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Short-Intermediate Term Series, there can be no assurance that the Short-Intermediate Term Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Short-Intermediate Term Series is able to effect a closing purchase transaction in a covered OTC call option the Short-Intermediate Term Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Short-Intermediate Term Series may be unable to liquidate an OTC option.

    OTC options purchased by the Short-Intermediate Term Series will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Short-Intermediate Term Series will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Short-Intermediate Term Series may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


    The Short-Intermediate Term Series may write only "covered" options. This means that so long as the Short-Intermediate Term Series is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with the Trust's Custodian for the term of the option a segregated account consisting of cash or other liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities (the exercise price of the option). In the case of a straddle written by the Short-Intermediate Term Series, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money." "Liquid assets" as used in the each Series' Prospectus and the Statement of Additional Information include cash, U.S. Government Securities, equity securities, or other liquid unencumbered assets.


    OPTIONS ON SECURITIES INDICES. The Short-Intermediate Term Series also may purchase and write put and call options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Short-Intermediate Term Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Short-Intermediate Term Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Short-Intermediate Term Series owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Short-Intermediate Term Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

    When the Short-Intermediate Term Series writes an option on a securities index, it will be required to deposit with the Trust's Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Short-Intermediate Term Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Short-Intermediate Term Series will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

    Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Short-Intermediate Term Series may expire worthless, in which case the Short-Intermediate Term Series would lose the premium paid therefor.

    OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Short-Intermediate Term Series may purchase and write such options should they commence trading on any Exchange and may purchase or write OTC Options on GNMA Certificates.

    Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Short-Intermediate Term Series as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Short-Intermediate Term Series will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

    A GNMA Certificate held by the Short-Intermediate Term Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Short-Intermediate Term Series will no longer be covered, and the Short-Intermediate Term Series will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Short-Intermediate Term Series closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

    RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Short-Intermediate Term Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Short-Intermediate Term Series would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Short-Intermediate Term Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an Exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or The Options Clearing Corporation (the OCC) to handle current trading volume; or
(f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    In  the   event  of  the   bankruptcy   of  a  broker   through   which  the
Short-Intermediate Term Series engages in options transactions, the Short-Intermediate Term Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Short-Intermediate Term Series, the Short-Intermediate Term Series could experience a loss of all or part of the value of the option. Transactions are entered into by the Short-Intermediate Term Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    FUTURES CONTRACTS. As a purchaser of a futures contract (futures contract), the Short-Intermediate Term Series incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Short-Intermediate Term Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Short-Intermediate Term Series may purchase futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities including futures contracts or options linked to the London Interbank Offered Rate (LIBOR).

    The Short-Intermediate Term Series will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Short-Intermediate Term Series' portfolio securities may fall, the Short-Intermediate Term Series may sell a futures contract. If declining interest rates are anticipated, the Short-Intermediate Term Series may purchase a futures contract to protect against a potential increase in the price of securities the Short-Intermediate Term Series intends to purchase. Subsequently, appropriate securities may be purchased by the Short-Intermediate Term Series in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Short-Intermediate Term Series will be able to enter into a closing transaction.


    When the Short-Intermediate Term Series enters into a futures contract it is initially required to deposit with the Trust's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges. Under a recently adopted SEC rule, Short-Intermediate Term Series may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect such Series' transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.


    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on a futures contract which will be returned to the Short-Intermediate Term Series upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Short-Intermediate Term Series may be required to make subsequent deposits into the segregated account, maintained at the Trust's Custodian for that purpose, of cash or U.S. Government securities, called
"variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Short-Intermediate Term Series may purchase and sell call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


    The Short-Intermediate Term Series may only write "covered" put and call options on futures contracts. The Short-Intermediate Term Series will be considered "covered" with respect to a call option it writes on a futures contract if the Short-Intermediate Term Series owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash, U.S. Government securities or other liquid high-grade debt obligations equal to the fluctuating value of the optioned future. The Short-Intermediate Term Series will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash, or liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Short-Intermediate Term Series with the Trust's Custodian with respect to such option). There is no limitation on the amount of the Short-Intermediate Term Series' assets which can be placed in the segregated account.


    The Short-Intermediate Term Series may purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The Short-Intermediate Term Series may sell a futures contract to protect against the decline in the value of securities held by the Short-Intermediate Term Series. However, it is possible that the futures market may advance and the value of securities held in the Short-Intermediate Term Series' portfolio may decline. If this were to occur, the Short-Intermediate Term Series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

    If the Short-Intermediate Term Series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Short-Intermediate Term Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In order to assure that the Short-Intermediate Term Series is entering into transactions in futures contracts for hedging purposes as such term is defined by the Commodities Futures Trading Commission, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Short-Intermediate Term Series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or
(2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Short-Intermediate Term Series; (b) cash held by the Short-Intermediate Term Series; (c) cash proceeds due to the Short-Intermediate Term Series on investments within thirty days; (d) the margin deposited on the contracts; and
(e) any unrealized appreciation in the value of the contracts.


    If the Short-Intermediate Term Series maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at the Custodian, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Short-Intermediate Term Series to purchase the same contract at a price no higher than the price at which the short position was established.


    In addition, if the Short-Intermediate Term Series holds a long position in a futures contract, it will hold cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Short-Intermediate Term Series by the Trust's Custodian or a futures commissions merchant. Alternatively, the Short-Intermediate Term Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Short-Intermediate Term Series.



    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Short-Intermediate Term Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Short-Intermediate Term Series has insufficient cash, it may be disadvantageous to do so. In addition, the Short-Intermediate Term Series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Short-Intermediate Term Series' ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Short-Intermediate Term Series engages in transactions in futures or options thereon, the Short-Intermediate Term Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Short-Intermediate Term Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

    There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Short-Intermediate Term Series' portfolio securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Short-Intermediate Term Series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Short-Intermediate Term Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Short-Intermediate Term Series and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

    Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Short-Intermediate Term Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Short-Intermediate Term Series notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

SECURITIES LENDING

    Consistent with applicable regulatory requirements, the Short-Intermediate Term Series may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Short-Intermediate Term Series and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Short-Intermediate Term Series continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice, or by the Short-Intermediate Term Series on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Short-Intermediate Term Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However,these loans of portfolio securities will only be made to firms deemed by the Short-Intermediate Term Series' investment adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Short-Intermediate Term Series. Any gain or loss in the market price during the loan period would inure to the Short-Intermediate Term Series. The creditworthiness of firms to which the Short-Intermediate Term Series lends its portfolio securities will be monitored on an ongoing basis by the investment adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Short-Intermediate Term Series will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Short-Intermediate Term Series' investment in such loaned securities. The Short-Intermediate Term Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower.


INTEREST RATE SWAP TRANSACTIONS


    The Short-Intermediate Term Series may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. The Short-Intermediate Term Series will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Short-Intermediate Term Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Short-Intermediate Term Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Short-Intermediate Term Series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's Custodian. To the extent that the Short-Intermediate Term Series enters into interest rate swaps on other than a net basis, the amount maintained in the segregated account will be the full amount of the Short-Intermediate Term Series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Short-Intermediate Term Series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.


    The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Short-Intermediate Term Series would diminish compared to what it would have been if this investment technique was never used.

    The Short-Intermediate Term Series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Short-Intermediate Term Series is contractually obligated to make. If the other party to an interest rate swap defaults, the Short-Intermediate Term Series' risk of loss consists of the net amount of interest payments, if any, that the Short-Intermediate Term Series is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Short-Intermediate Term Series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. The Short-Intermediate Term Series will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Trust's Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Trust's Board of Trustees.

                               PORTFOLIO TURNOVER

    The Money Market Series and the U.S. Treasury Money Market Series intend normally to hold their portfolio securities to maturity. The Money Market Series and the U.S. Treasury Money Market Series do not normally expect to trade portfolio securities although they may do so to take advantage of short-term market movements. The Money Market Series and the U.S. Treasury Money Market Series will make purchases and sales of portfolio securities with a government securities dealer on a net price basis; brokerage commissions are not normally charged on the purchase or sale of U.S. Treasury Securities. See "Portfolio Transactions and Brokerage."


    Although the Short-Intermediate Term Series has no fixed policy with respect to portfolio turnover, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Short-Intermediate Term Series desires to preserve gains or limit losses due to changing economic conditions. Accordingly, it is possible that the portfolio turnover rate of the Short-Intermediate Term Series may reach, or even exceed, 250%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the portfolio of the Short-Intermediate Term Series were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Short-Intermediate Term Series. The portfolio turnover rate for the Short-Intermediate Term Series for the fiscal years ended November 30, 1995 and 1996 was 217% and 132%, respectively.

                             INVESTMENT RESTRICTIONS

    The Trust's fundamental policies as they affect a particular Series cannot be changed without the approval of the outstanding shares of such Series by a vote which is the lesser of (i) 67% or more of the voting securities of such Series represented at a meeting at which more than 50% of the outstanding voting securities of such Series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. With respect to the submission of a change in fundamental policy or investment objective to a particular Series, such matters shall be deemed to have been effectively acted upon with respect to all Series of the Trust if a majority of the outstanding voting securities of the particular Series votes for the approval of such matters as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

MONEY MARKET SERIES

    The following investment restrictions are fundamental policies of the Trust with respect to the Money Market Series of the Trust and may not be changed except as described above.

    The Trust may not:

     1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Trust's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings are outstanding.

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money.

     3. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to thirty percent of the Series' total assets).

     4. Purchase or sell real estate or real estate mortgage loans.

     5. Purchase securities on margin or sell short.

     6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs.

     7. Underwrite securities of other issuers.

     8. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

    10. Purchase securities on a when-issued basis if, as a result, more than 15% of the Trust's net assets would be committed.

SHORT-INTERMEDIATE TERM SERIES

    The following investment restrictions are fundamental policies of the Trust with respect to the Short-Intermediate Term Series of the Trust and may not be changed except as described above.

    The Trust may not:

    1. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33-1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge up to 33-1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions reverse repurchase agreements or dollar rolls or the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Series to the Trustees of the Trust pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

    2. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to 30% of the Series' total assets).

    3. Purchase or sell real estate or real estate mortgage loans, except that the Series may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Series may not purchase interests in real estate limited partnerships which are not readily marketable.

    4. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Series of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

    5. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Series' net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

    6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs, except that the Fund may purchase and sell financial futures contracts and options thereon.

    7. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    8. Purchase securities on a when-issued basis if, as a result, more than 15% of the Series' net assets would be committed.

U.S. TREASURY MONEY MARKET SERIES

    In connection with its investment objective and policies as set forth in the Prospectus, the U.S. Treasury Money Market Series has adopted the following investment restrictions.

    The U.S. Treasury Money Market Series may not:

    1. Invest in any securities other than U.S. Treasury obligations.

    2. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions).

    3. Make short sales of securities or maintain a short position.

    4. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks and from entities other than banks if so permitted pursuant to an order of the Securities and Exchange Commission for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure such borrowings.

    5. Buy or sell real estate or interests in real estate.

    6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal laws.

    7. Make investments for the purpose of exercising control or management.

    8. Invest in interests in oil, gas or other mineral exploration or development programs.

    9. Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of any Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.

                                            TRUSTEES AND OFFICERS

                          POSITION WITH                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)      TRUST                                        DURING PAST 5 YEARS
------------------------  -------------                                   ---------------------
Edward D. Beach (72)         Trustee           President and Director of BMC Fund, Inc., a closed-end investment company; previously, Vice Chairman of Broyhill Furniture Industries,
                                               Inc.; Certified Public Accountant; Secretary and Treasurer of Broyhill
                                               Family Foundation, Inc.; Member of the Board of Trustees of Mars Hill
                                               College; President, Treasurer and Director of The High Yield Plus Fund,
                                               Inc. and First Financial Fund. Inc.; President and Director of Global
                                               Utility Fund, Inc.

Eugene C. Dorsey (69)        Trustee           Retired President, Chief Executive Officer and Trustee of the Gannett
                                               Foundation (now Freedom Forum); former Publisher of four Gannett newspapers and Vice President of Gannett Company; past Chairman of
                                               Independent Sector (national coalition of philanthropic organizations);
                                               former Chairman of the American Council for the Arts; Director of the
                                               Advisory Board of Chase Manhattan Bank of Rochester and The High
                                               Yield Income Fund Inc.

Delayne Dedrick Gold (58)    Trustee           Marketing and Management Consultant.

*Robert F. Gunia (50)        Vice President    Chief Administrative Officer (July 1990-September 1996), Director
                             and Trustee       (January 1989-September 1996), Executive Vice President, Treasurer
                                               and Chief Financial Officer (June 1987-September 1996) of Prudential
                                               Mutual Fund Management, Inc.; Comptroller of Prudential Investments
                                               (since May 1996); Senior Vice President (since March 1987) of
                                               Prudential Securities Incorporated (Prudential Securities); Vice
                                               President and Director of The Asia Pacific Fund, Inc. (since May 1989).

*Harry A. Jacobs, Jr. (75)   Trustee           Senior Director (since January 1986) of Prudential Securities; formerly
One New York Plaza                             Interim Chairman and Chief Executive Officer of Prudential Mutual
New York, NY                                   Fund Management, Inc. (June-September 1993); formerly Chairman of the Board of Prudential Securities (1982-1985) and Chairman of the
                                               Board and Chief Executive Officer of Bache Group, Inc. (1977-1982);
                                               Director of the Center for National Policy, The First Australia Fund, Inc.
                                               and The First Australia Prime Income Fund, Inc.; Trustee of the Trudeau
                                               Institute.

-------------------
*"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with The Prudential Insurance
  Company of America (Prudential) or Prudential Securities.



                          POSITION WITH                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)      TRUST                                        DURING PAST 5 YEARS
------------------------  -------------                                   ---------------------
Donald D. Lennox (78)        Trustee           Chairman (since February 1990) and Director (since April 1989) of
                                               International Imaging Materials, Inc.; Retired Chairman, Chief
                                               Executive Officer and Director of Shlegel Corporation (industrial manufacturing) (March 1987-February 1989); Director of Gleason
                                               Corporation, Personal Sound Technologies, Inc. and The High Yleld
                                               Income Fund, Inc.

*Mendel A. Melzer (35)       Trustee           Chief Investment  Officer (since October 1996) of Prudential Mutual
751 Broad Street                               Funds; formerly Chief Financial Officer of Prudential Investments
Newark,  NJ                                    (November 1995-September 1996), Senior Vice President and Chief
                                               Financial Officer of Prudential Preferred Financial Services (April 1993-
                                               November 1995), Managing Director of Prudential Investment
                                               Advisors (April 1991-April 1993) and Senior Vice President of
                                               Prudential Capital Corporation (July 1989-April 1991).

Thomas T. Mooney (55)        Trustee           President of the Greater Rochester Metro Chamber of Commerce;
                                               formerly Rochester City Manager; Trustee of Center for Governmental
                                               Research, Inc.; Director of Monroe County Water Authority, Rochester
                                               Jobs, Inc., Blue Cross of Rochester, Executive Service Corps of
                                               Rochester, Monroe County Industrial Development Corporation,
                                               Northeast Midwest Institute, First Financial Fund. Inc., The Global
                                               Government Plus Fund, Inc. and The High Yield Plus Fund, Inc.

Thomas H. O'Brien (72)       Trustee           President of O'Brien Associates (Financial and Management
                                               Consultants) (since April 1984); formerly President of Jamaica Water
                                               Securities Corp. (holding company) (February 1989-August 1990);
                                               Chairman of the Board and Chief Executive Officer (September 1987-
                                               February 1989) of Jamaica Water Supply Company and Director
                                               (September 1987-April 1991); Director of Ridgewood Savings Bank;
                                               Trustee of Hofstra University.

*Richard A. Redeker (53)     President         Employee of Prudential Investments; formerly President, Chief
                             and Trustee       Executive Officer and Director (October 1993-September 1996) of
                                               Prudential Mutual Fund Management, Inc.; Executive Vice President,
                                               Director and Member of Operating Committee (October 1993-
                                               September 1996), Prudential Securities; Director (since October 1993-
                                               September 1996), Prudential Securities Group, Inc.; Executive Vice
                                               President, The Prudential Investment Corporation (since January
                                               1994); previously Senior Executive Vice President and Director of
                                               Kemper Financial Services, Inc. (September 1978-September 1993);
                                               President and Director of The High Yield Income Fund, Inc.

-------------------
*"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential or Prudential
Securities.


                          POSITION WITH                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)     TRUST                                        DURING PAST 5 YEARS
---------------------     -------------                                   ---------------------

Nancy H. Teeters (66)        Trustee           Economist; formerly Vice President and Chief Economist (March 1986-
                                               June 1990) of International Business Machines Corporation; Director
                                               of Inland Steel Industries (since July 1991) and First Financial Fund,
                                               Inc.

Louis A. Weil, III (55)      Trustee           Publisher and Chief Executive Officer (since January 1996) and
                                               Director (since September 1991) of Central Newspapers, Inc.;
                                               Chairman of the Board (since January 1996), Publisher and Chief
                                               Executive Officer (August 1991-December 1995) of Phoenix
                                               Newspapers, Inc.; prior thereto, Publisher of Time Magazine (May
                                               1989-March 1991); formerly President, Publisher and Chief Executive
                                               Officer of The Detroit News (February 1986-August 1989); formerly member of the Advisory Board, Chase Manhattan Bank-Westchester.

S. Jane Rose (50)            Secretary         Senior Vice President (January 1991-September 1996) and Senior
                                               Counsel (June 1987-September 1996) of Prudential Mutual Fund
                                               Management, Inc.; Senior Vice President and Senior Counsel (since
                                               June 1992) of Prudential Securities; formerly Vice President and
                                               Associate General Counsel of Prudential Securities.

Eugene S. Stark (38)         Treasurer         First Vice President (January 1990-September 1996) of Prudential
                             and               Mutual Fund Management, Inc.
                             Principal
                             Financial
                             and
                             Accounting
                             Officer

Stephen M. Ungerman (43)     Assistant         First Vice President of Prudential Mutual Fund Management, Inc.
                             Treasurer         (February 1993-September 1996); Tax Director of Prudential
                                               Investments and the Private Asset Group of Prudential (since March
                                               1996); prior thereto, Senior Tax Manager of Price Waterhouse (1981-
                                               January 1993).

---------------
(1)Unless otherwise noted the address for each of the above persons is c/o: Prudential Mutual Fund Management LLC, Gateway
   Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.
*"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.


    Trustees of the Trust are elected by the holders of the shares of all Series of the Trust, and not separately by holders of each Series voting as a class.

    Trustees and officers of the Trust are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

    The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to their functions set forth under "Manager," and "Distributor," review such actions and decide on general policy.

    The Trust pays each of its directors who is not an affiliated person of PMF or The Prudential Investment Corporation (PIC) annual compensation of $9,000, in addition to certain out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $200 per year.

    Trustees may receive their Trustee's fee pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of such Trustee's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Trust (the Trust Rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.


    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Lennox is scheduled to retire on December 31, 1997, Mr. Jacobs is scheduled to retire on December 31, 1998, and Messrs. Beach and O'Brien are scheduled to retire on December 31, 1999.


    Pursuant to the terms of the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.


    On October 30, 1996, at an annual meeting of shareholders, shareholders of record on August 9, 1996, voted to elect new Trustees of the Trust and to continue the services of Ms. Gold and Messrs. Redeker and Weil as Trustees of the Trust. The following table sets forth the aggregate compensation paid by the Portfolio for the fiscal year ended November 30, 1996 to current Trustees of the Trust, as well as to Trustees of the Trust who served during the Trust's 1996 fiscal year. The table also shows aggregate compensation paid to those Trustees for service on Boards of all funds managed by Prudential Mutual Fund Management LLC, including the Trust, for the calendar year ended December 31, 1995.


                                         COMPENSATION TABLE
                                                                                                       TOTAL
                                                               PENSION OR                          COMPENSATION
                                                               RETIREMENT                           FROM TRUST
                                             AGGREGATE     BENEFITS ACCRUED     ESTIMATED ANNUAL     AND FUND
                                            COMPENSATION   AS PART OF TRUST      BENEFITS UPON     COMPLEX PAID
              NAME AND POSITION              FROM TRUST        EXPENSES            RETIREMENT       TO TRUSTEES
              -----------------             ------------   ----------------     ----------------   ------------


Edward D. Beach-Trustee ...................... $  -              None                  N/A        $183,500(22/43)**
Eugene C. Dorsey-Trustee ..................... $  -              None                  N/A        $ 85,783*(10/34)**
Delayne Dedrick Gold-Trustee ................. $9,200            None                  N/A        $183,250(24/45)**
Robert F. Gunia-Trustee and Vice President ...    -              None                  N/A        $      -
Arthur Hauspurg-Former Trustee ............... $9,000            None                  N/A        $      -
Harry A. Jacobs, Jr.-Trustee ................. $  -              None                  N/A        $      -
Donald D. Lennox-Trustee .....................    -              None                  N/A        $ 86,250(10/22)**
Mendel A. Melzer-Trustee .....................    -              None                  N/A        $      -
Thomas T. Mooney-Trustee ..................... $  -              None                  N/A        $125,625(14/19)**
Stephen P. Munn-Former Trustee ............... $9,000            None                  N/A        $      -
Thomas H. O'Brien-Trustee .................... $  -              None                  N/A        $ 44,000(6/24)**
Richard A. Redeker-Trustee and President...... $  -              None                  N/A        $      -
Nancy H. Teeters-Trustee ..................... $9,000            None                  N/A        $107,500(13/31)**
Louis A. Weil, III-Trustee ................... $9,000            None                  N/A        $ 93,750(11/16)**


--------------
*Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund complex (including the Trust).

    As of January 10, 1997, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each of the Money Market Series, U.S. Treasury Money Market Series and the Short-Intermediate Term Series of the Trust.

    As of January 10, 1997, Prudential Securities was the record holder for other beneficial owners of 10,527,990 Short-Intermediate Term Series Shares (or 55% of such shares outstanding), 419,317,775 Money Market Series Class A Shares (or 69% of such shares outstanding), 0 Class Z Shares (or 0% of such shares outstanding) and 442,626,745 U.S. Treasury Money Market Series Shares (or 72% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                                     MANAGER


    The Manager of the Trust is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102-4077. PMF serves as manager of all of the investment companies that, together with the Trust, comprise the Prudential Mutual Funds. See "How the Trust is Managed-Manager" in the Prospectus of each Series. As of December 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.2 billion. According to the Investment Company Institute, as of August 31, 1996, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

    PMF is a subsidiary of Prudential Securities Incorporated and Prudential. PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) and Prudential

Mutual Fund  Investment  Management.  PMFS serves as the transfer  agent for the
Prudential   Mutual  Funds  and,  in  addition,   provides   customer   service,
recordkeeping and management and administration services to qualified plans.


    Pursuant to a management agreement with the Trust (the Management Agreement), PMF, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolio, including the purchase, retention, disposition and loan of securities and other investments. PMF is obligated to keep certain books and records of the Trust in connection therewith. PMF is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in the portfolio management. The management services of PMF to the Trust are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    PMF has authorized any of its directors, officers and employees who have been elected as trustees or officers of the Trust to serve in the capacities in which they have been elected. Services furnished by PMF under the Management Agreement may be furnished by any such directors, officers or employees of PMF. In connection with the services it renders, PMF bears the following expenses:

    (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager;

    (b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

    (c) the costs and expenses payable to The Prudential Investment  Corporation
(PIC) pursuant to a subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses, including (a) the fee payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated with PMF or PIC, (c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the fees and expenses of the Trust's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust is a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity, directors and officers and errors and omissions insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (m) distribution fees.

    The Trust pays a fee to PMF for the services performed and the facilities furnished by PMF, computed daily and payable monthly, at an annual rate of .40 of 1% of the Short-Intermediate Term Series' and the U.S. Treasury Money Market Series' average daily net assets and at an annual rate of .40 of 1% of the average daily net assets up to $1 billion, .375 of 1% on assets between $1 billion and $1.5 billion and .35 of 1% on assets in excess of $1.5 billion of the average daily net assets of the Money Market Series. The Management Agreement also provides that in the event the expenses of a Series (including the fees of the Manager but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Series are then qualified for offer and sale, PMF will reduce its fee by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Series. Any such reductions are subject to readjustment during the year. Currently, the Trust believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the average daily net assets of each Series up to $30 million, 2% of the average daily net assets of each Series from $30 million to $100 million and 1 1/2% of any excess over $100 million. The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the Investment Company Act) or of wilful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 8, 1996 and by a majority of the outstanding shares of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and a majority of the outstanding shares of the U.S. Treasury Money Market Series on November 26, 1991.

    For the fiscal year ended November 30, 1996, the Trust paid management fees to PMF of $2,362,419, $810,455 and $1,572,239 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. For the fiscal year ended November 30, 1995, the Trust paid management fees to PMF of $2,390,395, $838,085 and $1,381,478 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. For the fiscal year ended November 30, 1994 the Trust paid management fees to PMF of $2,931,469, $1,229,526 and $1,233,814 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively.


    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC furnish investment advisory services in connection with the management of the Trust. In connection therewith, PIC is obligated to keep certain books and records of the Trust. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of those services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Trust by a unit of the Subadviser known as Prudential Mutual Fund Investment Management.


    The Subadvisory Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 8, 1996, and by the shareholders of each of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and the shareholders of the U.S. Treasury Money Market Series on November 26, 1991.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Trust, PMF or PIC upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act applicable to continuance of investment advisory contracts.


                                   DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, has entered into an agreement with the Trust under which Prudential Securities acts as distributor for the Trust's shares. Prudential Securities is engaged in the securities underwriting and securities and commodities brokerage business and is a member of the New York Stock Exchange, other major securities and commodities exchanges and the NASD. Prudential Securities is also engaged in the investment advisory business. Prudential Securities is a wholly-owned subsidiary of Prudential Securities Group Inc., which is an indirect, wholly-owned subsidiary of Prudential. The services it provides to the Trust are discussed in each Series' Prospectus. See "How the Trust is Managed-Distributor."


DISTRIBUTION AND SERVICE PLANS. See "How the Trust is Managed-Distributor" in the Prospectus of each Series.



    During the fiscal year ended November 30, 1996 PMFD and PSI incurred distribution expenses in the aggregate of $736,434 and $491,325 with respect to the Money Market Series and the U.S. Treasury Money Market Series, respectively, all of which was recovered through the distribution fee paid by each Series to PMFD and PSI. It is estimated that of these amounts approximately $578,100 (78.5%) and $388,147 (78.0%) was spent on payment of account servicing fees to financial advisers for the Money Market Series and U.S. Treasury Money Market Series, respectively, and $158,334 (21.5%) and $103,178 (22.0%) on allocation of overhead and other branch office distribution-related expenses for the Money Market Series and U.S. Treasury Money Market Series, respectively. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of shares of the series, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of shares of the series, and (d) other incidental expenses relating to branch promotion of sales of the series. Reimbursable distribution expenses do not include any direct interest or carrying charges.


    For the fiscal year ended November 30, 1996, Prudential Securities received $409,005 from the Short-Intermediate Term Series under the Plan all of which was spent on behalf of the Short-Intermediate Term Series or the payment of account servicing fees to financial advisers.

    On May 2, 1995, the Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operating of the Plans (Rule 12b-1 Trustees) at a meeting called for the purpose of voting on each Plan, approved amendments to the plans changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 8, 1996. The Plans were last approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such Plans on May 8, 1996 and, as amended, were approved by the shareholders of each Series on July 19, 1995.

    In each Distribution and Service Agreement, the Trust has agreed to indemnify Prudential Securities or PMFD to the extent permitted by applicable law against certain liabilities under the Securities Act.

    Pursuant to the Plans, the Trustees are provided at least quarterly with written reports of the amounts expended under the Plans and the purposes for which such expenditures were made. The Trustees review such reports on a quarterly basis.

    The Plans provide that they will continue in effect from year to year, provided each such continuance is approved annually by a vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable Series, and all material amendments of the Plans must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the applicable Series (as defined in the Investment Company Act). Each Plan will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

    So long as the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Trust and its shareholders. In the Trustees' quarterly review of the Plans, they consider the continued appropriateness and the level of payments provided therein.


    The Distribution Agreements provide that each shall terminate automatically if assigned and that each may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Distribution Agreement was last approved by the Trustees, including all of the 12b-1 Trustees on May 8, 1996. On November 3, 1995, the Trustees approved the transfer of the Distribution Agreements for the Money Market Series and U.S. Treasury Money Market Series with PMFD to Prudential Securities.


    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager and PIC are responsible for decisions to buy and sell securities for the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, arranging the execution of portfolio security transactions on each Series' behalf, and the selection of brokers and dealers to effect the transactions. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. Each Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

    The policy of each of the Series regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.


    The Trust paid no brokerage commissions for the fiscal years ended November 30, 1994, 1995 and 1996.


                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Trust, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of such account.

PROCEDURE FOR MULTIPLE ACCOUNTS

    Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

    PMFS provides each institution with a written confirmation for each transaction in sub-accounts. Further, PMFS provides, to each institution on a monthly basis, a statement which sets forth for each master account its share balance and income earned for the month. In addition, each institution receives a statement for each individual account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned as of the dividend payment date and the dividends paid for the current month, as well as for the year-to-date.

    Further information on the sub-accounting system and procedures is available from the Transfer Agent, Prudential Securities or Prusec.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically invested in full and fractional shares of the applicable Series at net asset value. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payable date to have subsequent dividends and/or distributions sent in cash rather than invested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

EXCHANGE PRIVILEGE

    The Trust makes available to its Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series shareholders the privilege of exchanging their shares for shares of either of the other Series and certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Class A shares of such other Prudential Mutual Funds may also be exchanged for Class A shares of the Money Market Series and for shares of the Short-Intermediate Term Series and U.S. Treasury Money Market Series. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


CLASS A.

    Shareholders of the Trust may exchange their Class A shares for Class A shares of the Prudential Mutual Funds, and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange.


    The  following  money  market  funds  participate  in the  Class A  Exchange
Privilege:

        Prudential California Municipal Fund
          (California Money Market Series)
        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)

        Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
           (New York Money Market Series)
          (New Jersey Money Market Series)

        Prudential MoneyMart Assets
        Prudential Tax-Free Money Fund, Inc.

    Shareholders of the Trust may not exchange their shares for Class B or Class C shares of the Prudential Mutual Funds or shares of Prudential Special Money Market Fund, a money market fund, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares.


CLASS Z.

    Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Trust's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Trust, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING--SHORT-INTERMEDIATE TERM SERIES

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The overall cost is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

     PERIOD OF
     MONTHLY INVESTMENTS:       $100,000   $150,000   $200,000   $250,000
     --------------------       --------   --------   --------   --------
     25 Years                   $    110   $    165   $    220   $    275
     20 Years                        176        264        352        440
     15 Years                        296        444        592        740
     10 Years                        555        833      1,110      1,388
      5 Years                      1,371      2,057      2,742      3,428

    See "Automatic Savings Accumulation Plan."

--------------
    1Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.

    2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in any Series' shares each month by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of that Series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available for shareholders having shares of the Trust held through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares of the applicable series at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

INDIVIDUAL RETIREMENT ACCOUNTS

    An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                            TAX-DEFERRED COMPOUNDING1

          CONTRIBUTIONS            PERSONAL
            MADE OVER:             SAVINGS                IRA
            ----------             -------                ---
          10 years                 $ 26,165            $ 31,291
          15 years                   44,675              58,649
          20 years                   68,109              98,846
          25 years                   97,780             157,909
          30 years                  135,346             244,692

--------------
    1The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

    From time to time, a Series of the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

MONEY MARKET SERIES AND U.S. TREASURY MONEY MARKET SERIES

    Amortized Cost Valuation. The Money Market Series and the U.S. Treasury Money Market Series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the Securities and Exchange Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the Money Market Series and the U.S. Treasury Money Market Series, the Trustees have determined to maintain a dollar-weighted average maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with the provisions of Rule 2a-7 of the Investment Company Act. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, both Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

SHORT-INTERMEDIATE TERM SERIES

    Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of the Short-Intermediate Term Series' securities. In accordance with procedures adopted by the Trustees, the value of each U.S. Government security for which quotations are available will be based on the valuation provided by an independent pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Securities for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Manager under procedures established under the general supervision and responsibility of the Trustees.

    Short-term investments which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity when acquired by the Intermediate Series was more than 60 days, unless this is determined not to represent fair value by the Trustees.

TIME NET ASSET VALUE IS CALCULATED


    The Trust will calculate its net asset value at 4:15 P.M., New York time, for the Short-Intermediate Term Series and at 4:30 P.M. for the Money Market Series and U.S. Treasury Money Market Series, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem series shares have been received or days on which changes in the value of a series' securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Short-Intermediate Term Series' shares shall be determined at a time between such closing and 4:15 P.M. New York time and at a time between such closing and 4:30 PM for the Money Market Series' and US Treasury Money Market Series' shares.

                             PERFORMANCE INFORMATION

MONEY MARKET SERIES AND U.S. TREASURY MONEY MARKET SERIES-CALCULATION OF YIELD

    The Money Market Series and U.S. Treasury Money Market Series will each prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Money Market Series and U.S. Treasury Money Market Series' portfolios and their operating expenses. The Money Market Series and U.S. Treasury Money Market Series may also each prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    Effective yield = [(base period return + 1)365/7] -1

    The U.S. Treasury Money Market Series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of the yield is attributable to securities, the income of which is exempt for state and local income tax purposes. This portion of the yield will then be divided by one minus the maximum state tax rate of individual taxpayers and then added to the portion of the yield that is attributable to other securities.

    Comparative performance information may be used from time to time in advertising or marketing the Money Market Series' and U.S. Treasury Money Market Series' shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, rating services and market indices.

    The Money Market Series' and U.S. Treasury Money Market Series' yields fluctuate, and annualized yield quotations are not a representation by the Money Market Series or U.S. Treasury Money Market Series as to what an investment in the Money Market Series and U.S. Treasury Money Market Series will actually yield for any given period. Yield for the Money Market Series and U.S. Treasury Money Market Series will vary based on a number of factors including changes in market conditions, the level of interest rates and the level of each series' income and expenses.

SHORT-INTERMEDIATE  TERM  SERIES-CALCULATION  OF YIELD AND TOTAL RETURN

    YIELD. The Short-Intermediate Term Series may from time to time advertise its yield as calculated over a 30-day period. Yield will be computed by dividing the Short-Intermediate Term Series' net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period. Yield is calculated according to the following formula:

                                        a - b
                           YIELD = 2 [ (------- + 1) 6 - 1 ]
                                          cd

    Where:  a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the net asset value per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Trust as to what an investment in the Intermediate Term Series will actually yield for any given period.


    The Short-Intermediate Term Series' 30-day yield for the period ended November 30, 1996 was 5.60%.


    AVERAGE ANNUAL TOTAL RETURN. The Short-Intermediate Term Series may from time to time advertise its average annual total return. See "How the Trust Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                                P (1 + T)n = ERV

    Where:  P = a hypothetical initial payment of $1,000.
            T = average annual total return.

            n = number of years.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.


    The Short-Intermediate Term Series' average annual total return for the one, five and ten year periods ended November 30, 1996 was 5.34%, 6.04% and 6.82%, respectively.


    AGGREGATE  TOTAL  RETURN.  The  Short-Intermediate   Term  Series  may  also
advertise its aggregate total return. See "How the Trust Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------
                                       P

    Where:  P = a hypothetical initial payment of $1,000.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.


    The Short-Intermediate Term Series' aggregate total return for the one, five and ten year periods ended November 30, 1996 was 5.34%, 34.09% and 93.50%, respectively.


                                      TAXES

    Each series of the Trust is treated as a separate entity for federal income tax purposes and each has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). If each series qualifies as a regulated investment company, it will not be subject to federal income taxes on the taxable income it distributes to shareholders, provided at least 90% of its net investment income and net short-term capital gains earned in the taxable year is so distributed. To qualify for this treatment, each series must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) derive less than 30% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from the gains on the sale or other disposition of securities held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount no greater than 5% of its assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). The performance and tax qualification of one series will have no effect on the federal income tax liability of shareholders of the other series.

    The Internal Revenue Code imposes a 4% nondeductible excise tax to the extent any series fails to meet certain minimum distribution requirements by the end of each calendar year. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Trust and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

    See "Taxes, Dividends and Distributions" in the Prospectus of each series.

            CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT AND
                             INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust  Company,  One  Heritage  Drive,  North  Quincy,
Massachusetts 02171, has been retained to act as Custodian of the Trust's investments and in such capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. For the fiscal year ended November 30, 1996, the Short-Intermediate Term Series, Money Market Series and U.S. Treasury Money Market Series incurred fees of $200,000, $1,060,000 and $128,000, respectively, for the services of PMFS.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, serves as the Trust's independent auditors and in that capacity audits the Trust's annual financial statements.

PORTFOLIO OF INVESTMENTS AS              PRUDENTIAL GOVERNMENT SECURITIES
OF NOVEMBER 30, 1996                     TRUST MONEY MARKET SERIES
------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
 ------------------------------------------------------------
FEDERAL FARM CREDIT BANK--1.9%
  $10,000    5.235%, 3/7/97                         $  9,860,400
      500    5.40%, 4/1/97                               499,601
                                                    ------------
                                                      10,360,001
------------------------------------------------------------
FEDERAL HOME LOAN BANK--4.6%
    8,500    5.02%, 2/5/97                             8,498,467
    1,000    5.235%, 3/4/97                              986,477
    6,000    5.325%, 3/18/97                           5,999,458
   10,000    5.89%, 7/29/97                            9,993,065
                                                    ------------
                                                      25,477,467
------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION--1.7%
    9,500    5.33%, 12/2/96                            9,498,593
------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--30.4%
    2,000    8.20%, 12/23/96                           2,003,266
    6,000    5.23%, 1/28/97                            5,949,443
    6,500    5.23%, 3/27/97                            6,390,461
   18,000    5.30%, 4/4/97                            17,671,400
    8,000    5.48%, 4/24/97                            7,997,979
   15,000    5.205%, 4/29/97, F.R.N.                  14,993,679
   19,750    5.71%, 5/20/97                           19,740,642
   49,000    5.36%, 8/1/97, F.R.N.                    48,985,773
    9,805    5.36%, 8/22/97, F.R.N.                    9,800,850
    5,000    5.64%, 9/3/97                             4,983,665
   29,425    5.36%, 11/14/97, F.R.N.                  29,410,973
                                                    ------------
                                                     167,928,131
------------------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION--3.3%
   18,000    7.56%, 12/9/96                           18,007,705
------------------------------------------------------------
TENNESSEE VALLEY AUTHORITY--0.2%
    1,000    6.00%, 1/15/97                            1,000,000
UNITED STATES TREASURY NOTES--10.1%
  $10,000    6.875%, 2/28/97                        $ 10,040,747
   29,500    6.50%, 5/15/97                           29,636,433
    2,000    6.125%, 5/31/97                           2,002,979
   13,910    6.50%, 8/15/97                           13,967,985
                                                    ------------
                                                      55,648,144
------------------------------------------------------------
REPURCHASE AGREEMENTS(a)--47.9%
   54,367    Bear Stearns & Co., 5.37%, dated
                11/26/96, due 12/03/96 in the
                amount of $54,423,768 (cost
                $54,367,000; the value of the
                collateral including accrued
                interest is $55,659,688)              54,367,000
   25,000    Merrill Lynch, 5.37%, dated
                11/26/96, due 12/03/96 in the
                amount of $25,026,104 (cost
                $25,000,000; the value of the
                collateral including accrued
                interest is $25,502,384)              25,000,000
    8,118    Morgan Stanley & Co., 5.32%, dated
                11/25/96, due 12/02/96 in the
                amount of $8,126,398 (cost
                $8,118,000; the value of the
                collateral including accrued
                interest is $8,392,804)                8,118,000
   26,500    Morgan Stanley & Co., 5.38%, dated
                11/27/96, due 12/04/96 in the
                amount of $26,527,722 (cost
                $26,500,000; the value of the
                collateral including accrued
                interest is $27,397,057)              26,500,000
      500    Morgan Stanley & Co., 5.29%, dated
                11/07/96, due 12/06/96 in the
                amount of $502,131 (cost
                $500,000; the value of the
                collateral including accrued
                interest is $516,926)                    500,000

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS              PRUDENTIAL GOVERNMENT SECURITIES
OF NOVEMBER 30, 1996                     TRUST MONEY MARKET SERIES
------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
 ------------------------------------------------------------
REPURCHASE AGREEMENTS(a) (CONT'D.)
  $21,000    Morgan Stanley & Co., 5.32%, dated
                11/19/96, due 12/12/96 in the
                amount of $21,071,377 (cost
                $21,000,000; the value of the
                collateral including accrued
                interest is $21,710,875)            $ 21,000,000
   56,000    Nomura Securities International
                Inc., 5.43%, dated 11/27/96, due
                12/02/96 in the amount of
                $56,042,233 (cost $56,000,000;
                the value of the collateral
                including accrued interest is
                $57,121,929)                          56,000,000
    5,764    Smith Barney Inc., 5.40%, dated
                11/27/96, due 12/04/96 in the
                amount of $5,783,021 (cost
                $5,764,000; the value of the
                collateral including accrued
                interest is $5,879,280)                5,764,000
    9,000    Smith Barney Inc., 5.32%, dated
                11/04/96, due 12/05/96 in the
                amount of $9,041,230 (cost
                $9,000,000; the value of the
                collateral including accrued
                interest is $9,180,000)                9,000,000
   11,000    Smith Barney Inc., 5.31%, dated
                11/12/96, due 12/16/96 in the
                amount of $11,055,165 (cost
                $11,000,000; the value of the
                collateral including accrued
                interest is $11,220,000)              11,000,000
   13,000    Smith Barney Inc., 5.33%, dated
                11/27/96, due 12/30/96 in the
                amount of $13,063,516 (cost
                $13,000,000; the value of the
                collateral including accrued
                interest is $13,260,000)              13,000,000
  $34,522    UBS Securities Inc., 5.75%, dated
                11/29/96, due 12/03/96 in the
                amount of $34,544,056 (cost
                $34,522,000; the value of the
                collateral including accrued
                interest is $35,212,622)            $ 34,522,000
                                                    ------------
                                                     264,771,000
------------------------------------------------------------
TOTAL INVESTMENTS--100.1%
             (amortized cost $552,691,041(b))        552,691,041
             Liabilities in excess of other
                assets--(0.1%)                          (568,298)
                                                    ------------
             Net Assets--100%                       $552,122,743
                                                    ------------
                                                    ------------

---------------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1996.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS              PRUDENTIAL GOVERNMENT SECURITIES TRUST
OF NOVEMBER 30, 1996                     SHORT-INTERMEDIATE TERM SERIES
------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--100.7%
------------------------------------------------------------
ASSET-BACKED--13.5%
              Daimler Benz Vehicle Trust
  $10,000     5.85%, 7/20/03                        $ 10,003,125
              Ford Credit Auto Lease Trust
   10,000     5.80%, 5/15/99                          10,000,000
              Main Place Funding Corporation
    5,000     5.585%, 7/17/98, F.R.N.                  5,000,000
                                                    ------------
                                                      25,003,125
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--10.2%
              GMAC Commercial Mortgage Security
   10,088     6.79%, 9/15/03, Series 96               10,138,671
              Resolution Trust Corporation
    3,732     6.593%, 12/25/20, CMO, Series 1992       3,749,691
              Structured Asset Securities Corp.
    5,000     6.759%, 2/25/28, CMO, Series 1996        5,040,625
                                                    ------------
                                                      18,928,987
------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION--11.4%
   15,000     6.45%, 6/4/99                           15,133,650
    5,787     7.831%, 8/1/24, ARMS                     5,984,238
                                                    ------------
                                                      21,117,888
------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--20.3%
    4,242     7.435%, 8/1/06                           4,493,627
    8,471     7.445%, 8/1/06                           8,979,414
    8,648     7.50%, 10/1/06                           9,185,877
   14,500     8.00%, 1/1/99 - 12/01/99                14,949,775
                                                    ------------
                                                      37,608,693
------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--17.5%
    7,422     9.00%, 6/15/98 - 9/15/09                 7,775,759
    9,541     8.00%, 6/15/23 - 12/15/24                9,916,273
   14,493     7.50%, 10/15/25 - 1/15/26               14,712,536
                                                    ------------
                                                      32,404,568
UNITED STATES TREASURY NOTES--27.8%
  $11,000(a)  7.375%, 11/15/97                      $ 11,190,740
   20,000(a)  8.25%, 7/15/98                          20,828,200
    1,000(a)  6.00%, 8/15/99                           1,008,280
   15,000(a)  6.375%, 9/30/01                         15,330,450
    3,000(a)  6.50%, 8/15/05                           3,091,410
                                                    ------------
                                                      51,449,080
                                                    ------------
              Total long-term investments
                 (cost $184,182,201)                 186,512,341
SHORT-TERM INVESTMENTS--6.7%
------------------------------------------------------------
COMMERCIAL PAPER--5.1%
              Kerr-McGee Credit Corporation
    2,008     5.40%, 12/12/96                          2,004,687
              Tyson Foods
    7,420     5.37%, 12/16/96                          7,403,398
                                                    ------------
              (cost $9,408,085)                        9,408,085
                                                    ------------
REPURCHASE AGREEMENT--1.6%
    3,030     Joint Repurchase Agreement Account,
                 5.68%, 12/2/96
                 (cost $3,030,000; Note 5)             3,030,000
                                                    ------------
              Total short-term investments
                 (cost $12,438,085)                   12,438,085
                                                    ------------
------------------------------------------------------------
Total Investments--107.4%
              (cost $196,620,286; Note 4)            198,950,426
              Liabilities in excess of other
                 assets--(7.4%)                      (13,715,761)
                                                    ------------
              Net Assets--100%                      $185,234,665
                                                    ------------
                                                    ------------

---------------
(a) Asset segregated for dollar rolls.
ARMS--Adjustable Rate Mortgage Security. The interest rate reflected is the rate in effect at November 30, 1996.
CMO--Collateralized Mortgage Obligation.
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1996.
--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
U.S. TREASURY MONEY MARKET SERIES
PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1996
------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
UNITED STATES TREASURY BILLS--13.6%
   $4,570    5.10%, 12/19/96                        $  4,558,347
    9,945    5.105%, 12/19/96                          9,919,616
    6,814    5.11%, 12/19/96                           6,796,590
    1,755    5.125%, 12/19/96                          1,750,503
    7,005    5.15%, 12/19/96                           6,986,962
    2,200    5.19882%, 12/19/96                        2,194,281
    9,500    5.20%, 12/19/96                           9,475,300
                                                    ------------
                                                      41,681,599
------------------------------------------------------------
UNITED STATES TREASURY NOTES--96.6%
   23,243    7.25%, 11/30/96                          23,243,000
  193,268    7.50%, 1/31/97                          193,946,983
   25,000    6.75%, 2/28/97                           25,087,742
   16,842    6.875%, 2/28/97                          16,905,317
   33,000    6.625%, 3/31/97                          33,144,142
    2,510    6.50%, 8/15/97                            2,518,131
                                                    ------------
                                                     294,845,315
------------------------------------------------------------
TOTAL INVESTMENTS--110.2%
             (amortized cost $336,526,914(a))        336,526,914
             Liabilities in excess of other
                assets--(10.2%)                      (31,197,337)
                                                    ------------
             Net Assets--100%                       $305,329,577
                                                    ------------
                                                    ------------

---------------
(a) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                                      U.S.
                                                                                                                    TREASURY
                                                                                   MONEY            SHORT-           MONEY
                                                                                   MARKET        INTERMEDIATE        MARKET
ASSETS                                                                             SERIES        TERM SERIES         SERIES
                                                                                ------------     ------------     ------------
Investments, at value (cost $552,691,041, $196,620,286 and $336,526,914,
  respectively).............................................................    $552,691,041     $198,950,426     $336,526,914
Cash........................................................................       1,017,178               --            2,698
Interest receivable.........................................................       2,436,225        1,952,188        6,834,430
Receivable for Series shares sold...........................................         534,588           11,927        3,117,887
Deferred expenses and other assets..........................................          13,524            5,011            8,294
                                                                                ------------     ------------     ------------
   Total assets.............................................................     556,692,556      200,919,552      346,490,223
                                                                                ------------     ------------     ------------
LIABILITIES
Payable for investments purchased...........................................              --       14,904,930       20,316,827
Payable for Series shares reacquired........................................       3,470,713          259,836       20,282,576
Dividends payable...........................................................         435,875          237,163          240,640
Due to Manager..............................................................         182,117           60,970          101,699
Due to Distributors.........................................................          30,542           18,400           16,851
Accrued expenses and other liabilities......................................         450,566          203,588          202,053
                                                                                ------------     ------------     ------------
   Total liabilities........................................................       4,569,813       15,684,887       41,160,646
                                                                                ------------     ------------     ------------
NET ASSETS..................................................................    $552,122,743     $185,234,665     $305,329,577
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par ($.01 per share)...................    $  5,521,227     $    190,951     $  3,053,296
   Paid-in capital in excess of par.........................................     546,601,516      235,650,778      302,276,281
                                                                                ------------     ------------     ------------
                                                                                 552,122,743      235,841,729      305,329,577
   Distributions in excess of net investment income.........................              --          (86,689)              --
   Accumulated net realized losses..........................................              --      (52,850,515)              --
   Net unrealized appreciation of investments...............................              --        2,330,140               --
                                                                                ------------     ------------     ------------
Net assets, November 30, 1996...............................................    $552,122,743     $185,234,665     $305,329,577
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Shares of beneficial interest issued and outstanding........................     552,122,743       19,095,120      305,329,577
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net asset value.............................................................                            $9.70            $1.00
                                                                                                 ------------     ------------
                                                                                                 ------------     ------------
Class A:
   Net asset value, offering price and redemption price per share
      ($552,122,539 / 552,122,539 shares of common stock issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($204 / 204 shares of common stock issued and outstanding)............           $1.00
                                                                                ------------
                                                                                ------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996              PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                    MONEY            SHORT-         U.S. TREASURY
                                                                                   MARKET         INTERMEDIATE          MONEY
NET INVESTMENT INCOME                                                              SERIES         TERM SERIES       MARKET SERIES
                                                                                 -----------      ------------      -------------
Income
   Interest.................................................................     $32,326,163      $ 13,065,952       $ 20,531,847
                                                                                 -----------      ------------      -------------
Expenses
   Management fee...........................................................       2,362,419           810,455          1,572,239
   Distribution fee.........................................................         736,434           409,005            491,325
   Transfer agent's fees and expenses.......................................       1,220,000           240,000            151,000
   Custodian's fees and expenses............................................          97,000            22,000             69,000
   Registration fees........................................................         129,000           119,000             35,000
   Reports to shareholders..................................................         445,000           200,000            145,000
   Audit fee................................................................          44,000            39,000             40,000
   Trustees' fees...........................................................          12,000            12,500             12,000
   Insurance expense........................................................          15,300             6,000              5,000
   Legal fees...............................................................           8,000            21,000              7,000
   Amortization of deferred organization expenses...........................              --                --                300
   Miscellaneous............................................................           5,027             9,915              7,717
                                                                                 -----------      ------------      -------------
      Total expenses........................................................       5,074,180         1,888,875          2,535,581
                                                                                 -----------      ------------      -------------
Net investment income.......................................................      27,251,983        11,177,077         17,996,266
                                                                                 -----------      ------------      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions.........................          82,865        (1,939,815)           231,117
Net change in unrealized appreciation of investments........................              --           699,817                 --
                                                                                 -----------      ------------      -------------
Net gain (loss) on investments..............................................          82,865        (1,239,998)           231,117
                                                                                 -----------      ------------      -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................     $27,334,848      $  9,937,079       $ 18,227,383
                                                                                 -----------      ------------      -------------
                                                                                 -----------      ------------      -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS        PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                             SHORT-                        U.S. TREASURY
                                          MONEY MARKET                    INTERMEDIATE                     MONEY MARKET
                                             SERIES                        TERM SERIES                        SERIES
                                 -------------------------------   ---------------------------    -------------------------------
                                                                    YEAR ENDED NOVEMBER 30,
INCREASE (DECREASE)              ------------------------------------------------------------------------------------------------
IN NET ASSETS                         1996             1995            1996           1995             1996             1995
                                 --------------   --------------   ------------   ------------    --------------   --------------
Operations
   Net investment income.......  $   27,251,983   $   30,759,256   $ 11,177,077   $ 12,199,911    $   17,996,266   $   17,294,732
   Net realized gain (loss) on
      investment
      transactions.............          82,865           39,057     (1,939,815)     7,255,112           231,117          251,743
   Net change in unrealized
      appreciation/depreciation
      of investments...........              --               --        699,817      5,231,521                --               --
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase in net assets
      resulting from
      operations...............      27,334,848       30,798,313      9,937,079     24,686,544        18,227,383       17,546,475
                                 --------------   --------------   ------------   ------------    --------------   --------------
Net equalization debits........              --               --             --       (413,787)               --               --
                                 --------------   --------------   ------------   ------------    --------------   --------------
Dividends and distributions to
   shareholders:
   Dividends to shareholders...     (27,334,848)     (30,798,313)   (11,380,459)   (11,844,750)      (18,227,383)     (17,546,475)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Series share transactions(a)
   Net proceeds from shares
      subscribed...............   1,688,126,619    1,668,939,755     38,324,541     40,102,462(b)  3,788,052,358    2,801,540,919
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      26,320,285       29,404,107      7,194,984      7,611,953        16,677,439       15,973,007
   Cost of shares reacquired...  (1,760,517,744)  (1,737,493,726)   (71,837,916)   (89,126,093)   (3,838,734,554)  (2,772,163,839)
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......     (46,070,840)     (39,149,864)   (26,318,391)   (41,411,678)      (34,004,757)      45,350,087
                                 --------------   --------------   ------------   ------------    --------------   --------------
Total increase (decrease)......     (46,070,840)     (39,149,864)   (27,761,771)   (28,983,671)      (34,004,757)      45,350,087
NET ASSETS
Beginning of year..............     598,193,583      637,343,447    212,996,436    241,980,107       339,334,334      293,984,247
                                 --------------   --------------   ------------   ------------    --------------   --------------
End of year....................  $  552,122,743   $  598,193,583   $185,234,665   $212,996,436    $  305,329,577   $  339,334,334
                                 --------------   --------------   ------------   ------------    --------------   --------------
                                 --------------   --------------   ------------   ------------    --------------   --------------

---------------
  (a) At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market Series.
  (b) Includes proceeds of $28,023,926 from the acquisition of the Prudential Adjustable Rate Securities Fund, Inc.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Prudential Government Securities Trust (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series; the monies of each series are invested in separate, independently managed portfolios.
------------------------------------------------------------
NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, the Fund's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income.
Effective December 1, 1995, the Short-Intermediate Term Series began accruing income using the effective interest method which includes amortizing discounts and premiums on purchases of portfolio securities as adjustments to income. This method of recording income more closely reflects the economics of holding and disposing of debt instruments. Prior to December 1, 1995 the Short-Intermediate Term Series accrued coupon interest income and original issue discount and accounted for purchased discounts and premiums as capital gains or losses when realized upon disposition of the associated security. The cumulative effect of applying this accounting change was to decrease undistributed net investment income and increase net unrealized appreciation of investments by $797,340. Such accounting change had no effect on net assets or net asset value per share. Dollar Rolls: The Short-Intermediate Term Series enters into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is equal to its obligations in respect of dollar rolls. There were no dollar rolls outstanding as of November 30, 1996.
Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Equalization: Effective December 1, 1995, the Short-Intermediate Term Series discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $1,277,251 of undistributed net investment income at November 30, 1995, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification had no effect on net assets, results of operations, or net asset value per share. Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with A.I.C.P.A. Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Short-Intermediate Term Series, the
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
effect of applying this statement (including the effect of accounting changes) was to decrease undistributed net investment income by $2,074,591, ($1,277,251 representing discontinuation of the accounting practice of equalization and $797,340 representing a cumulative adjustment for amortizing discounts and premiums on purchases of portfolio securities as adjustments to income), decrease accumulated net realized losses by $2,923,464 ($11,425,628 of which represents expiration of a portion of the capital loss carryforward offset by $8,502,164 of additional accumulated net realized capital losses resulting from the acquisition of Prudential Adjustable Rate Securities Fund, Inc.), decrease paid-in capital in excess of par by $1,646,213 and increase unrealized appreciation by $797,340.
Deferred Organization Expenses: Approximately $49,000 of expenses were incurred in connection with the organization and initial registration of the U.S. Treasury Series and such amount was deferred and amortized over a period of 60 months ended December, 1995.
Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.
The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
NOTE 2. AGREEMENTS
The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PMF is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the shares of the Money Market Series and the U.S. Treasury Money Market Series through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') assumed these responsibilities. The Fund compensates the distributors for distributing and servicing each of the Series' shares, pursuant to plans of distribution, regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly at an annual rate of .125% of each of the Series' average daily net assets. The distributors pay various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers. The Fund also compensates PSI for its expenses as distributor of the Short-Intermediate Term Series. The Short-Intermediate Term Series entered into a distribution agreement and a plan of distribution pursuant to which it pays PSI a fee, accrued daily and payable monthly, at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan. Distribution expenses include commission credits to PSI branch offices for payments of commissions and account servicing fees to financial advisers and an allocation on account of overhead and other distribution-related expenses, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of Series shares. In addition, PSI pays other broker-dealers, including Pruco, an affiliated broker-dealer, for account servicing fees and other expenses incurred by such broker-dealers in distributing these shares. PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended November 30, 1996, the Fund incurred fees of approximately $1,060,000, $200,000, and $128,000, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the year ended November 30, 1996 were $260,921,363 and $267,876,070, respectively.
For the Short-Intermediate Term Series, the cost basis of investments for federal income tax purposes was 196,626,252 and, accordingly, as of November 30, 1996, net unrealized appreciation of investments for federal income tax purposes was $2,324,174 (gross unrealized appreciation $2,510,363; gross unrealized depreciation--$186,189).
For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 1996 of approximately $52,844,000 of which $19,180,000 expires in 1997, $6,864,000 expires in 1998, $4,746,000 expires in 1999, $3,422,000 expires in 2001, $16,699,000 expires in 2002 and
$1,933,000 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 1996, approximately $11,426,000 of the capital loss carryforward expired unused.
------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1996, the Short-Intermediate Term Series had a 0.35% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $3,030,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., 5.68%, in the principal amount of $280,000,000, repurchase price $280,132,533, due 12/2/96. The value of the collateral including accrued interest was $285,853,687.
CS First Boston Corp., 5.68%, in the principal amount of $280,000,000, repurchase price $280,132,533, due 12/2/96. The value of the collateral including accrued interest was $290,562,688.
J.P. Morgan Securities, Inc., 5.65%, in the principal amount of $34,809,000, repurchase price $34,825,389, due 12/2/96. The value of the collateral including accrued interest was $35,526,121.
Smith Barney, Inc., 5.68%, in the principal amount of $280,000,000, repurchase price $280,132,533, due 12/2/96. The value of the collateral including accrued interest was $286,599,817.
------------------------------------------------------------
NOTE 6. CAPITAL
Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value. Transactions in shares of beneficial interest for the Short-Intermediate Term Series for the fiscal years ended November 30, 1995 and 1996 were as follows:

                                     YEAR ENDED NOVEMBER 30,
                                   ---------------------------
                                      1996            1995
                                   -----------    ------------
   Shares sold..................    3,978,671       4,167,583*
   Shares issued in reinvestment
     of dividends and
     distributions..............      749,149         809,302
   Shares reacquired............   (7,501,561 )    (9,498,358)
                                   -----------    ------------
   Net decrease.................   (2,773,741 )    (4,521,473)
                                   -----------    ------------
                                   -----------    ------------

* Includes 2,889,065 shares issued for the acquisition of the Prudential Adjustable Rate Securities Fund, Inc.
Effective March 1, 1996 the Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
Transactions in shares of beneficial interest for the Money Market Series for the period ended November 30, 1996 were as follows:

                                                  YEAR ENDED
                                                 NOVEMBER 30,
                                                     1996
                                                ---------------
Class A
----------------------------------------------
Shares sold...................................    1,686,769,968
Shares issued in reinvestment of dividends and
  distributions...............................       26,286,366
Shares reacquired.............................   (1,746,670,530)
                                                ---------------
Net decrease in shares outstanding before
  conversion..................................      (33,614,196)
Shares reacquired upon conversion into
  Class Z.....................................      (12,456,848)
                                                ---------------
Net decrease in shares outstanding............      (46,071,044)
                                                ---------------
                                                ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                 MARCH 1, 1996
                                                    THROUGH
                                                 NOVEMBER 30,
                                                     1996
                                                ---------------
Class Z
----------------------------------------------
Shares sold...................................        1,356,651
Shares issued in reinvestment of dividends and
  distributions...............................           33,919
Shares reacquired.............................      (13,847,214)
                                                ---------------
Net decrease in shares outstanding before
  conversion..................................      (12,456,644)
Shares issued upon conversion from Class A....       12,456,848
                                                ---------------
Net increase in shares outstanding............              204
                                                ---------------
                                                ---------------

--------------------------------------------------------------------------------

                                      PRUDENTIAL GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS                  MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                                          CLASS Z
                                                              CLASS A                                 ---------------
                                   --------------------------------------------------------------        MARCH 1,
                                                                                                          1996(B)
                                                      YEAR ENDED NOVEMBER 30,                             THROUGH
                                   --------------------------------------------------------------      NOVEMBER 30,
                                     1996         1995         1994         1993          1992             1996
                                   --------     --------     --------     --------     ----------     ---------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................    $  1.000     $  1.000     $  1.000     $  1.000     $    1.000       $     1.000
Net investment income..........       0.046        0.052        0.033        0.026          0.035             0.038
Dividends from net investment
  income.......................      (0.046)      (0.052)      (0.033)      (0.026)        (0.035)           (0.038)
                                   --------     --------     --------     --------     ----------     ---------------
Net asset value, end of
  period.......................    $  1.000     $  1.000     $  1.000     $  1.000     $    1.000       $     1.000
                                   --------     --------     --------     --------     ----------     ---------------
                                   --------     --------     --------     --------     ----------     ---------------
TOTAL RETURN(a):...............        4.74%        5.20%        3.29%        2.62%          3.57%             3.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................    $552,123     $598,194     $637,343     $919,503     $1,026,187       $       204(c)
Average net assets (000).......    $589,147     $597,599     $732,867     $950,988     $1,113,759       $     1,962
Ratios to average net assets:
   Expenses, including
      distribution fees........        0.86%        0.78%        0.77%        0.72%          0.72%             0.68%(d)
   Expenses, excluding
      distribution fees........        0.73%        0.65%        0.64%        0.59%          0.60%             0.68%(d)
   Net investment income.......        4.63%        5.15%        3.19%        2.56%          3.42%             4.68%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS                 SHORT-INTERMEDIATE TERM SERIES
--------------------------------------------------------------------------------

                                                      YEAR ENDED NOVEMBER 30,
                                   --------------------------------------------------------------
                                     1996         1995         1994         1993          1992
                                   --------     --------     --------     --------     ----------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   year........................    $   9.74     $   9.17     $  10.06     $   9.97     $    10.00
                                   --------     --------     --------     --------     ----------
INCOME FROM INVESTMENT
   OPERATIONS
Net investment income..........        0.51         0.56         0.64         0.69           0.75
Net realized and unrealized
   gain (loss) on investment
   transactions................       (0.01)        0.55        (0.89)        0.11          (0.03)
                                   --------     --------     --------     --------     ----------
   Total from investment
      operations...............        0.50         1.11        (0.25)        0.80           0.72
                                   --------     --------     --------     --------     ----------
LESS DISTRIBUTIONS
Dividends from net investment
   income......................       (0.54)       (0.54)       (0.52)       (0.69)         (0.75)
Tax return of capital
   distribution................          --           --        (0.12)       (0.02)            --
                                   --------     --------     --------     --------     ----------
Total distributions............       (0.54)       (0.54)       (0.64)       (0.71)         (0.75)
                                   --------     --------     --------     --------     ----------
Net asset value, end of year...    $   9.70     $   9.74     $   9.17     $  10.06     $     9.97
                                   --------     --------     --------     --------     ----------
                                   --------     --------     --------     --------     ----------
TOTAL RETURN(a):...............        5.34%       12.37%       (2.58)%       8.26%          7.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
   (000).......................    $185,235     $212,996     $241,980     $347,944     $  303,451
Average net assets (000).......    $186,567     $209,521     $307,382     $321,538     $  294,388
Ratios to average net assets:
   Expenses, including
      distribution fees........        1.01%        0.95%        0.84%        0.80%          0.79%
   Expenses, excluding
      distribution fees........        0.79%        0.75%        0.63%        0.59%          0.58%
   Net investment income.......        5.99%        5.82%        5.48%        6.80%          7.47%
Portfolio turnover rate........         132%         217%         431%          44%            60%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS                   U.S. TREASURY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                     YEAR ENDED NOVEMBER 30,
                                   ------------------------------------------------------------
                                     1996         1995         1994         1993         1992
                                   --------     --------     --------     --------     --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year.........................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
Net investment income..........       0.046        0.050        0.033        0.025        0.034
Dividends from net investment
  income.......................      (0.046)      (0.050)      (0.033)      (0.025)      (0.034)
                                   --------     --------     --------     --------     --------
Net asset value, end of year...    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                   --------     --------     --------     --------     --------
                                   --------     --------     --------     --------     --------
TOTAL RETURN(a)................        4.75%        5.08%        3.31%        2.54%        3.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000)........................    $305,330     $339,334     $293,984     $284,978     $233,600
Average net assets (000).......    $393,060     $345,369     $308,454     $273,313     $263,459
Ratios to average net assets:
   Expenses, including
      distribution fees........        0.63%        0.62%        0.62%        0.66%        0.66%
   Expenses, excluding
      distribution fees........        0.51%        0.50%        0.50%        0.53%        0.54%
   Net investment income.......        4.57%        5.01%        3.21%        2.49%        3.29%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Government Securities Trust:
In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the ``Fund'') at November 30, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 24, 1997
--------------------------------------------------------------------------------

SUPPLEMENTAL PROXY INFORMATION     PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Government Securities Trust was held on October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)        To elect the following twelve Trustees:
                * Edward D. Beach
                * Eugene C. Dorsey
                * Delayne Dedrick Gold
                * Rober F. Gunia
                * Harry A. Jacobs, Jr.
                * Donald D. Lennox
                * Mendel A. Melzer
                * Thomas T. Mooney
                * Thomas H. O'Brien
                * Richard A. Redeker
                * Nancy H. Teeters
                * Louis A. Weil, III

(2) To ratify the selection by the Trustees of Price Waterhouse LLP as independent accountants for the fiscal year ending November 30, 1996.

(3) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

    The results of the proxy solicitation on the above matters were as follows:


       TRUSTEE/AUDITOR        VOTES FOR    VOTES AGAINST   VOTES WITHHELD   ABSTENTIONS
      -----------------       ---------    -------------   --------------   ------------
(1)  Edward D. Beach          819,618,690       -          10,910,309            -
     Eugene C. Dorsey         819,857,069       -          10,671,930            -
     Delayne Dedrick Gold     819,850,177       -          10,678,822            -
     Rober F. Gunia           820,076,407       -          10,452,592            -
     Harry A. Jacobs, Jr.     819,644,345       -          10,844,654            -
     Donald D. Lennox         819,099,608       -          11,429,391            -
     Mendel A. Melzer         819,898,513       -          10,630,486            -
     Thomas T. Mooney         820,018,906       -          10,510,093            -
     Thomas H. O'Brien        819,616,848       -          10,912,151            -
     Richard A. Redeker       819,918,621       -          10,610,378            -
     Nancy H. Teeters         819,997,034       -          10,531,965            -
     Louis A. Weil, III       819,872,026       -          10,656,973            -

(2)  Price Waterhouse LLP     818,409,971   3,492,806          -             8,626,222

(3) There was no other business voted upon at the Annual Meeting of Shareholders.


                                   APPENDIX I
                         GENERAL INVESTMENT INFORMATION


    The following terms are used in mutual fund investing.

Asset Allocation

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal (s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

    Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

Power of Compounding

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                     APPENDIX II HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    The following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

                          Value of $1.00 invested on 1/1/26
                                  through 12/31/96.

                              Small Stocks--$4,495.99
                              Common Stocks--$1,370.95
                              Long-Term Bonds--$33.73
                              Treasury Bills--$13.54
                              Inflation--$8.87

Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvesting any gains. Bond returns are due mainly to reinvesting interest.
Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price inoex (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield corporate bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Trust Expenses" in each Series' prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


            Historical Total Returns of Different Bond Market Sectors

Year                  '87     '88     '89    '90    '91    '92    '93    '94    '95
U.S. Treasury
 Bonds                2.0%    7.0%    14.4%   8.5%   15.3%  7.2%   10.7%  -3.4%  18.4%
Mortgage Securities   4.3%    8.7%    15.4%   10.7%  15.7%  7.0%    6.8%  -1.6%  16.8%
U.S. Corporate Bonds  2.6%    9.2%    14.1%    7.1%  18.5%  8.7%   12.2%  -3.9%  22.3%
U.S. High Yield
 Corporate Bonds      5.0%    12.5%    0.8%   -9.6%  46.2% 15.8%   17.1%  -1.0%  19.2%
World Government
 Bonds               35.2%     2.3%   -3.4%   15.3%  16.2%  4.8%   15.1%   6.0%  19.6%
Difference Between
 highest and lowest
 return in percent   33.2     10.2    18.8    24.9   30.9  11.0    10.3    9.9    5.5


1LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15 and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

(left column)

This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.

                                     Hong Kong--23.8%
                                     Belgium--20.7%
                                     Sweden--19.4%
                                     Netherland--19.3%
                                     Spain--17.9%
                                     Switzerland--17.1%
                                     France--15.3%
                                     U.K.--15.0%
                                     U.S.--14.8%
                                     Japan--12.8%
                                     Austria--10.9%
                                     Germany--18.7%

Source: Morgan Stanley Capital International (MSCI). Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

(right column)

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                     Capital Appreciation and
                                  Reinvesting Dividends--$186,208

                                     Capital Appreciation Only --$66,913

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future perfomnance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                     WORLD STOCK MARKET
                                  CAPITALIZATION BY REGION
                                  World Total: $9.2 Trillion
                                  Canada 2.2%
                                  U.S. 40.8%
                                  Pacific Basin 28.7%
                                  Europe 28.3%




Source: Morgan Stanley Capital Intemational, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudenbal Mutual Fund.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


                                     LONG U.S. TREASURY
                                     BOND YIELD IN
                                     PERCENT (1926-1995)
                                         [GRAPH]

                                       1925 -- 3.74%
                                       1935 -- 2.76%
                                       1945 -- 1.99%
                                       1955 -- 2.95%
                                       1965 -- 4.50%
                                       1975 -- 8.05%
                                       1985 -- 9.56%
                                       1995 -- 6.03%


-------------------
Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be constnued to represent the yields of any Prudential Mutual Fund.

    The following chart, although not relevant to share ownership in the Trust, may provide useful information about the effects of a hypothetical investment diversified over different assets portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed one-third U.S. stock (S&P 500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.




                  The Range of Annual Total Returns for
                  Major Stock & Bond Indices Over the
                  Past 20 Years (12/31/75-12/31/95)*

                 "Best Return Zone"
                  With a Diversified Blend
                  1/3 S&P 500 Index
                  1/3 EAFE Index
                  1/3 Lehman Aggregate Index= 0%-30%

                  S&P 500 = -7.2%  - 37.6%
                  EAFE    = -23.2% - 69.9%
                  Lehman  = - 2.9% - 32.6%
                  Aggregate


--------------------
*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (UNA). Past perfomance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securites, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

               APPENDIX III-INFORMATION RELATING TO THE PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Trust-Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Trust.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide-one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

    Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31,1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

    Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.2

    Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

    Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    Prudential Mutual Fund Management is one of the sixteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers wno manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

--------------------
1Prudential Investment, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

2As of December 31, 1994.

                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Warrants and USA Today.

    Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchased.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecaster to Women's Wear Daily-to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    Trading Data4 On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.5 Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.6


    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.


------------------
3As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

4Trading data represents average daily transactions for portfolios of the Prudenbal Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

5Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Govemment, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Govemment and Mortgage Funds.

6As of December 31. 1994.


                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.7

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In  1995,  Prudential   Securities'  equity  research  team  ranked  8th  in
Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities, analysts were ranked as first-team finishers.8

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSFinancial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------
7As of December 31, 1994.

8On an annual basis, Institutional Investor magazine surveys, more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taxing the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2.000 institutions and a group of European and Asian institutions.


                                     III-3

Portfolio Managers' Report

Short-term interest rates -- and therefore intermediate-term bond returns -- seesawed over much of the past 12 months as financial markets were buffeted by conflicting news which alternately showed the U.S. economy strengthening or weakening. When all was said and done, money market funds and short- to intermediate-term bond funds ended the reporting period posting attractive, if somewhat lower, returns than a year earlier.

Part of the reason for this fluctuation was that market opinion about the course of interest rates changed over the past six months. When we reported to you in May, investors were speculating that the Federal Reserve would soon raise the Federal Funds rate (what banks charge each other for overnight loans) to head-off inflation. Analysts now expect the Federal Funds rate to remain at 5.25% for most of the first quarter of 1997. Money market yields, which rose earlier in the summer, began declining in the fall, reflecting this change in market sentiment.

Bonds, which had posted near-record returns in 1995, lost some of their gains from February through April as investors started to anticipate rising inflation and higher interest rates and sold their positions. Since late May, however, bond prices rebounded.

Why the turnaround? Higher inflation never materialized. The Consumer Price Index (CPI), excluding volatile food and energy prices, remained fairly benign throughout the period. October's CPI, for example, rose only 0.2% for an inflation rate of less than 3% a year. The economy also slowed. Gross Domestic Product (GDP), the total value of goods and services produced by the nation and a widely used barometer for economic growth, fell to 2.1% in the third quarter, which was less than half of what it was in the second quarter. With inflation behaving itself, and the economy slowing, there was no reason for the Federal Reserve to raise interest rates.

Money Market Series
The Money Market Series' seven-day current yield on November 30, 1996 was 4.62%, which compares to 4.45% last May and 5.13% of a year ago. The Series' yield was lower than the 4.67% returned by the average government money fund tracked by IBC Financial Data.

U.S. Treasury Money Market Series
The U.S. Treasury Money Market Series' seven-day current yield was 4.57% on November 30, 1996 compared to 4.45% last May and 4.99% of a year ago. The Series' yield was lower when compared to 4.62% for similar U.S. Treasury money funds measured by IBC Financial Data.

Short-Intermediate Term Series
The Short-Intermediate Term Series' 30-day yield on November 30, 1996 was 5.60%, which finished the reporting period ahead of the average of 5.28% for similar funds in the Lipper Analytical Services short/intermediate U.S. government fund average.

                            How Investments Compared.
                                (As of 11/30/96)

                                     (CHART)

                             U.S.       General       General        U.S.
                            Growth       Bond        Muni Debt     Taxable
                            Funds        Funds         Funds     Money Funds

12-Month Total Returns      21.11%       5.11%         4.91%        4.87%
20-Year Average Annual
   Total Returns            14.96%       7.69%         7.12%        7.51%


Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Money Market Series
The Money Market Series seeks high current income, preservation of capital and maintenance of liquidity from a portfolio of money market securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. There can be no assurance that the Fund will achieve its investment objective.

                          7-Day      Weighted     Net Asset
                         Current   Avg.Maturity     Value        Total Net
                          Yield*       (WAM)        (NAV)          Assets
Performance
As of
11/30/96

Money Market Series        4.62%        48 days      $1         $552.1 million

IBC Financial Data
Money Fund Average**       4.67         47 days      $1              N/A

* Yields will fluctuate from time to time and past performance is not indicative of future results.

** This is the average 7-day current yield, WAM and NAV of 113 funds in IBC's Money Fund Average/U.S. Government Category for the week ended November 26, 1996.

An investment in the Series is neither insured nor guaranteed by the U.S. government and there can be no assurance the Series will be able to maintain a stable net asset value of $1 per share.

A Steady Course.
Our strategy changed in tandem with overall market sentiment since our last report in May. We've moved from investing in a mixture of short- (one month and less) and long-term (12- to 13-month) securities to investing the majority of our new assets in shorter term securities.

We favored shorter term securities because longer term securities no longer offered much more in the way of yield. As the reporting period ended, we held 57.9% of your Series in securities of three months or less. Our weighted average maturity (WAM) was 48 days on November 30, 1996 compared to 47 days for the average money fund.

The days of seesawing market opinion appear to be over. We believe that the Federal Reserve will probably leave interest rates alone into early 1997. Accordingly, we will keep the Series in a neutral position until it becomes apparent that the central bank will have to move.

U.S. Treasury Money Market Series
The U.S. Treasury Money Market Series seeks high current income consistent with the preservation of capital and maintenance of liquidity from a portfolio of U.S. Treasury obligations with maturities of 13 months or less. There can be no assurance that the Series will achieve its investment objective.

                          7-Day      Weighted     Net Asset
                         Current   Avg.Maturity     Value        Total Net
                         Yield*       (WAM)         (NAV)          Assets
Performance
As of
11/30/96

U.S. Treasury Series       4.57%       64 days       $1         $305.3 million

IBC Financial Data
100% U.S. Treasury
Money Fund Average**       4.62        61 days       $1              N/A

* Yields will fluctuate from time to time and past performance is not indicative of future results.

** This is the average 7-day current yield, WAM and NAV of 35 funds in the IBC 100% U.S. Treasury Money Fund Average for the week ended November 26, 1996.

An investment in the Series is neither insured nor guaranteed by the U.S. government and there can be no assurance the Series will be able to maintain a stable net asset value of $1 per share.

We Were Flexible.
Yields for the U.S. Treasury Series are usually lower than other money market funds because all of the securities we hold are backed by the full faith and credit of the U.S. government and thus carry less credit risk.

Like the Money Market Series, our strategy changed over the past six months. And we've adopted a more active investment strategy by investing new assets in shorter term (three months or less) securities. Overall, the Series was considered relatively neutral to slightly long when compared to the weighted average maturity (WAM) of the average U.S. Treasury money market tracked by IBC. On November 30, 1996, for example, our WAM was 64 days, compared to 61 days for the average U.S. Treasury money fund.

While we do not believe the Federal Reserve will move rates anytime soon, we are positioned to respond quickly should market sentiment change.

Short-Intermediate Term Series
The Short-Intermediate Term Series invests at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As much as 35% of Series' assets may be invested in mortgage backed or asset backed securities as well as corporate debt. The dollar-weighted average maturity of the Series will be more than two, but less than five years. There can be no assurance that the Series will achieve its investment objective.

                           One        Five          Ten            Since
                          Year       Years         Years         Inception**
Cumulative
Total Returns*
As of
11/30/96

Short-Intermediate
Term Series                5.3%       34.1%        93.5%          223.1%

Lipper Short/Intermediate
U.S. Government
Fund Average***            4.9        33.6         98.9           222.9

                           One        Five          Ten            Since
                          Year       Years         Years         Inception**
Average
Annual
Total Returns*
As of
12/31/96

Short-Intermediate
Term Series                4.0%       5.5%          6.9%          8.5%


                                Dividends & Yields
                                  As of 11/30/96

                         Total Dividends               30-Day
                        Paid for 12 Mos.              SEC Yield
                          $0.54                         5.60%

Past performance is not indicative of future returns. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more less than their original cost.

* Source: Prudential Mutual Fund Management and Lipper Analytical Services. Shares of this Series are sold without an initial or contingent deferred sales charge.

** Inception date: 9/13/82.

*** These are the average returns of 89   funds in the Lipper Short/
Intermediate U.S. Government Fund category for one year, 34 funds for five years, eight funds for 10 years and two funds since inception as determined by Lipper Analytical Services.

Bears Retreat, For Now.
When we last reported to you six months ago, bears were on a rampage. These worried investors read signs of a strengthening economy as a warning of bad inflationary pressures to come (not to mention higher short-term interest rates), and sold their securities, driving prices down and yields up. The yield on a five-year Treasury note, for example, rose 130 basis points (a basis point is 1/100th of a percentage point) to 6.4% on May 21, 1996 from 5.1% on February 13, 1996. All investors lost some of the capital appreciation realized from 1995 as yields rose and bond prices fell.

But then the short- to intermediate-term bond market started to rebound -- thanks to moderating economic growth and continued low inflation -- forcing the bears to grudgingly give ground. A flurry of good news fueled the comeback including:

- Moderating Growth. GDP moderated in the third quarter to 2.2% -- down from the worrisome 3.4% growth rate for the first six months of the year, which economists believed could generate higher inflation.

- Shrinking Federal Deficit. The federal deficit was lower than projected. This meant fewer Treasury bonds were sold, increasing demand for existing supply and pushing prices up.

- More Savings. Personal savings, which bottomed at 3.6% of disposal income in April, grew to 5.3% by the end of June. This meant consumers were spending less, braking the economy.

Thus inflation, a bond investor's worst enemy, remained fairly benign rising at an annual rate of about 3%. In addition, the Federal Reserve kept the Federal Funds rate at 5.25%, where it has stood since January. Bottom line: Bond prices have stabilized and recovered with the yield on a 5-year Treasury declining 50 basis points to 5.9% on November 19, 1996 compared to 6.4% on May 21.

As you may recall, we maintained a higher cash position earlier this year because we did not believe the returns offered in the two- to five-year bond range were attractive enough to offset their interest rate risk. This tactic helped us weather the price declines of February through April. Since May, however, we actively reinvested our cash position in attractive issues at the longer end of the yield curve. Our duration was 2.8 years on November 30, 1996. To increase yield we bought federal agencies debt, asset backed securities, and mortgage backed securities with higher coupons.
-------------------------------------------------------------------------------
                                                                              1

Looking Ahead.

The seesawing rates in the money market and short- to intermediate-term bond markets appear to have steadied for now. We believe the U.S. economy is on track for slow, steady and non-inflationary growth into the first quarter of 1997. If we're right, then the Federal Reserve will have little reason to raise -- or lower -- short-term interest rates. Given this scenario, our money market and bond funds will continue to pursue their present strategies of investing in attractive securities while maintaining the flexibility to respond should interest rates begin to move.

  (PHOTO)                                   (PHOTO)
/s/ Bernard D. Whitsett, II               /s/ Barbara L. Kenworthy
Bernard D. Whitsett, II                   Barbars L. Kenworthy
Portfolio Manager                         Portfolio Manager
Money Market Series &                     Short-Intermediate Term Series
U.S. Treasury Money Market Series
-------------------------------------------------------------------------------
2

President's Letter                                      January 1, 1997
(PHOTO)

Dear Shareholder:

For many investors, 1996 may well be the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones Industrial Average passed 6500 -- only weeks after breaking the 6000 mark in mid-October. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.

This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.

Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered Representative can help you:

- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds (foreign & domestic) and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.

- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable Annuity offers you many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.

- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996. The IRS deadline is April 15, 1997, but it's best to act sooner.

Why not contact your Financial Advisor or Registered Representative today? If you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,

/s/ Richard A. Redeker
Richard A. Redeker
President

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.
-------------------------------------------------------------------------------
                                                                              3

Portfolio of Investments as              PRUDENTIAL GOVERNMENT SECURITIES
of November 30, 1996                     TRUST MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
 ------------------------------------------------------------
Federal Farm Credit Bank--1.9%
  $10,000    5.235%, 3/7/97                         $  9,860,400
      500    5.40%, 4/1/97                               499,601
                                                    ------------
                                                      10,360,001
------------------------------------------------------------
Federal Home Loan Bank--4.6%
    8,500    5.02%, 2/5/97                             8,498,467
    1,000    5.235%, 3/4/97                              986,477
    6,000    5.325%, 3/18/97                           5,999,458
   10,000    5.89%, 7/29/97                            9,993,065
                                                    ------------
                                                      25,477,467
------------------------------------------------------------
Federal Home Loan Mortgage Corporation--1.7%
    9,500    5.33%, 12/2/96                            9,498,593
------------------------------------------------------------
Federal National Mortgage Association--30.4%
    2,000    8.20%, 12/23/96                           2,003,266
    6,000    5.23%, 1/28/97                            5,949,443
    6,500    5.23%, 3/27/97                            6,390,461
   18,000    5.30%, 4/4/97                            17,671,400
    8,000    5.48%, 4/24/97                            7,997,979
   15,000    5.205%, 4/29/97, F.R.N.                  14,993,679
   19,750    5.71%, 5/20/97                           19,740,642
   49,000    5.36%, 8/1/97, F.R.N.                    48,985,773
    9,805    5.36%, 8/22/97, F.R.N.                    9,800,850
    5,000    5.64%, 9/3/97                             4,983,665
   29,425    5.36%, 11/14/97, F.R.N.                  29,410,973
                                                    ------------
                                                     167,928,131
------------------------------------------------------------
Student Loan Marketing Association--3.3%
   18,000    7.56%, 12/9/96                           18,007,705
------------------------------------------------------------
Tennessee Valley Authority--0.2%
    1,000    6.00%, 1/15/97                            1,000,000
United States Treasury Notes--10.1%
  $10,000    6.875%, 2/28/97                        $ 10,040,747
   29,500    6.50%, 5/15/97                           29,636,433
    2,000    6.125%, 5/31/97                           2,002,979
   13,910    6.50%, 8/15/97                           13,967,985
                                                    ------------
                                                      55,648,144
------------------------------------------------------------
Repurchase Agreements(a)--47.9%
   54,367    Bear Stearns & Co., 5.37%, dated
                11/26/96, due 12/03/96 in the
                amount of $54,423,768 (cost
                $54,367,000; the value of the
                collateral including accrued
                interest is $55,659,688)              54,367,000
   25,000    Merrill Lynch, 5.37%, dated
                11/26/96, due 12/03/96 in the
                amount of $25,026,104 (cost
                $25,000,000; the value of the
                collateral including accrued
                interest is $25,502,384)              25,000,000
    8,118    Morgan Stanley & Co., 5.32%, dated
                11/25/96, due 12/02/96 in the
                amount of $8,126,398 (cost
                $8,118,000; the value of the
                collateral including accrued
                interest is $8,392,804)                8,118,000
   26,500    Morgan Stanley & Co., 5.38%, dated
                11/27/96, due 12/04/96 in the
                amount of $26,527,722 (cost
                $26,500,000; the value of the
                collateral including accrued
                interest is $27,397,057)              26,500,000
      500    Morgan Stanley & Co., 5.29%, dated
                11/07/96, due 12/06/96 in the
                amount of $502,131 (cost
                $500,000; the value of the
                collateral including accrued
                interest is $516,926)                    500,000

--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

Portfolio of Investments as              PRUDENTIAL GOVERNMENT SECURITIES
of November 30, 1996                     TRUST MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
 ------------------------------------------------------------
Repurchase Agreements(a) (cont'd.)
  $21,000    Morgan Stanley & Co., 5.32%, dated
                11/19/96, due 12/12/96 in the
                amount of $21,071,377 (cost
                $21,000,000; the value of the
                collateral including accrued
                interest is $21,710,875)            $ 21,000,000
   56,000    Nomura Securities International
                Inc., 5.43%, dated 11/27/96, due
                12/02/96 in the amount of
                $56,042,233 (cost $56,000,000;
                the value of the collateral
                including accrued interest is
                $57,121,929)                          56,000,000
    5,764    Smith Barney Inc., 5.40%, dated
                11/27/96, due 12/04/96 in the
                amount of $5,783,021 (cost
                $5,764,000; the value of the
                collateral including accrued
                interest is $5,879,280)                5,764,000
    9,000    Smith Barney Inc., 5.32%, dated
                11/04/96, due 12/05/96 in the
                amount of $9,041,230 (cost
                $9,000,000; the value of the
                collateral including accrued
                interest is $9,180,000)                9,000,000
   11,000    Smith Barney Inc., 5.31%, dated
                11/12/96, due 12/16/96 in the
                amount of $11,055,165 (cost
                $11,000,000; the value of the
                collateral including accrued
                interest is $11,220,000)              11,000,000
   13,000    Smith Barney Inc., 5.33%, dated
                11/27/96, due 12/30/96 in the
                amount of $13,063,516 (cost
                $13,000,000; the value of the
                collateral including accrued
                interest is $13,260,000)              13,000,000
  $34,522    UBS Securities Inc., 5.75%, dated
                11/29/96, due 12/03/96 in the
                amount of $34,544,056 (cost
                $34,522,000; the value of the
                collateral including accrued
                interest is $35,212,622)            $ 34,522,000
                                                    ------------
                                                     264,771,000
------------------------------------------------------------
Total Investments--100.1%
             (amortized cost $552,691,041(b))        552,691,041
             Liabilities in excess of other
                assets--(0.1%)                          (568,298)
                                                    ------------
             Net Assets--100%                       $552,122,743
                                                    ------------
                                                    ------------

---------------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1996.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

Portfolio of Investments as              PRUDENTIAL GOVERNMENT SECURITIES TRUST
of November 30, 1996                     SHORT-INTERMEDIATE TERM SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--100.7%
------------------------------------------------------------
Asset-Backed--13.5%
              Daimler Benz Vehicle Trust
  $10,000     5.85%, 7/20/03                        $ 10,003,125
              Ford Credit Auto Lease Trust
   10,000     5.80%, 5/15/99                          10,000,000
              Main Place Funding Corporation
    5,000     5.585%, 7/17/98, F.R.N.                  5,000,000
                                                    ------------
                                                      25,003,125
------------------------------------------------------------
Collateralized Mortgage Obligations--10.2%
              GMAC Commercial Mortgage Security
   10,088     6.79%, 9/15/03, Series 96               10,138,671
              Resolution Trust Corporation
    3,732     6.593%, 12/25/20, CMO, Series 1992       3,749,691
              Structured Asset Securities Corp.
    5,000     6.759%, 2/25/28, CMO, Series 1996        5,040,625
                                                    ------------
                                                      18,928,987
------------------------------------------------------------
Federal Home Loan Mortgage Corporation--11.4%
   15,000     6.45%, 6/4/99                           15,133,650
    5,787     7.831%, 8/1/24, ARMS                     5,984,238
                                                    ------------
                                                      21,117,888
------------------------------------------------------------
Federal National Mortgage Association--20.3%
    4,242     7.435%, 8/1/06                           4,493,627
    8,471     7.445%, 8/1/06                           8,979,414
    8,648     7.50%, 10/1/06                           9,185,877
   14,500     8.00%, 1/1/99 - 12/01/99                14,949,775
                                                    ------------
                                                      37,608,693
------------------------------------------------------------
Government National Mortgage Association--17.5%
    7,422     9.00%, 6/15/98 - 9/15/09                 7,775,759
    9,541     8.00%, 6/15/23 - 12/15/24                9,916,273
   14,493     7.50%, 10/15/25 - 1/15/26               14,712,536
                                                    ------------
                                                      32,404,568
United States Treasury Notes--27.8%
  $11,000(a)  7.375%, 11/15/97                      $ 11,190,740
   20,000(a)  8.25%, 7/15/98                          20,828,200
    1,000(a)  6.00%, 8/15/99                           1,008,280
   15,000(a)  6.375%, 9/30/01                         15,330,450
    3,000(a)  6.50%, 8/15/05                           3,091,410
                                                    ------------
                                                      51,449,080
                                                    ------------
              Total long-term investments
                 (cost $184,182,201)                 186,512,341
SHORT-TERM INVESTMENTS--6.7%
------------------------------------------------------------
Commercial Paper--5.1%
              Kerr-McGee Credit Corporation
    2,008     5.40%, 12/12/96                          2,004,687
              Tyson Foods
    7,420     5.37%, 12/16/96                          7,403,398
                                                    ------------
              (cost $9,408,085)                        9,408,085
                                                    ------------
Repurchase Agreement--1.6%
    3,030     Joint Repurchase Agreement Account,
                 5.68%, 12/2/96
                 (cost $3,030,000; Note 5)             3,030,000
                                                    ------------
              Total short-term investments
                 (cost $12,438,085)                   12,438,085
                                                    ------------
------------------------------------------------------------
Total Investments--107.4%
              (cost $196,620,286; Note 4)            198,950,426
              Liabilities in excess of other
                 assets--(7.4%)                      (13,715,761)
                                                    ------------
              Net Assets--100%                      $185,234,665
                                                    ------------
                                                    ------------

---------------
(a) Asset segregated for dollar rolls.
ARMS--Adjustable Rate Mortgage Security. The interest rate reflected is the rate in effect at November 30, 1996.
CMO--Collateralized Mortgage Obligation.
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1996.
--------------------------------------------------------------------------------
6                                            See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
U.S. TREASURY MONEY MARKET SERIES
Portfolio of Investments as of November 30, 1996
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
United States Treasury Bills--13.6%
   $4,570    5.10%, 12/19/96                        $  4,558,347
    9,945    5.105%, 12/19/96                          9,919,616
    6,814    5.11%, 12/19/96                           6,796,590
    1,755    5.125%, 12/19/96                          1,750,503
    7,005    5.15%, 12/19/96                           6,986,962
    2,200    5.19882%, 12/19/96                        2,194,281
    9,500    5.20%, 12/19/96                           9,475,300
                                                    ------------
                                                      41,681,599
------------------------------------------------------------
United States Treasury Notes--96.6%
   23,243    7.25%, 11/30/96                          23,243,000
  193,268    7.50%, 1/31/97                          193,946,983
   25,000    6.75%, 2/28/97                           25,087,742
   16,842    6.875%, 2/28/97                          16,905,317
   33,000    6.625%, 3/31/97                          33,144,142
    2,510    6.50%, 8/15/97                            2,518,131
                                                    ------------
                                                     294,845,315
------------------------------------------------------------
Total Investments--110.2%
             (amortized cost $336,526,914(a))        336,526,914
             Liabilities in excess of other
                assets--(10.2%)                      (31,197,337)
                                                    ------------
             Net Assets--100%                       $305,329,577
                                                    ------------
                                                    ------------

---------------
(a) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

Statement of Assets and Liabilities
November 30, 1996                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                                      U.S.
                                                                                                                    Treasury
                                                                                   Money            Short-           Money
                                                                                   Market        Intermediate        Market
Assets                                                                             Series        Term Series         Series
                                                                                ------------     ------------     ------------
Investments, at value (cost $552,691,041, $196,620,286 and $336,526,914,
  respectively).............................................................    $552,691,041     $198,950,426     $336,526,914
Cash........................................................................       1,017,178               --            2,698
Interest receivable.........................................................       2,436,225        1,952,188        6,834,430
Receivable for Series shares sold...........................................         534,588           11,927        3,117,887
Deferred expenses and other assets..........................................          13,524            5,011            8,294
                                                                                ------------     ------------     ------------
   Total assets.............................................................     556,692,556      200,919,552      346,490,223
                                                                                ------------     ------------     ------------
Liabilities
Payable for investments purchased...........................................              --       14,904,930       20,316,827
Payable for Series shares reacquired........................................       3,470,713          259,836       20,282,576
Dividends payable...........................................................         435,875          237,163          240,640
Due to Manager..............................................................         182,117           60,970          101,699
Due to Distributors.........................................................          30,542           18,400           16,851
Accrued expenses and other liabilities......................................         450,566          203,588          202,053
                                                                                ------------     ------------     ------------
   Total liabilities........................................................       4,569,813       15,684,887       41,160,646
                                                                                ------------     ------------     ------------
Net Assets..................................................................    $552,122,743     $185,234,665     $305,329,577
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par ($.01 per share)...................    $  5,521,227     $    190,951     $  3,053,296
   Paid-in capital in excess of par.........................................     546,601,516      235,650,778      302,276,281
                                                                                ------------     ------------     ------------
                                                                                 552,122,743      235,841,729      305,329,577
   Distributions in excess of net investment income.........................              --          (86,689)              --
   Accumulated net realized losses..........................................              --      (52,850,515)              --
   Net unrealized appreciation of investments...............................              --        2,330,140               --
                                                                                ------------     ------------     ------------
Net assets, November 30, 1996...............................................    $552,122,743     $185,234,665     $305,329,577
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Shares of beneficial interest issued and outstanding........................     552,122,743       19,095,120      305,329,577
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net asset value.............................................................                            $9.70            $1.00
                                                                                                 ------------     ------------
                                                                                                 ------------     ------------
Class A:
   Net asset value, offering price and redemption price per share
      ($552,122,539 / 552,122,539 shares of common stock issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($204 / 204 shares of common stock issued and outstanding)............           $1.00
                                                                                ------------
                                                                                ------------

--------------------------------------------------------------------------------
 8                                            See Notes to Financial Statements.

Statement of Operations
Year Ended November 30, 1996              PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                    Money            Short-         U.S. Treasury
                                                                                   Market         Intermediate          Money
Net Investment Income                                                              Series         Term Series       Market Series
                                                                                 -----------      ------------      -------------
Income
   Interest.................................................................     $32,326,163      $ 13,065,952       $ 20,531,847
                                                                                 -----------      ------------      -------------
Expenses
   Management fee...........................................................       2,362,419           810,455          1,572,239
   Distribution fee.........................................................         736,434           409,005            491,325
   Transfer agent's fees and expenses.......................................       1,220,000           240,000            151,000
   Custodian's fees and expenses............................................          97,000            22,000             69,000
   Registration fees........................................................         129,000           119,000             35,000
   Reports to shareholders..................................................         445,000           200,000            145,000
   Audit fee................................................................          44,000            39,000             40,000
   Trustees' fees...........................................................          12,000            12,500             12,000
   Insurance expense........................................................          15,300             6,000              5,000
   Legal fees...............................................................           8,000            21,000              7,000
   Amortization of deferred organization expenses...........................              --                --                300
   Miscellaneous............................................................           5,027             9,915              7,717
                                                                                 -----------      ------------      -------------
      Total expenses........................................................       5,074,180         1,888,875          2,535,581
                                                                                 -----------      ------------      -------------
Net investment income.......................................................      27,251,983        11,177,077         17,996,266
                                                                                 -----------      ------------      -------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment transactions.........................          82,865        (1,939,815)           231,117
Net change in unrealized appreciation of investments........................              --           699,817                 --
                                                                                 -----------      ------------      -------------
Net gain (loss) on investments..............................................          82,865        (1,239,998)           231,117
                                                                                 -----------      ------------      -------------
Net Increase in Net Assets Resulting from Operations........................     $27,334,848      $  9,937,079       $ 18,227,383
                                                                                 -----------      ------------      -------------
                                                                                 -----------      ------------      -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       9 -----

Statement of Changes in Net Assets        PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                             Short-                        U.S. Treasury
                                          Money Market                    Intermediate                     Money Market
                                             Series                        Term Series                        Series
                                 -------------------------------   ---------------------------    -------------------------------
                                                                    Year ended November 30,
Increase (Decrease)              ------------------------------------------------------------------------------------------------
in Net Assets                         1996             1995            1996           1995             1996             1995
                                 --------------   --------------   ------------   ------------    --------------   --------------
Operations
   Net investment income.......  $   27,251,983   $   30,759,256   $ 11,177,077   $ 12,199,911    $   17,996,266   $   17,294,732
   Net realized gain (loss) on
      investment
      transactions.............          82,865           39,057     (1,939,815)     7,255,112           231,117          251,743
   Net change in unrealized
      appreciation/depreciation
      of investments...........              --               --        699,817      5,231,521                --               --
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase in net assets
      resulting from
      operations...............      27,334,848       30,798,313      9,937,079     24,686,544        18,227,383       17,546,475
                                 --------------   --------------   ------------   ------------    --------------   --------------
Net equalization debits........              --               --             --       (413,787)               --               --
                                 --------------   --------------   ------------   ------------    --------------   --------------
Dividends and distributions to
   shareholders:
   Dividends to shareholders...     (27,334,848)     (30,798,313)   (11,380,459)   (11,844,750)      (18,227,383)     (17,546,475)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Series share transactions(a)
   Net proceeds from shares
      subscribed...............   1,688,126,619    1,668,939,755     38,324,541     40,102,462(b)  3,788,052,358    2,801,540,919
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      26,320,285       29,404,107      7,194,984      7,611,953        16,677,439       15,973,007
   Cost of shares reacquired...  (1,760,517,744)  (1,737,493,726)   (71,837,916)   (89,126,093)   (3,838,734,554)  (2,772,163,839)
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......     (46,070,840)     (39,149,864)   (26,318,391)   (41,411,678)      (34,004,757)      45,350,087
                                 --------------   --------------   ------------   ------------    --------------   --------------
Total increase (decrease)......     (46,070,840)     (39,149,864)   (27,761,771)   (28,983,671)      (34,004,757)      45,350,087
Net Assets
Beginning of year..............     598,193,583      637,343,447    212,996,436    241,980,107       339,334,334      293,984,247
                                 --------------   --------------   ------------   ------------    --------------   --------------
End of year....................  $  552,122,743   $  598,193,583   $185,234,665   $212,996,436    $  305,329,577   $  339,334,334
                                 --------------   --------------   ------------   ------------    --------------   --------------
                                 --------------   --------------   ------------   ------------    --------------   --------------

---------------
  (a) At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market Series.
  (b) Includes proceeds of $28,023,926 from the acquisition of the Prudential Adjustable Rate Securities Fund, Inc.
--------------------------------------------------------------------------------
10                                            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Prudential Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series; the monies of each series are invested in separate, independently managed portfolios.
------------------------------------------------------------
NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, the Fund's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income.
Effective December 1, 1995, the Short-Intermediate Term Series began accruing income using the effective interest method which includes amortizing discounts and premiums on purchases of portfolio securities as adjustments to income. This method of recording income more closely reflects the economics of holding and disposing of debt instruments. Prior to December 1, 1995 the Short-Intermediate Term Series accrued coupon interest income and original issue discount and accounted for purchased discounts and premiums as capital gains or losses when realized upon disposition of the associated security. The cumulative effect of applying this accounting change was to decrease undistributed net investment income and increase net unrealized appreciation of investments by $797,340. Such accounting change had no effect on net assets or net asset value per share. Dollar Rolls: The Short-Intermediate Term Series enters into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is equal to its obligations in respect of dollar rolls. There were no dollar rolls outstanding as of November 30, 1996.
Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Equalization: Effective December 1, 1995, the Short-Intermediate Term Series discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $1,277,251 of undistributed net investment income at November 30, 1995, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification had no effect on net assets, results of operations, or net asset value per share. Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with A.I.C.P.A. Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Short-Intermediate Term Series, the
--------------------------------------------------------------------------------
                                                                        11 -----

NOTES TO FINANCIAL STATEMENTS             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
effect of applying this statement (including the effect of accounting changes) was to decrease undistributed net investment income by $2,074,591, ($1,277,251 representing discontinuation of the accounting practice of equalization and $797,340 representing a cumulative adjustment for amortizing discounts and premiums on purchases of portfolio securities as adjustments to income), decrease accumulated net realized losses by $2,923,464 ($11,425,628 of which represents expiration of a portion of the capital loss carryforward offset by $8,502,164 of additional accumulated net realized capital losses resulting from the acquisition of Prudential Adjustable Rate Securities Fund, Inc.), decrease paid-in capital in excess of par by $1,646,213 and increase unrealized appreciation by $797,340.
Deferred Organization Expenses: Approximately $49,000 of expenses were incurred in connection with the organization and initial registration of the U.S. Treasury Series and such amount was deferred and amortized over a period of 60 months ended December, 1995.
Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.
The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
NOTE 2. AGREEMENTS
The Fund has a management agreement with Prudential Mutual Fund Management LLC ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PMF is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. ("PMFD"), which acted as the distributor of the shares of the Money
Market Series and the U.S. Treasury Money Market Series through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated ("PSI") assumed these responsibilities. The Fund compensates the distributors for distributing and servicing each of the Series' shares, pursuant to plans of distribution, regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly at an annual rate of .125% of each of the Series' average daily net assets. The distributors pay various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers. The Fund also compensates PSI for its expenses as distributor of the Short-Intermediate Term Series. The Short-Intermediate Term Series entered into a distribution agreement and a plan of distribution pursuant to which it pays PSI a fee, accrued daily and payable monthly, at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan. Distribution expenses include commission credits to PSI branch offices for payments of commissions and account servicing fees to financial advisers and an allocation on account of overhead and other distribution-related expenses, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of Series shares. In addition, PSI pays other broker-dealers, including Pruco, an affiliated broker-dealer, for account servicing fees and other expenses incurred by such broker-dealers in distributing these shares. PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
Prudential Mutual Fund Services, Inc. ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended November 30, 1996, the Fund incurred fees of approximately $1,060,000, $200,000, and $128,000, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
 12

NOTES TO FINANCIAL STATEMENTS             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the year ended November 30, 1996 were $260,921,363 and $267,876,070, respectively.
For the Short-Intermediate Term Series, the cost basis of investments for federal income tax purposes was 196,626,252 and, accordingly, as of November 30, 1996, net unrealized appreciation of investments for federal income tax purposes was $2,324,174 (gross unrealized appreciation $2,510,363; gross unrealized depreciation--$186,189).
For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 1996 of approximately $52,844,000 of which $19,180,000 expires in 1997, $6,864,000 expires in 1998, $4,746,000 expires in 1999, $3,422,000 expires in 2001, $16,699,000 expires in 2002 and
$1,933,000 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 1996, approximately $11,426,000 of the capital loss carryforward expired unused.
------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1996, the Short-Intermediate Term Series had a 0.35% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $3,030,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., 5.68%, in the principal amount of $280,000,000, repurchase price $280,132,533, due 12/2/96. The value of the collateral including accrued interest was $285,853,687.
CS First Boston Corp., 5.68%, in the principal amount of $280,000,000, repurchase price $280,132,533, due 12/2/96. The value of the collateral including accrued interest was $290,562,688.
J.P. Morgan Securities, Inc., 5.65%, in the principal amount of $34,809,000, repurchase price $34,825,389, due 12/2/96. The value of the collateral including accrued interest was $35,526,121.
Smith Barney, Inc., 5.68%, in the principal amount of $280,000,000, repurchase price $280,132,533, due 12/2/96. The value of the collateral including accrued interest was $286,599,817.
------------------------------------------------------------
NOTE 6. CAPITAL
Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value. Transactions in shares of beneficial interest for the Short-Intermediate Term Series for the fiscal years ended November 30, 1995 and 1996 were as follows:

                                     Year ended November 30,
                                   ---------------------------
                                      1996            1995
                                   -----------    ------------
   Shares sold..................    3,978,671       4,167,583*
   Shares issued in reinvestment
     of dividends and
     distributions..............      749,149         809,302
   Shares reacquired............   (7,501,561 )    (9,498,358)
                                   -----------    ------------
   Net decrease.................   (2,773,741 )    (4,521,473)
                                   -----------    ------------
                                   -----------    ------------

* Includes 2,889,065 shares issued for the acquisition of the Prudential Adjustable Rate Securities Fund, Inc.
Effective March 1, 1996 the Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
Transactions in shares of beneficial interest for the Money Market Series for the period ended November 30, 1996 were as follows:

                                                  Year ended
                                                 November 30,
                                                     1996
                                                ---------------
Class A
----------------------------------------------
Shares sold...................................    1,686,769,968
Shares issued in reinvestment of dividends and
  distributions...............................       26,286,366
Shares reacquired.............................   (1,746,670,530)
                                                ---------------
Net decrease in shares outstanding before
  conversion..................................      (33,614,196)
Shares reacquired upon conversion into
  Class Z.....................................      (12,456,848)
                                                ---------------
Net decrease in shares outstanding............      (46,071,044)
                                                ---------------
                                                ---------------

--------------------------------------------------------------------------------
                                                                        13 -----

NOTES TO FINANCIAL STATEMENTS             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                 March 1, 1996
                                                    through
                                                 November 30,
                                                     1996
                                                ---------------
Class Z
----------------------------------------------
Shares sold...................................        1,356,651
Shares issued in reinvestment of dividends and
  distributions...............................           33,919
Shares reacquired.............................      (13,847,214)
                                                ---------------
Net decrease in shares outstanding before
  conversion..................................      (12,456,644)
Shares issued upon conversion from Class A....       12,456,848
                                                ---------------
Net increase in shares outstanding............              204
                                                ---------------
                                                ---------------

--------------------------------------------------------------------------------
14

                                      PRUDENTIAL GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS                  MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                                          Class Z
                                                              Class A                                 ---------------
                                   --------------------------------------------------------------        March 1,
                                                                                                          1996(b)
                                                      Year Ended November 30,                             Through
                                   --------------------------------------------------------------      November 30,
                                     1996         1995         1994         1993          1992             1996
                                   --------     --------     --------     --------     ----------     ---------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................    $  1.000     $  1.000     $  1.000     $  1.000     $    1.000       $     1.000
Net investment income..........       0.046        0.052        0.033        0.026          0.035             0.038
Dividends from net investment
  income.......................      (0.046)      (0.052)      (0.033)      (0.026)        (0.035)           (0.038)
                                   --------     --------     --------     --------     ----------     ---------------
Net asset value, end of
  period.......................    $  1.000     $  1.000     $  1.000     $  1.000     $    1.000       $     1.000
                                   --------     --------     --------     --------     ----------     ---------------
                                   --------     --------     --------     --------     ----------     ---------------
TOTAL RETURN(a):...............        4.74%        5.20%        3.29%        2.62%          3.57%             3.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................    $552,123     $598,194     $637,343     $919,503     $1,026,187       $       204(c)
Average net assets (000).......    $589,147     $597,599     $732,867     $950,988     $1,113,759       $     1,962
Ratios to average net assets:
   Expenses, including
      distribution fees........        0.86%        0.78%        0.77%        0.72%          0.72%             0.68%(d)
   Expenses, excluding
      distribution fees........        0.73%        0.65%        0.64%        0.59%          0.60%             0.68%(d)
   Net investment income.......        4.63%        5.15%        3.19%        2.56%          3.42%             4.68%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      15 -----

                                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS                 SHORT-INTERMEDIATE TERM SERIES
--------------------------------------------------------------------------------

                                                      Year Ended November 30,
                                   --------------------------------------------------------------
                                     1996         1995         1994         1993          1992
                                   --------     --------     --------     --------     ----------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   year........................    $   9.74     $   9.17     $  10.06     $   9.97     $    10.00
                                   --------     --------     --------     --------     ----------
INCOME FROM INVESTMENT
   OPERATIONS
Net investment income..........        0.51         0.56         0.64         0.69           0.75
Net realized and unrealized
   gain (loss) on investment
   transactions................       (0.01)        0.55        (0.89)        0.11          (0.03)
                                   --------     --------     --------     --------     ----------
   Total from investment
      operations...............        0.50         1.11        (0.25)        0.80           0.72
                                   --------     --------     --------     --------     ----------
LESS DISTRIBUTIONS
Dividends from net investment
   income......................       (0.54)       (0.54)       (0.52)       (0.69)         (0.75)
Tax return of capital
   distribution................          --           --        (0.12)       (0.02)            --
                                   --------     --------     --------     --------     ----------
Total distributions............       (0.54)       (0.54)       (0.64)       (0.71)         (0.75)
                                   --------     --------     --------     --------     ----------
Net asset value, end of year...    $   9.70     $   9.74     $   9.17     $  10.06     $     9.97
                                   --------     --------     --------     --------     ----------
                                   --------     --------     --------     --------     ----------
TOTAL RETURN(a):...............        5.34%       12.37%       (2.58)%       8.26%          7.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
   (000).......................    $185,235     $212,996     $241,980     $347,944     $  303,451
Average net assets (000).......    $186,567     $209,521     $307,382     $321,538     $  294,388
Ratios to average net assets:
   Expenses, including
      distribution fees........        1.01%        0.95%        0.84%        0.80%          0.79%
   Expenses, excluding
      distribution fees........        0.79%        0.75%        0.63%        0.59%          0.58%
   Net investment income.......        5.99%        5.82%        5.48%        6.80%          7.47%
Portfolio turnover rate........         132%         217%         431%          44%            60%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
16                                            See Notes to Financial Statements.

                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS                   U.S. TREASURY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                     Year Ended November 30,
                                   ------------------------------------------------------------
                                     1996         1995         1994         1993         1992
                                   --------     --------     --------     --------     --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year.........................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
Net investment income..........       0.046        0.050        0.033        0.025        0.034
Dividends from net investment
  income.......................      (0.046)      (0.050)      (0.033)      (0.025)      (0.034)
                                   --------     --------     --------     --------     --------
Net asset value, end of year...    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                   --------     --------     --------     --------     --------
                                   --------     --------     --------     --------     --------
TOTAL RETURN(a)................        4.75%        5.08%        3.31%        2.54%        3.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000)........................    $305,330     $339,334     $293,984     $284,978     $233,600
Average net assets (000).......    $393,060     $345,369     $308,454     $273,313     $263,459
Ratios to average net assets:
   Expenses, including
      distribution fees........        0.63%        0.62%        0.62%        0.66%        0.66%
   Expenses, excluding
      distribution fees........        0.51%        0.50%        0.50%        0.53%        0.54%
   Net investment income.......        4.57%        5.01%        3.21%        2.49%        3.29%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      17 -----

REPORT OF INDEPENDENT ACCOUNTANTS         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Government Securities Trust:
In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the "Fund") at November 30, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 24, 1997
--------------------------------------------------------------------------------
18

IMPORTANT NOTICE FOR
CERTAIN SHAREHOLDERS                      PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective states' taxing authorities. We are pleased to report that 25% of the dividends paid by the Money Market Series*, 39% of the dividends paid by the Short-Intermediate Term Series* and 100% of the dividends paid by the U.S. Treasury Money Market Series qualify for such deduction.
Shortly after the close of the calendar year ended December 31, 1996, you will be advised as to the federal tax status of the dividends you received in calendar 1996.
For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.
* Due to certain minimum portfolio holding requirements in California, Connecticut, New Jersey and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.
--------------------------------------------------------------------------------
                                                                        19 -----

SUPPLEMENTAL PROXY INFORMATION            PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Government Securities Trust was held on October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)           To elect the following twelve Trustees:
              - Edward D. Beach
              - Eugene C. Dorsey
              - Delayne Dedrick Gold
              - Robert F. Gunia
              - Harry A. Jacobs, Jr.
              - Donald D. Lennox
              - Mendel A. Melzer
              - Thomas T. Mooney
              - Thomas H. O'Brien
              - Richard A. Redeker
              - Nancy H. Teeters
              - Louis A. Weil, III
(2)           To ratify the selection by the Trustees of Price Waterhouse LLP as independent accountants for the fiscal year ending November 30, 1996.
(3)           To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

   The results of the proxy solicitation on the above matters were as follows:

              Trustee/Auditor            Votes for          Votes against         Votes withheld         Abstentions
           ---------------------        ------------        --------------        ---------------        ------------
(1)        Edward D. Beach              819,618,690               --                10,910,309                --
           Eugene C. Dorsey             819,857,069               --                10,671,930                --
           Delayne Dedrick Gold         819,850,177               --                10,678,822                --
           Robert F. Gunia              820,076,407               --                10,452,592                --
           Harry A. Jacobs, Jr.         819,644,345               --                10,884,654                --
           Donald D. Lennox             819,099,608               --                11,429,391                --
           Mendel A. Melzer             819,898,513               --                10,630,486                --
           Thomas T. Mooney             820,018,906               --                10,510,093                --
           Thomas H. O'Brien            819,616,848               --                10,912,151                --
           Richard A. Redeker           819,918,621               --                10,610,378                --
           Nancy H. Teeters             819,997,034               --                10,531,965                --
           Louis A. Weil, III           819,872,026               --                10,656,973                --
(2)        Price Waterhouse LLP         818,409,971           3,492,806                 --                8,626,222
(3)        There was no other business voted upon at the Annual Meeting of Shareholders.

--------------------------------------------------------------------------------
                                                                        20 -----

Comparing A $10,000 Investment.

Prudential Government Securities Trust:
Short-Intermediate Term Series vs. the Lehman
Brothers Intermediate Gov't Bond Index.

// Prudential Gov't Sec Trust: Short-Intermediate Term Series

-  Lehman Bros. Inter. Gov't Bond Index

Average Annual
Total Returns

Without Sales Load
8.6% Since Inception
6.8% for 10 Years
6.0% for 5 Years
5.3% for 1 Year

Best Year: 1986  --  13.5%
   (CHART)
Worst Year: 1994 -- (-2.5%)

(GRAPH)

11-30-86    $10,000
11-30-96    $12,011 Lehman Bros. Inter-Gov't Bond Index
            $19,350 Prudential Gov't Sec. Trust:
            Short-Intermediate Term Series

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The chart above the graph is designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of the Series.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Prudential Government Securities Trust:
Short-Intermediate Term Series with a similar investment in the Lehman Brothers Intermediate Government Bond Index by portraying the account value for 10 years, and subsequent account value at the end of this reporting period (November 30), as measured on a quarterly basis, beginning in 1986. For purposes of the graph, and unless otherwise indicated, in the accompanying table it has been assumed all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested.

The Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 10 years. The index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transactions costs and advisory fees associated with an investment in the Series. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The Index is not the only one that may be used to characterize performance of short-intermediate U.S. government bond funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com
(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Donald D. Lennox
Mendel A. Melzer
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY  10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY  10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

744342106         MF100E
744342205         Cat. #444437V
744342304
744342106

(ICON)

Prudential
Government
Securities
Trust
---------------------------------
Money Market Series
Short-Intermediate Term Series
U.S. Treasury Money Market Series

ANNUAL
REPORT
Nov. 30, 1996
(LOGO)

PORTFOLIO MANAGERS' REPORT

U.S. interest rates fluctuated over the past six months as investors first worried that a vigorous economy could spark higher inflation then cheered when signs of moderating economic growth and subdued inflation surfaced later in the period.

It all started because the U.S. economy expanded at its fastest pace in more than nine years during the first quarter of 1997.
By mid-February, investors began to push up interest rates anticipating that the Federal Reserve would increase the overnight bank lending rate, which it did by a quarter percentage point to 5.5% on March 25, 1997. Yields on money market funds edged higher only to slide in April and May because government reports pointed to slower economic growth and benign inflation in the second quarter. Not surprisingly, the central bank voted to leave short-term interest rates unchanged when monetary policymakers met again in May.

Short- to intermediate-term bond prices were also whipsawed over the past six months as inflation concerns waxed and waned. Inflation is the archenemy of the bond market because it erodes the value of the fixed stream of interest payments and principal received by bondholders. As inflation wary investors pushed up interest rates, prices on older bonds fell because newly issued ones would generally carry higher coupons. Prices began to recover when interest rates tumbled in late April. Needless to say, predicting the direction of interest rates proved very difficult so we refrained from doing so. Instead, we kept the Short-Intermediate Term Series' duration (a measure of sensitivity to interest rate changes) in line with our competition.

MONEY MARKET SERIES
The Money Market Series' seven-day current yield was 4.82% on May 27, 1997 compared to 4.84% for the average U.S. government money market fund tracked by IBC Financial Data. We performed competitively because we sold Treasurys and purchased securities issued by government agencies in order to lock in higher yields as interest rates declined in April and May.

U.S. TREASURY MONEY
MARKET SERIES
The U.S. Treasury Money Market Series' seven-day current yield was 4.97% on May 27,1997, well above the 4.73% for comparable funds as measured by IBC. We took profits on three- and six-month Treasurys then purchased one-month cash management bills (CMBs) for their unusually generous yields along with one-year Treasurys, which increased the Series' weighted average maturity (WAM) and its yield.

SHORT-INTERMEDIATE
TERM SERIES
The Short-Intermediate Term Series' 30-day yield was 5.82% for the period ended May 31, 1997 compared to 5.78% for similar funds tracked by Lipper Analytical Services.


HOW INVESTMENTS COMPARED.
    (As of 5/31/97)
        (GRAPH)

                             U.S.       General       General        U.S.
                            Growth       Bond        Muni Debt     Taxable
                            Funds        Funds         Funds     Money Funds

12-Month Total Returns       17.72%       9.93%         7.60%        4.79%
20-Year Average Annual
   Total Returns             15.47%       9.94%         7.17%        7.68%


SOURCE: LIPPER ANALYTICAL SERVICES. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. GROWTH FUNDS will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

GENERAL BOND FUNDS provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

GENERAL MUNICIPAL DEBT FUNDS invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

MONEY MARKET FUNDS attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

MONEY
MARKET SERIES

The Money Market Series seeks high current income, preservation of capital and maintenance of liquidity from a portfolio of money market securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. There can be no assurance that the Fund will achieve its investment objective.

PERFORMANCE
   AS OF
  5/31/97
                         7-DAY       WEIGHTED      NET ASSET
                        CURRENT   AVG. MATURITY      VALUE       TOTAL NET
                        YIELD*        (WAM)          (NAV)        ASSETS
MONEY MARKET SERIES      4.82%       52 days           $1       $582.9 million
IBC FINANCIAL DATA
MONEY FUND AVERAGE**     4.84        40 days           $1            N/A

* Yields will fluctuate from time to time and past performance is not indicative of future results.

** This is the average 7-day current yield, WAM and NAV of all funds in IBC's Money Fund Average/U.S. Government Category for the week ended May 27, 1997.

An investment in the Series is neither insured nor guaranteed by the U.S. government and there can be no assurance the Series will be able to maintain a stable net asset value of $1 per share.

RATE EXPECTATIONS.
We expected the Federal Reserve to embark on a series of interest rate increases, with the first in March. We also thought that investors would push interest rates higher in anticipation of that move. Therefore, we held the bulk of our assets in securities that matured in one month or less in order to have funds ready to invest in higher yielding securities as they became available. We also kept a small amount in nine-month to one-year securities. At that time, the Series WAM ranged between 43 days to 48 days, which was in line with that of our competition.

After the Federal Reserve increased the overnight bank lending rate in March, yields on short-term Treasurys continued to rise, at least initially. Then investors, wary of a major stock market retreat, began to shift funds into short-term Treasurys as did foreign central banks. This demand and the fact that increased tax revenues allowed the U.S. government to issue fewer Treasury bills began to push short-term Treasury prices higher and yields lower. On top of that, data showing slower economic growth and tame inflation put further downward pressure on interest rates in late April and May. Realizing the Federal Reserve was not poised to raise the interest rates again, we sold Treasurys and bought federal agency securities to lock in higher yields as interest rates tumbled. This also helped lengthen the Series' WAM to as much as 62 days in May, which was longer than that of our competition.


U.S. TREASURY
MONEY MARKET
SERIES

The U.S. Treasury Money Market Series seeks high current income consistent with the preservation of capital and maintenance of liquidity from a portfolio of U.S. Treasury obligations with maturities of 13 months or less. There can be no assurance that the Series will achieve its investment objective.

PERFORMANCE
AS OF 5/31/97
                          7-DAY        WEIGHTED     NET ASSET
                          CURRENT    AVG. MATURITY    VALUE        TOTAL NET
                          YIELD*        (WAM)         (NAV)         ASSETS
U.S. TREASURY SERIES       4.97%        59 days        $1         $305 million
IBC FINANCIAL DATA
100% U.S. TREASURY
MONEY FUND AVERAGE**       4.73         59 days        $1              N/A

* Yields will fluctuate from time to time and past performance is not indicative of future results.

** This is the average 7-day current yield, WAM and NAV of all funds in the IBC 100% U.S. Treasury Money Fund Average for the week ended May 27, 1997. An investment in the Series is neither insured nor guaranteed by the U.S. government and there can be no assurance the Series will be able to maintain a stable net asset value of $1 per share.

BARGAIN HUNTING
Although the U.S. government sold fewer Treasury bills, it significantly increased the amount of newly issued cash management bills from February through May in order to cope with temporary cash shortages. We took profits on three- and six-month Treasurys and purchased one-month cash management bills, which provided higher yields. We also bought one-year Treasurys for their attractive yield levels. This worked well because we extended the Series' WAM to as much as 67 days in May as interest rates continued to decline.
In early April, the WAM was considerably shorter at about 48 days as we believed another interest rate increase was imminent.

SHORT-INTERMEDIATE
TERM SERIES

The Short-Intermediate Term Series invests at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As much as 35% of Series' assets may be invested in mortgage backed or asset backed securities as well as corporate debt. The dollar-weighted average maturity of the Series will be more than two, but less than five years. There can be no assurance that the Series will achieve its investment objective.

                                                SIX     ONE    FIVE    TEN       SINCE
                                               MONTHS   YEAR   YEARS   YEARS   INCEPTION**
CUMULATIVE        CLASS B                       1.5%    6.8%   31.6%   99.9%     228.0%
  TOTAL           CLASS Z                       N/A     N/A     N/A     N/A        1.1%
 RETURNS*         LIPPER SHORT/INTERMEDIATE
 AS OF            U.S. GOVERNMENT
 5/31/97          FUND AVERAGE***               1.4     6.4    30.4   103.1      231.3

                                        ONE    FIVE    TEN       SINCE
                                        YEAR   YEARS   YEARS   INCEPTION**
 AVERAGE
ANNUAL TOTAL       SHORT-INTERMEDIATE
  RETURNS*         TERM SERIES          6.8%    5.6%   7.2%       8.4%
   AS OF
  6/30/97

Past performance is not indicative of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more less than their original cost.

* Source: Prudential Investments Fund Management and Lipper
Analytical Services. Shares of this Series are sold without an initial or contingent deferred sales charge.

** Inception date: Class A, 9/22/92; Class Z, 2/25/97.

*** These are the average returns of all funds in the Short-Term
U.S. Government Bond Fund category.

          DIVIDENDS AND YIELDS
             AS OF 5/31/97
           TOTAL DIVIDENDS       30-DAY
           PAID FOR SIX MOS.   SEC YIELD
Class B        $0.255            5.82%
Class Z        $0.15             7.06%

YIELD, YIELD AND YIELD.

The U.S. economy sped along at a 5.9% annualized rate in the first quarter of 1997 as a solid jobs market, mild winter, an early Easter and an automobile price war encouraged consumer spending. Investors assumed the Federal Reserve would have to tighten credit in March to keep the economy from overheating.
Yet once the central bankers moved, the situation changed rather abruptly. Gross Domestic Product, a measure of the value of all goods and services produced by the country, is now expected to have expanded much more slowly in the second quarter than in the first. Amid such rapidly changing outlooks, interest rates were on a roller coaster. Yet the Short-Intermediate Series prospered during this period by seeking securities that offered higher yields than Treasurys.

Although interest rates were unsettled, U.S. Treasury prices remained in a trading range with the yield on the average five-year note swinging a full percentage point between 5.8% and 6.8%. Under these market conditions, investors typically focus on purchasing securities that offer higher yields than Treasurys.
We stuck with this strategy -- and it worked nicely. We reduced Treasurys to 19% of total assets as of May 31, 1997 from 28% as of November 30, 1996.  Specifically, we sold U.S.
government debt and purchased securities backed by a variety of assets such as farm equipment loans and home equity loans. On the other hand, the amount of asset backed securities we owned rose to 25% of total assets as of May 31, 1997 from 13%
as of November 30, 1996.

Careful credit evaluation to identify and purchase undervalued securities continued to benefit the Fund. For example, we had bought a security backed by loans on corporate credit cards that our analysis indicated was attractively priced. We sold them in 1997 to buy securities backed by automobile leases that our analysis showed were priced too cheaply.

Mortgage backed securities, which are issued by government-sponsored corporations such as Fannie Mae or private companies, also benefit when Treasury prices trade in a predictable range. Investors are less concerned that mortgage backed securities could be paid off early because consumers are less likely to refinance the underlying home loans if interest rates do not fall significantly. Similarly, investors worry less about holding mortgage backed securities for longer than expected because there is less chance that consumers will indefinitely postpone refinancing since interest rates will only fall so far. With market conditions nearly ideal, mortgage backed securities, which also offer higher yields than Treasurys, performed well.

LOOKING
AHEAD.

We don't like predicting Federal Reserve Board policy, although with moderating economic growth and inflation remaining benign, we see little reason for additional rate moves by the central bank over the near term. However, 1997 has been a year of increased volatility and we must remain vigilant. Accordingly, our money market funds and bond fund will continue their present strategies while retaining their flexibility to respond to changing market conditions.

CO-MANAGER
NAMED.

Sharon Fera was recently named as co-manager of the Short-Intermediate Term Series. She is responsible for day-to-day Fund operations while Barbara Kenworthy provides overall portfolio direction. Sharon most recently was a fixed-income portfolio manager at Aetna Life & Casualty and brings more than 10 years of fixed-income investment experience to your Fund.

(PICTURE)
/s/ Bernard D. Whitsett, II
Bernard D. Whitsett, II
Portfolio Manager
Money Market Series
& U.S. Treasury Money
Market Series


(PICTURE)
/s/ Barbara L. Kenworthy
Barbara L. Kenworthy
Portfolio Manager
Short-Intermediate Term Series


(PICTURE)
/s/ Sharon A. Fera
Sharon A. Fera
Portfolio Manager
Short-Intermediate Term Series

PRESIDENT'S LETTER                                   JULY 22, 1997
(PICTURE)

DEAR SHAREHOLDER:

With the midpoint of 1997 behind us, I'm pleased to report that the recent news from the financial markets has been decidedly upbeat. The Dow Jones Industrial Average has gained more than 20% through the end of June, while lower long-term interest rates have made bonds an attractive investment.

This stands in contrast to April when the Dow fell 10% from a record high on fears of higher interest rates and surging inflation. Interest rates have since fallen as the economy slowed and the Dow has reached several new highs.

The market swings we've seen this year illustrate the importance of "staying the course" to your financial goal. We realize that maintaining investment discipline when faced with market uncertainty isn't easy. Here are some thoughts that may help:

-- KEEP YOUR EXPECTATIONS REALISTIC. The best investors know that financial markets rise and fall -- and so too, will the value of their investments. Over time, however, stocks have been shown to produce very attractive returns that were well ahead of inflation. And where income is the primary goal, bonds have also provided attractive returns.

-- REMEMBER YOUR TIME HORIZON. If your investment goals are long term (several years or more), so should your time horizon.
During this period, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

-- WE'RE ON YOUR SIDE. Your Prudential Securities Financial Advisor or Pruco Securities Registered Representative can help you understand what's happening in the financial markets. They can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call him or her today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

/s/ Brian M. Storms
Brian M. Storms
President, Prudential Mutual Funds & Annuities

PORTFOLIO OF INVESTMENTS AS          PRUDENTIAL GOVERNMENT SECURITIES TRUST
OF MAY 31, 1997 (UNAUDITED)          MONEY MARKET SERIES
------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
     ------------------------------------------------------------
FEDERAL FARM CREDIT BANK--2.0%
   $3,500    5.60%, 6/3/97                          $  3,500,045
    5,000    5.55%, 8/1/97                             4,998,157
    2,850    5.60%, 11/3/97                            2,848,960
                                                    ------------
                                                      11,347,162
------------------------------------------------------------
FEDERAL HOME LOAN BANK--1.8%
    3,255    5.19%, 7/23/97                            3,230,598
    4,400    5.99%, 2/9/98                             4,406,197
    2,710    6.04%, 5/6/98                             2,710,814
                                                    ------------
                                                      10,347,609
------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION--7.9%
   44,000    5.36%, 6/2/97                            43,993,400
    1,080    5.28%, 6/4/97                             1,079,525
                                                    ------------
                                                      45,072,925
------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--39.2%
    1,000    6.20%, 6/17/97                            1,000,174
    7,220    5.19%, 7/28/97                            7,160,670
   49,000    5.36%, 8/1/97, F.R.N.                    48,995,186
   28,395    5.54%, 8/5/97                            28,110,971
    9,805    5.36%, 8/22/97, F.R.N.                    9,803,711
    4,965    5.55%, 8/22/97                            4,902,234
    5,000    5.64%, 9/3/97                             4,994,437
   20,800    9.55%, 9/10/97                           21,005,865
    1,520    5.57%, 10/9/97                            1,489,427
    1,100    7.09%, 10/14/97                           1,105,938
   29,425    5.36%, 11/14/97, F.R.N.                  29,418,309
    6,000    5.6325%, 11/19/97, F.R.N.                 5,997,898
   30,000    5.5275%, 12/3/97, F.R.N.                 29,989,463
   30,000    5.89%, 5/21/98                           29,968,677
                                                    ------------
                                                     223,942,960
------------------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION--2.6%
  $15,000    5.615%, 10/29/97                       $ 14,998,404
------------------------------------------------------------
UNITED STATES TREASURY NOTES--6.4%
   11,010    7.25%, 2/15/98                           11,122,137
    6,000    6.125%, 3/31/98                           6,016,805
   19,000    6.125%, 5/15/98                          19,040,289
                                                    ------------
                                                      36,179,231
------------------------------------------------------------
REPURCHASE AGREEMENTS(a)--36.5%
   23,547    Bear Stearns & Co., 5.53%, dated
                5/29/97, due 6/5/97 in the amount
                of $23,572,320 (cost $23,547,000;
                the value of the collateral
                including accrued interest is
                $24,255,342)                          23,547,000
    7,827    Bear Stearns & Co., 5.62%, dated
                5/30/97, due 6/3/97 in the amount
                of $7,831,888 (cost $7,827,000;
                the value of the collateral
                including accrued interest is
                $8,039,788)                            7,827,000
   36,086    Deutsche Morgan Grenfell, 5.47%,
                dated 5/27/97, due 6/3/97 in the
                amount of $36,124,381 (cost
                $36,000,000; the value of the
                collateral including accrued
                interest is $36,807,720)              36,086,000
   23,000    Goldman, Sachs & Co., 5.57%, dated
                5/9/97, due 6/9/97 in the amount
                of $23,110,317 (cost $23,000,000;
                the value of the collateral
                including accrued interest is
                $23,460,001)                          23,000,000
   36,000    Merrill Lynch, Pierce, Fenner &
                Smith Inc., 5.46%, dated 5/27/97,
                due 6/3/97 in the amount of
                $36,038,220 (cost $36,000,000;
                the value of the collateral
                including accrued interest is
                $36,723,505)                          36,000,000

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     4

PRUDENTIAL GOVERNMENT SECURITIES TRUST
MONEY MARKET SERIES
PORTFOLIO OF INVESTMENTS AS OF MAY 31, 1997 (UNAUDITED)
------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
     ------------------------------------------------------------
REPURCHASE AGREEMENTS(a) (CONT'D.)
  $48,122    Morgan Stanley & Co., 5.49%, dated
                5/28/97, due 6/4/97 in the amount
                of $48,173,370 (cost $48,122,000;
                the value of the collateral
                including accrued interest is
                $49,433,682)                        $ 48,122,000
    8,000    Morgan Stanley & Co., 5.53%, dated
                5/29/97, due 6/5/97 in the amount
                of $8,008,602 (cost $8,000,000;
                the value of the collateral
                including accrued interest is
                $8,232,450)                            8,000,000
   26,000    Smith Barney Inc., 5.57%, dated
                4/30/97, due 6/4/97 in the amount
                of $26,140,797 (cost $26,000,000;
                the value of the collateral
                including accrued interest is
                $26,520,000)                          26,000,000
                                                    ------------
                                                     208,582,000
------------------------------------------------------------
TOTAL INVESTMENTS(a)--96.4%
             (amortized cost $550,470,291 (b))       550,470,291
             Other assets in excess of
                liabilities--3.6%                     20,618,433
                                                    ------------
             Net Assets--100%                       $571,088,724
                                                    ------------
                                                    ------------

---------------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at May 31, 1997.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     5

PORTFOLIO OF INVESTMENTS AS       PRUDENTIAL GOVERNMENT SECURITIES TRUST
OF MAY 31, 1997 (UNAUDITED)       SHORT-INTERMEDIATE TERM SERIES
------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
     ------------------------------------------------------------
LONG-TERM INVESTMENTS--93.5%
ASSET-BACKED--24.6%
   $5,000(a)  Student Loan Market Association
                 5.73%, 10/25/05                    $  5,012,500
   10,000(a)  Ford Credit Auto Lease Trust
                 5.80%, 5/15/99                        9,956,250
    8,500     GMAC Grantor Trust
                 6.50%, 4/15/02                        8,517,266
    3,000     Case Equipment Loan Trust
                 6.70%, 3/15/04                        2,998,125
    5,000     Team Fleet Financing Corporation
                 7.35%, 5/15/03                        5,055,469
   10,000     Green Tree Financial Corporation
                 7.65%, 4/15/27                       10,006,250
                                                    ------------
                                                      41,545,860
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--4.1%
    1,843     Resolution Trust Corporation
                 6.78%, 12/25/20, CMO, Series
                 1992                                  1,847,765
    5,000     First Union-Lehman Brothers Com.
                 Mtg Trust
                 7.30%, 4/18/29, CMO, Series 1997      5,051,563
    5,000     ICI Funding Corporation
                 7.60%, 11/25/01, CMO, Series
                 1997                                  5,008,594
                                                    ------------
                                                      11,907,922
------------------------------------------------------------
CORPORATE OBLIGATIONS--4.4%
    2,500     Merck and Company
                 5.76%, 5/3/37                         2,510,000
------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION--12.3%
   15,000(a)  6.45%, 6/4/99                           14,983,650
    5,554     7.835%, 8/1/24, ARMS                     5,793,397
                                                    ------------
                                                      20,777,047
------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--11.1%
   $4,238     6.765%, 1/1/07                        $  4,123,921
   14,349     8.00%, 5/1/25 - 12/01/99                14,655,645
                                                    ------------
                                                      18,779,566
------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--18.2%
   14,079     7.50%, 10/15/25 - 1/15/26               14,034,677
    9,082     8.00%, 6/15/23 - 8/15/25                 9,339,162
    6,953     9.00%, 6/15/98 - 9/15/09                 7,337,446
                                                    ------------
                                                      30,711,285
------------------------------------------------------------
UNITED STATES TREASURY NOTES--18.8%
    2,250     6.625%, 4/30/02                          2,259,832
    3,000     6.625%, 5/15/07                          2,991,090
    6,000(a)  7.375%, 11/15/97                         6,045,000
   20,000(a)  8.25%, 7/15/98                          20,493,800
                                                    ------------
                                                      31,789,722
                                                    ------------
              Total long-term investments
                 (cost $157,459,321)                 158,021,402
                                                    ------------
SHORT-TERM INVESTMENTS--17.0%
------------------------------------------------------------
REPURCHASE AGREEMENT--17.0%
   28,843     Joint Repurchase Agreement Account,
                 5.42%, 6/2/97
                 (cost $28,843,000; Note 5)           28,843,000
                                                    ------------
------------------------------------------------------------
TOTAL INVESTMENTS--110.5%
              (cost $186,324,158; Note 4)            186,864,402
              Liabilities in excess of other
                 assets--(10.5%)                     (17,808,704)
                                                    ------------
              Net Assets--100%                      $169,055,698
                                                    ------------
                                                    ------------

---------------
(a) Asset segregated for dollar rolls.
ARMS--Adjustable Rate Mortgage Security. The interest rate reflected is the rate in effect at May 31, 1997.
CMO--Collateralized Mortgage Obligation.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     6

PRUDENTIAL GOVERNMENT SECURITIES TRUST
U.S. TREASURY MONEY MARKET SERIES
PORTFOLIO OF INVESTMENTS AS OF MAY 31, 1997 (UNAUDITED)
------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
     ------------------------------------------------------------
UNITED STATES TREASURY NOTES--63.6%
  $37,955    5.625%, 6/30/97                        $ 37,983,028
    7,782    5.875%, 7/31/97                           7,787,068
   18,909    8.625%, 8/15/97                          19,025,335
   67,642    5.625%, 8/31/97                          67,686,206
    1,155    5.75%, 9/30/97                            1,155,416
    2,780    5.625%, 10/31/97                          2,778,058
   10,000    5.375%, 11/30/97                          9,988,375
   45,005    7.875%, 1/15/98                          45,587,359
    2,270    5.875%, 4/30/98                           2,264,156
                                                    ------------
                                                     194,255,001
------------------------------------------------------------
TOTAL INVESTMENTS--63.6%
             (amortized cost $194,255,001(a))        194,255,001
             Other assets in excess of
                liabilities--36.4%                   110,999,127
                                                    ------------
             Net Assets--100%                       $305,254,128
                                                    ------------
                                                    ------------

---------------
(a) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     7

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)                  PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                                      U.S.
                                                                                                                    TREASURY
                                                                                   MONEY            SHORT-           MONEY
                                                                                   MARKET        INTERMEDIATE        MARKET
ASSETS                                                                             SERIES        TERM SERIES         SERIES
                                                                                ------------     ------------     ------------
Investments, at value (cost $550,470,291, $186,302,321 and $194,255,001,
  respectively).............................................................    $550,470,291     $186,864,402     $194,255,001
Cash........................................................................         360,835               --               --
Receivable for investments sold.............................................      25,010,270           21,837      249,913,299
Interest receivable.........................................................       2,030,157        1,742,544        9,340,479
Receivable for Series shares sold...........................................       6,977,798           12,599        3,080,726
Deferred expenses and other assets..........................................           9,687            3,661            5,871
                                                                                ------------     ------------     ------------
   Total assets.............................................................     584,859,038      188,645,043      456,595,376
                                                                                ------------     ------------     ------------
LIABILITIES
Bank overdraft..............................................................              --          561,457               --
Payable for investments purchased...........................................              --       18,400,080      138,339,801
Payable for Series shares reacquired........................................      12,900,876          174,093       12,492,088
Dividends payable...........................................................         388,498          233,498          235,953
Due to Manager..............................................................         204,396           57,552          106,252
Due to Distributor..........................................................          34,339           17,000           18,132
Due to broker - variation margin............................................              --           11,625               --
Accrued expenses and other liabilities......................................         242,205          134,040          149,022
                                                                                ------------     ------------     ------------
   Total liabilities........................................................      13,770,314       19,589,345      151,341,248
                                                                                ------------     ------------     ------------
NET ASSETS..................................................................    $571,088,724     $169,055,698     $305,254,128
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par ($.01 per share)...................    $  5,710,887     $    176,207     $  3,052,541
   Paid-in capital in excess of par.........................................     565,377,837      221,514,664      302,201,587
                                                                                ------------     ------------     ------------
                                                                                 571,088,724      221,690,871      305,254,128
   Undistributed net investment income......................................              --          260,512               --
   Accumulated net realized losses..........................................              --      (53,443,235)              --
   Net unrealized appreciation of investments...............................              --          547,550               --
                                                                                ------------     ------------     ------------
Net assets, May 31, 1997....................................................    $571,088,724     $169,055,698     $305,254,128
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net asset value
Class A:
   Net asset value, offering price and redemption price per share
      ($570,370,089 / 570,370,089 shares of common stock issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
      ($305,253,926 / 305,253,926 shares of common stock issued and
      outstanding)..........................................................                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($169,055,497 / 17,620,724 shares of common stock issued and
      outstanding)..........................................................                            $9.59
                                                                                                 ------------
                                                                                                 ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($718,635 / 718,635 shares of common stock issued and outstanding)....           $1.00
                                                                                ------------
                                                                                ------------
      ($200 / 21 shares of common stock issued and outstanding).............                            $9.60
                                                                                                 ------------
                                                                                                 ------------
      ($202 / 202 shares of common stock issued and outstanding)............                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     8

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997
(UNAUDITED)                            PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                    MONEY            SHORT-         U.S. TREASURY
                                                                                   MARKET         INTERMEDIATE          MONEY
NET INVESTMENT INCOME                                                              SERIES         TERM SERIES       MARKET SERIES
                                                                                 -----------      ------------      -------------
Income
   Interest.................................................................     $16,071,121      $  5,830,735       $ 11,760,039
                                                                                 -----------      ------------      -------------
Expenses
   Management fee...........................................................       1,173,989           349,539            893,851
   Distribution fee.........................................................         366,441           171,038            279,328
   Transfer agent's fees and expenses.......................................         556,000           121,000             70,000
   Custodian's fees and expenses............................................          38,000            48,000             40,000
   Registration fees........................................................          16,000            13,000             25,000
   Reports to shareholders..................................................          58,000            55,000             62,000
   Audit fee................................................................          21,000            18,500             20,000
   Trustees' fees...........................................................           6,000             6,000              6,000
   Insurance expense........................................................           7,000             2,500              1,000
   Legal fees...............................................................           5,000            24,000              5,000
   Miscellaneous............................................................           3,838             5,017              6,251
                                                                                 -----------      ------------      -------------
      Total expenses........................................................       2,251,268           813,594          1,408,430
                                                                                 -----------      ------------      -------------
Net investment income.......................................................      13,819,853         5,017,141         10,351,609
                                                                                 -----------      ------------      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions..................................................          62,462          (568,443)            32,852
   Financial future contracts...............................................              --           (24,277)                --
                                                                                 -----------      ------------      -------------
                                                                                      62,462          (592,720)            32,852
                                                                                 -----------      ------------      -------------
Net change in unrealized depreciation on:
   Investment transactions..................................................              --        (1,768,059)                --
   Financial future contracts...............................................              --           (14,531)                --
                                                                                 -----------      ------------      -------------
                                                                                          --        (1,782,590)                --
                                                                                 -----------      ------------      -------------
Net gain (loss) on investments..............................................          62,462        (2,375,310)            32,852
                                                                                 -----------      ------------      -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................     $13,882,315      $  2,641,831       $ 10,384,461
                                                                                 -----------      ------------      -------------
                                                                                 -----------      ------------      -------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     9

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)                           PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                             SHORT-                        U.S. TREASURY
                                          MONEY MARKET                    INTERMEDIATE                     MONEY MARKET
                                             SERIES                        TERM SERIES                        SERIES
                                 -------------------------------   ---------------------------    -------------------------------
                                   SIX MONTHS                       SIX MONTHS                      SIX MONTHS
                                     ENDED          YEAR ENDED        ENDED        YEAR ENDED         ENDED          YEAR ENDED
INCREASE (DECREASE)                 MAY 31,        NOVEMBER 30,      MAY 31,      NOVEMBER 30,       MAY 31,        NOVEMBER 30,
IN NET ASSETS                         1997             1996            1997           1996             1997             1996
                                 --------------   --------------   ------------   ------------    --------------   --------------
Operations
   Net investment income.......  $   13,819,853   $   27,251,983   $  5,017,141   $ 11,177,077    $   10,351,609   $   17,996,266
   Net realized gain (loss) on
      investment
      transactions.............          62,462           82,865       (592,720)    (1,939,815)           32,852          231,117
   Net change in unrealized
      appreciation/depreciation
      of investments...........              --               --     (1,782,590)       699,817                --               --
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase in net assets
      resulting from
      operations...............      13,882,315       27,334,848      2,641,831      9,937,079        10,384,461       18,227,383
                                 --------------   --------------   ------------   ------------    --------------   --------------
Dividends and distributions to
   shareholders:
   Dividends to shareholders...     (13,882,315)     (27,334,848)    (4,669,940)   (11,380,459)      (10,384,461)     (18,227,383)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Series share transactions(a)
   Net proceeds from shares
      subscribed...............   1,067,159,073    1,688,126,618      4,361,448     38,324,541     2,839,217,624    3,788,052,358
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      13,155,983       26,320,286      3,033,409      7,194,984         9,081,335       16,677,439
   Cost of shares reacquired...  (1,061,349,075)  (1,760,517,744)   (21,545,715)   (71,837,916)   (2,848,374,408)  (3,838,734,554)
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......      18,965,981      (46,070,840)   (14,150,858)   (26,318,391)          (75,449)     (34,004,757)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Total increase (decrease)......      18,965,981      (46,070,840)   (16,178,967)   (27,761,771)          (75,449)     (34,004,757)
NET ASSETS
Beginning of period............     552,122,743      598,193,583    185,234,665    212,996,436       305,329,577      339,334,334
                                 --------------   --------------   ------------   ------------    --------------   --------------
End of period..................  $  571,088,724   $  552,122,743   $169,055,698   $185,234,665    $  305,254,128   $  305,329,577
                                 --------------   --------------   ------------   ------------    --------------   --------------
                                 --------------   --------------   ------------   ------------    --------------   --------------

---------------
  (a) At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market Series.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     10

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                           PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Prudential Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series; the monies of each series are invested in separate, independently managed portfolios.
------------------------------------------------------------
NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, the Fund's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income.
Dollar Rolls: The Short-Intermediate Term Series enters into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is equal to its obligations in respect of dollar rolls. There were no dollar rolls outstanding as of May 31, 1997.
Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.
The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
NOTE 2. AGREEMENTS
The Fund has a management agreement with Prudential Investments Fund Management LLC ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PMF is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily net assets up to $1 billion,
--------------------------------------------------------------------------------
                                     -----
                                       11

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
 .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.
The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the shares of the Money Market Series and the U.S. Treasury Money Market Series. The Fund compensates the distributors for distributing and servicing each of the Series' shares, pursuant to plans of distribution, regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly at an annual rate of .125% of each of the Series' average daily net assets. The distributors pay various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers.
The Fund also compensates PSI for its expenses as distributor of the Short-Intermediate Term Series. The Short-Intermediate Term Series entered into a distribution agreement and a plan of distribution pursuant to which it pays PSI a fee, accrued daily and payable monthly, at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan. Distribution expenses include commission credits to PSI branch offices for payments of commissions and account servicing fees to financial advisers and an allocation on account of overhead and other distribution-related expenses, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of Series shares. In addition, PSI pays other broker-dealers, including Pruco, an affiliated broker-dealer, for account servicing fees and other expenses incurred by such broker-dealers in distributing these shares. PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
Prudential Mutual Fund Services, Inc. ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the six months ended May 31, 1997, the Fund incurred fees of approximately $470,000, $89,000, and $61,000, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the six months ended May 31, 1997 were $169,392,048 and $190,152,143, respectively.
On May 31, 1997, the Short-Intermediate Term Series purchased 31 financial futures contracts on the S&P 500 Index expiring June, 1997. The cost of such contracts was $3,266,141. The value of such contracts on May 31, 1997 was $3,251,610, thereby resulting in an unrealized loss of $14,531.
For the Short-Intermediate Term Series, the cost basis of investments for federal income tax purposes was 186,324,158 and, accordingly, as of May 31, 1997, net unrealized appreciation of investments for federal income tax purposes was $562,081 (gross unrealized appreciation $768,946; gross unrealized depreciation--$206,865).


For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 1996 of approximately $52,844,000 of which $19,180,000 expires in 1997, $6,864,000 expires in 1998, $4,746,000 expires in 1999, $3,422,000 expires in 2001, $16,699,000 expires in 2002 and
$1,933,000 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 1996, approximately $11,426,000 of the capital loss carryforward expired unused.
------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 1997, the Short-Intermediate Term Series had a 3.56% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $28,843,000 in principal amount. As of
--------------------------------------------------------------------------------
                                     -----
                                       12

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                          PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., 5.53%, in the principal amount of $270,000,000, repurchase price $270,082,950, due 6/2/97. The value of the collateral including accrued interest was $275,689,730.
J.P. Morgan Securities, Inc., 5.52%, in the principal amount of $270,000,000, repurchase price $270,124,200, due 6/2/97. The value of the collateral including accrued interest was $275,400,031.
Smith Barney, Inc., 5.54%, in the principal amount of $270,000,000, repurchase price $270,124,650, due 6/2/97. The value of the collateral including accrued interest was $275,400,376.
------------------------------------------------------------
NOTE 6. CAPITAL
Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value. Transactions in shares of beneficial interest for the Short-Intermediate Term Series for the fiscal year ended November 30, 1996 and the six months ended May 31, 1997 were as follows.
Transactions in shares of common stock were as follows:

Class B                                 SHARES        AMOUNT
------------------------------------  ----------   ------------
Six months ended May 31, 1997:
Shares sold.........................     455,296   $  4,361,449
Shares issued in reinvestment of
  dividends.........................     316,126      3,033,408
Shares reacquired...................  (2,245,797)   (21,545,715)
                                      ----------   ------------
Net decrease in shares outstanding
  before conversion.................  (1,474,375)   (14,150,858)
Shares reacquired upon conversion
  into Class Z......................         (21)          (201)
                                      ----------   ------------
Net decrease in shares
  outstanding.......................  (1,474,396)  $(14,151,059)
                                      ----------   ------------
                                      ----------   ------------
Class B                                 SHARES        AMOUNT
------------------------------------  ----------   ------------
Year ended November 30, 1996:
Shares sold.........................   3,978,671   $ 38,324,541
Shares issued in reinvestment of
  dividends.........................     749,149      7,194,984
Shares reacquired...................  (7,501,561)   (71,837,916)
                                      ----------   ------------
Net decrease in shares
  outstanding.......................  (2,773,741)  $(26,318,391)
                                      ----------   ------------
                                      ----------   ------------
Class Z
------------------------------------
February 25, 1997* through
  May 31, 1997:
Shares issued upon conversion from
  Class B...........................          21   $        201
                                      ----------   ------------
Net increase in shares
  outstanding.......................          21   $        201
                                      ----------   ------------
                                      ----------   ------------

---------------
* Commencement of offering of Class Z shares.
Effective March 1, 1996 the Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
Transactions in shares of beneficial interest for the Money Market Series for the fiscal year ended November 30, 1996 and the six months ended May 31, 1997 were as follows:

                                   SIX MONTHS
                                      ENDED          YEAR ENDED
                                     MAY 31,        NOVEMBER 30,
                                      1997              1996
                                 ---------------   ---------------
Class A
-------------------------------
Shares sold....................    1,065,536,022     1,686,769,968
Shares issued in reinvestment
  of dividends and
  distributions................       13,139,497        26,286,366
Shares reacquired..............   (1,060,427,969)   (1,746,670,530)
                                 ---------------   ---------------
Net increase/decrease in shares
  outstanding before
  conversion...................       18,247,550       (33,614,196)
Shares reacquired upon
  conversion into Class Z......               --       (12,456,848)
                                 ---------------   ---------------
Net increase/decrease in shares
  outstanding..................       18,247,550       (46,071,044)
                                 ---------------   ---------------
                                 ---------------   ---------------

--------------------------------------------------------------------------------
                                     -----
                                       13

Notes to Financial Statements (Unaudited) PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                      MARCH 1,
                                   SIX MONTHS           1996
                                      ENDED            THROUGH
                                     MAY 31,        NOVEMBER 30,
                                      1997              1996
                                 ---------------   ---------------
Class Z
-------------------------------
Shares sold....................        1,623,050         1,356,651
Shares issued in reinvestment
  of dividends and
  distributions................           16,486            33,919
Shares reacquired..............         (921,105)      (13,847,214)
                                 ---------------   ---------------
Net increase/decrease in shares
  outstanding before
  conversion...................          718,431       (12,456,644)
Shares issued upon conversion
  from Class A.................               --        12,456,848
                                 ---------------   ---------------
Net increase in shares
  outstanding..................          718,431               204
                                 ---------------   ---------------
                                 ---------------   ---------------

Effective February 21, 1997 the U.S. Treasury Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
Transactions in shares of beneficial interest for the U.S. Treasury Money Market Series for the six months ended May 31, 1997 were as follows:

                                                  SIX MONTHS
                                                     ENDED
                                                    MAY 31,
                                                     1997
                                                ---------------
Class A
----------------------------------------------
Shares sold...................................    2,839,217,423
Shares issued in reinvestment of dividends and
  distributions...............................        9,081,333
Shares reacquired.............................   (2,848,374,408)
                                                ---------------
Net increase in shares outstanding............          (75,651)
                                                ---------------
                                                ---------------
                                                 FEBRUARY 21,
                                                     1997
                                                    THROUGH
                                                    MAY 31,
                                                     1997
                                                ---------------
Class Z
----------------------------------------------
Shares sold...................................              200
Shares issued in reinvestment of dividends and
  distributions...............................                2
                                                ---------------
Net increase in shares outstanding............              202
                                                ---------------
                                                ---------------

--------------------------------------------------------------------------------
                                     -----

                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)       MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                      CLASS A                                         CLASS Z
                                   -----------------------------------------------------------------------------     ----------
                                   SIX MONTHS                                                                        SIX MONTHS
                                     ENDED                           YEAR ENDED NOVEMBER 30,                           ENDED
                                    MAY 31,       --------------------------------------------------------------      MAY 31,
                                      1997          1996         1995         1994         1993          1992           1997
                                   ----------     --------     --------     --------     --------     ----------     ----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................     $  1.000      $  1.000     $  1.000     $  1.000     $  1.000     $    1.000      $  1.000
Net investment income..........        0.023         0.046        0.052        0.033        0.026          0.035         0.024
Dividends from net investment
  income.......................       (0.023)       (0.046)      (0.052)      (0.033)      (0.026)        (0.035)       (0.024)
                                   ----------     --------     --------     --------     --------     ----------     ----------
Net asset value, end of
  period.......................     $  1.000      $  1.000     $  1.000     $  1.000     $  1.000     $    1.000      $  1.000
                                   ----------     --------     --------     --------     --------     ----------     ----------
                                   ----------     --------     --------     --------     --------     ----------     ----------
TOTAL RETURN(a):...............         2.37%         4.74%        5.20%        3.29%        2.62%          3.57%         2.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................     $570,371      $552,123     $598,194     $637,343     $919,503     $1,026,187      $    719
Average net assets (000).......     $587,916      $589,147     $597,599     $732,867     $950,988     $1,113,759      $    691
Ratios to average net assets:
   Expenses, including
      distribution fees........         0.77%(d)      0.86%        0.78%        0.77%        0.72%          0.72%         0.65%(d)
   Expenses, excluding
      distribution fees........         0.64%(d)      0.73%        0.65%        0.64%        0.59%          0.60%         0.65%(d)
   Net investment income.......         4.71%(d)      4.63%        5.15%        3.19%        2.56%          3.42%         4.87%(d)
                                    MARCH 1,
                                     1996(b)
                                     THROUGH
                                  NOVEMBER 30,
                                      1996
                                 ---------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................    $     1.000
Net investment income..........          0.038
Dividends from net investment
  income.......................         (0.038)
                                 ---------------
Net asset value, end of
  period.......................    $     1.000
                                 ---------------
                                 ---------------
TOTAL RETURN(a):...............           3.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................    $       204(c)
Average net assets (000).......    $     1,962
Ratios to average net assets:
   Expenses, including
      distribution fees........           0.68%(d)
   Expenses, excluding
      distribution fees........           0.68%(d)
   Net investment income.......           4.68%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     15
                                        PRUDENTIAL GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)        SHORT-INTERMEDIATE TERM SERIES
--------------------------------------------------------------------------------

                                                                      Class B                                          Class Z
                                   -----------------------------------------------------------------------------     ------------
                                                                                                                     February 26,
                                   Six Months                                                                          1997(c)
                                     Ended                           Year Ended November 30,                           Through
                                    May 31,       --------------------------------------------------------------       May 31,
                                      1997          1996         1995         1994         1993          1992            1997
                                   ----------     --------     --------     --------     --------     ----------         -----
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   period......................     $   9.70      $   9.74     $   9.17     $  10.06     $   9.97     $    10.00        $ 9.64
                                   ----------     --------     --------     --------     --------     ----------         -----
INCOME FROM INVESTMENT
   OPERATIONS
Net investment income..........         0.28          0.51         0.56         0.64         0.69           0.75          0.16
Net realized and unrealized
   gain (loss) on investment
   transactions................        (0.13)        (0.01)        0.55        (0.89)        0.11          (0.03)        (0.05)
                                   ----------     --------     --------     --------     --------     ----------         -----
   Total from investment
      operations...............         0.15          0.50         1.11        (0.25)        0.80           0.72          0.11
                                   ----------     --------     --------     --------     --------     ----------         -----
LESS DISTRIBUTIONS
Dividends from net investment
   income......................        (0.26)        (0.54)       (0.54)       (0.52)       (0.69)         (0.75)        (0.15)
Tax return of capital
   distribution................           --            --           --        (0.12)       (0.02)            --            --
                                   ----------     --------     --------     --------     --------     ----------         -----
Total distributions............        (0.26)        (0.54)       (0.54)       (0.64)       (0.71)         (0.75)        (0.15)
                                   ----------     --------     --------     --------     --------     ----------         -----
Net asset value, end of
   period......................     $   9.59      $   9.70     $   9.74     $   9.17     $  10.06     $     9.97        $ 9.60
                                   ----------     --------     --------     --------     --------     ----------         -----
                                   ----------     --------     --------     --------     --------     ----------         -----
TOTAL RETURN(a):...............         1.53%         5.34%       12.37%       (2.58)%       8.26%          7.40%         1.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).......................     $169,055      $185,235     $212,996     $241,980     $347,944     $  303,451        $  200(d)
Average net assets (000).......     $175,249      $186,567     $209,521     $307,382     $321,538     $  294,388        $  199(d)
Ratios to average net assets:
   Expenses, including
      distribution fees........         0.93%(b)      1.01%        0.95%        0.84%        0.80%          0.79%         0.14%(b)
   Expenses, excluding
      distribution fees........         0.74%(b)      0.79%        0.75%        0.63%        0.59%          0.58%         0.14%(b)
   Net investment income.......         5.74%(b)      5.99%        5.82%        5.48%        6.80%          7.47%         3.20%(b)
Portfolio turnover rate........           98%          132%         217%         431%          44%            60%           98%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
(d) Figure is actual and not rounded to nearest thousand.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     16

                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)       U.S. TREASURY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                      Class A                                          Class Z
                                   -----------------------------------------------------------------------------     ------------
                                                                                                                     February 21,
                                    Six Months                                                                         1997(b)
                                      Ended                           Year Ended November 30,                          Through
                                     May 31,        ------------------------------------------------------------       May 31,
                                       1997           1996         1995         1994         1993         1992           1997
                                   ------------     --------     --------     --------     --------     --------         -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year.........................    $      1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000
Net investment income..........           0.023        0.046        0.050        0.033        0.025        0.034         0.013
Dividends from net investment
  income.......................          (0.023)      (0.046)      (0.050)      (0.033)      (0.025)      (0.034)       (0.013)
                                   ------------     --------     --------     --------     --------     --------         -----
Net asset value, end of year...    $      1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000
                                   ------------     --------     --------     --------     --------     --------         -----
                                   ------------     --------     --------     --------     --------     --------         -----
TOTAL RETURN(a)................            2.32%        4.75%        5.08%        3.31%        2.54%        3.46%         3.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000)........................    $    305,254     $305,330     $339,334     $293,984     $284,978     $233,600        $  200(c)
Average net assets (000).......    $    448,153     $393,060     $345,369     $308,454     $273,313     $263,459        $  197(c)
Ratios to average net assets:
   Expenses, including
      distribution fees........            0.63%(c)     0.63%        0.62%        0.62%        0.66%        0.66%         0.51%(d)
   Expenses, excluding
      distribution fees........            0.51%(c)     0.51%        0.50%        0.50%        0.53%        0.54%         0.51%(d)
   Net investment income.......            4.62%(c)     4.57%        5.01%        3.21%        2.49%        3.29%         2.70%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     17

Getting
The Most
From Your
Prudential
Mutual
Fund.

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

AT A GLANCE

Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

PORTFOLIO  MANAGER'S REPORT

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

STATEMENT OF CHANGES IN NET ASSETS

This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets.
This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS

This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

INDEPENDENT  AUDITOR'S REPORT

Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

TAX INFORMATION
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

PERFORMANCE COMPARISON

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

GETTING
THE MOST
FROM YOUR
PRUDENTIAL
MUTUAL
FUND.

CHANGE YOUR MIND.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

REINVEST DIVIDENDS FREE OF CHARGE.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

INVEST FOR RETIREMENT.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA.
If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

CHANGE YOUR JOB.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

INVEST IN YOUR CHILDREN.
There's no fee to open a custodial account for a child's education or other needs.

TAKE INCOME.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

KEEP INFORMED.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com


Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Donald D. Lennox
Mendel A. Melzer
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Susan C. Cote, Vice President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 1997 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(ICON)

Prudential
Government
Securities
Trust
-----------------------
Money Market Series

Short-Intermediate
Term Series

U.S. Treasury Money
Market Series

SEMI
ANNUAL
REPORT
May 31, 1997

(LOGO)

The BlackRock Government Income Trust

Performance At A Glance.
Treasury yields fluctuated during the twelve months ended June 30, 1997. After declining for much of the second half of 1996, interest rates rose in the face of a resilient stock market and stronger economic growth for the first few months of 1997. However, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses. Mortgage-backed securities and asset-backed securities outperformed Treasuries over the year as investors sought higher yielding securities.

Historical
Investment
Results(1)
As of 6/30/97

                               One          Five           Since
                               Year         Years        Inception(2)
Class A                           6.2%        22.9%         31.2%
Class C                           5.6         N/A           15.2
Lipper Adjustable Rate
Mortgage Fund Avg.(3)             6.5         18.0          ***

Average
Annual Total
Returns(1)
As of 6/30/97
                               One          Five           Since
                               Year         Years        Inception(2)
Class A                           3.0%         3.6%         4.2%
Class C                           4.6          N/A          5.5

Dividends]
& Yields
As of 6/30/97
                              Total Dividends         30-Day
                              Paid for 12 Mos.       SEC Yield
Class A                          $0.50                  7.96%
Class C                          $0.45                  7.41

An investment in the Fund is neither insured nor guaranteed by the U.S. government. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

(1)Source: Prudential Investments Fund Management, LLC. Historical investment results do not take into account sales charges. Average annual returns do take into account applicable sales charges. The Fund charges a maximum sales load of 3% for Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% over a period of one year.

(2)Inception dates: Class A, 9/9/91 and Class C, 11/1/94.

(3)These are the average returns of all funds for one year, five years and since inception of each share class as determined by Lipper Analytical Services.

***Lipper Since Inception returns are: Class A, 29.5% and Class C, 12.0% for all funds in each Lipper share class.

                          How Investments Compared.
                              (As of 6/30/97)
                                 (GRAPH)


                             U.S.       General       General        U.S.
                            Growth       Bond        Muni Debt     Taxable
                            Funds        Funds         Funds     Money Funds

12-Month Total Returns      23.96%       10.77%         7.81%        4.80%
20-Year Average Annual
   Total Returns            15.39%        9.89%         7.14%        7.68%


Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Scott Amero, Fund Manager
(PHOTO)

Portfolio Manager's Report
The BlackRock Government Income Trust is an open-end bond fund whose investment objective is to provide low volatility of net asset value and high monthly income. The Trust invests primarily in adjustable rate mortgage-backed securities (ARMs), U.S. Government securities, asset-backed securities (ABS) and short duration mortgage-backed securities (MBS). The Fund is part of the Prudential family of mutual funds and is managed by its investment sub-adviser, BlackRock Financial Management, Inc.

Our Style.
We seek low volatility of net asset value while producing high monthly income. In pursuing this objective, the Trust's assets are actively managed and reflect the adviser's relative value analysis of individual securities and sectors. There can be no assurance that the Fund will achieve its investment objective.

Strategy Session.

Low Volatility Buoys Markets.
Over the year, investor demand for bonds that offer higher yields allowed adjustable rate mortgages (ARMs) and asset-backed securities (ABS) to post excellent relative performance primarily due to low interest rate volatility and subdued refinancing concerns.

Over the period, the ARM market, as measured by the Lehman Brothers ARM Index, returned 8.08% versus the Treasury market's return (measured by the Lehman Brothers 1-3 year Treasury Index) of 6.55%. ARMs benefited from improving fundamental conditions over the past two years, as interest rate volatility has generally remained at historically low levels. As a result, older ARMs traded at or near all-time tight yield spreads versus comparable maturity Treasuries.

The ABS market has also benefited from low volatility, as the best performing ABS of 1996 were those securities backed by home equity loans. ABS' positive performance carried into 1997, as a pause in the pace of issuance caused yield spreads to tighten even further.

In searching for relative value, we targeted securities and market sectors that have underperformed and have strong potential, we believe, for price appreciation. During the reporting period, the Fund substantially increased its holdings in floating- and fixed-rate ABS and collateralized mortgage obligations (CMOs). The move towards floating-rate ABS was prompted by an increase in floating-rate supply over the past year. ABS issuers, particularly credit cards, have chosen to issue floating-rate securities, which has led to wider yield spreads versus Treasuries than offered by fixed-rate ABS.

The increased weightings to these sectors was primarily financed by selling Treasury securities and reducing the Fund's ARM holdings, which had performed well.

What Went Well.
Over the past six months we have sought to enhance return by carefully balancing our exposure to Treasuries, asset-backed securities (fixed and floating rate), adjustable rate mortgages (ARMs), collateralized mortgage obligations (CMOs), and other mortgage-backed securities (MBS).

During the second quarter of 1997 this meant reducing our ARM exposure to 19% of total investments as of June 30, 1997, from 26% at year-end 1996. We did so because we believed that the combination of lower interest rates, which could result in a higher rate of prepayments, and potentially higher interest rate volatility that could hurt ARM performance over the short term. As it turned out, ARMs did slightly underperform short-duration Treasuries during the second quarter.

Conversely, we added to our CMO holdings because we believe they would enhance yield and total return, given the Federal Reserve's current neutral monetary policy. CMO holdings comprised 13% of total investments as of June 30, 1997 compared to 8% on December 31, 1996.

Five Largest Holdings.
10.4%      U.S. Treasury Note
           6.375%, 5/15/00
6.4%       FHLMC
           9.00%, 9/01/05-11/01/05
6.1%       FNMA
           8.50%, 6/01/08-1/01/16
5.8%       GNMA II
           7.25%, 4/15/06
4.1%       GNMA II
           7.125%, 9/20/23

Expressed as a percentage of total investments as of 6/30/97.


                         Portfolio Breakdown.
             Expressed as a percentage of total investments.
         As Of 6/30/97                            As Of 12/31/96
          (PIE CHART)                               (PIE CHART)

       Treasuries -- 12%                         CMOs -- 8%
       Short Duration MBS -- 27%                 Asset Backed -- 23%
       ARMs -- 19%                               ARMs -- 26%
       Fixed Rate ABS -- 15%                     Short Duration MBS -- 32%
       Floating-Rate ABS -- 14%                  U.S. Treasuries/Agencies -- 11%
       CMOs -- 13%

Looking Ahead.
Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Federal Reserve Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth. Therefore, an uninterrupted decline in yields is by no means a certainty.
-------------------------------------------------------------------------------
                                   1

Portfolio of Investments
as of June 30, 1997                    THE BLACKROCK GOVERNMENT INCOME TRUST
------------------------------------------------------------

Principal
Amount
(000)        Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--131.7%
------------------------------------------------------------
Asset-Backed Securities--38.8%
$     766    AFC Mortgage Loan Trust,
                Series 1997-1, Class A,
                5.9075%(c), 3/25/27                 $   765,621
    1,000    Chase Credit Card Master Trust,
                Series 1996-4, Class A,
                5.8175%(c), 7/15/06                     998,750
      800    Chase Manhattan Auto Owner Trust,
                Series 1996-C, Class A3, 5.95%,
                11/15/00                                796,750
      753(b) Chase Manhattan Grantor Trust,
                Series 1996-B, Class A, 6.61%,
                9/15/02                                 756,841
             Chevy Chase Auto Receivable Trust,
      378    Series 1996-2, Class A, 5.90%,
                7/15/03                                 375,232
      900    Series 1997-2, Class A, 6.35%,
                1/15/04                                 899,297
      500    Discover Card Master Trust,
                Series 1996-4, Class A,
                6.0625%(c), 10/16/13                    505,234
      490    EQCC Home Equity Loan Trust,
                Series 1994-1, Class A, 5.80%,
                3/15/09                                 476,759
             First USA Credit Card Master Trust,
      500    Series 1994-6, Class A, 6.0375%(c),
                10/15/03                                503,985
      500    Series 1997-4, Class A, 5.8975%(c),
                2/17/10                                 500,078
      700    Ford Credit Auto Lease Trust,
                Series 1996-1, Class A2, 5.80%,
                5/15/99                                 699,125
      921    GMAC Grantor Trust,
                Series 1997-A, Class A, 6.50%,
                4/15/02                                 923,014
      874    Merrill Lynch Credit Corporation,
                Mortgage Loan,
                Series 1996-B, Class A,
                6.0875%(c), 7/15/21                     877,369
$     900    Olympic Automobile Receivables
                Trust,
                Series 1997-A, Class A2, 6.125%,
                8/15/00                             $   901,407
      500    Peoples Bank Credit Card Master
                Trust,
                Series 1996-1, Class A,
                5.8375%(c), 11/15/04                    500,547
             Salomon Brothers,
                Mortgage Trust Certificate,
      417    Series 1996-6B, Class A1, 6.10% (c),
                6/30/26                                 416,306
      408    Series 1996-6G, Class A1, 6.00% (c),
                9/30/27                                 407,189
                                                    -----------
             Total asset-backed securities
                (cost $11,302,951)                   11,303,504
                                                    -----------
------------------------------------------------------------
Mortgage Pass-Throughs--53.1%
             Federal Home Loan Mortgage Corporation,
    2,419(a) 9.00%, 9/01/05 - 11/01/05, 15 Year       2,492,059
      519    7.375%, 3/01/06, Multi-family              521,271
      743    Federal Housing Administration,
             GMAC Commercial Mortgage,
                7.465%, 7/25/19                         750,929
             Federal National Mortgage
                Association,
    1,414(a) 8.00%, 3/01/08                           1,446,392
      704    8.50%, 12/01/10                            732,475
    2,289    8.50%, 6/01/08 - 1/01/16                 2,375,130
      894    7.179%, 9/01/28, ARM                       917,357
             Government National Mortgage
                Association, II
    1,500    5.50%, 12/20/99, 1 year CMT, ARM,
                TBA                                   1,482,975
    2,230(a) 7.25%, 4/15/06                           2,257,127
    1,540    7.125%, 9/20/23, 1 year CMT, ARM         1,577,854
      888(a) 7.50%, 1/20/25, 1 year CMT, ARM            914,290
                                                    -----------
             Total mortgage pass-throughs
                (cost $15,596,599)                   15,467,859
                                                    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     2

Portfolio of Investments
as of June 30, 1997                    THE BLACKROCK GOVERNMENT INCOME TRUST
------------------------------------------------------------

Principal
Amount
(000)        Description                    Value (Note 1)
------------------------------------------------------------
Multiple Class Mortgage Pass-Throughs--25.9%
             Residential Asset Security Trust,
                Incorporated,
                Mortgage Certificate,
$     416    Series 1996-A8, Class A1, 8.00%,
                12/25/26                            $   422,354
      374    Series 1997-A1, Class A1, 7.00%,
                3/25/27                                 375,983
             Federal Home Loan Mortgage Corporation,
      906    Series 1561, Class ZB, 6.00%,
                8/15/06                                 893,220
      969    Series 19, Class F, 6.57%, 6/01/28,
                ARM                                     977,866
             Federal National Mortgage
                Association,
      950    Trust 1996-T6, Class C, 6.20%,
                2/26/01                                 936,409
      864    Trust 1993-192, Class 192-Z, 5.75%,
                8/25/06                                 849,246
      500    Trust 1994-12, Class 12-PE, 5.75%,
                4/25/07                                 490,480
    1,029    Trust I, Class-2, 11.50%, 4/01/09        1,158,182
    1,439    Trust 1997-15, Class 15-FA, 6.02%,
                4/25/27, ARM                          1,437,989
                                                    -----------
             Total multiple class mortgage
                pass-throughs
                (cost $7,476,182)                     7,541,729
                                                    -----------
U.S Government Securities--13.9%
$   4,040(a) United States Treasury Note,
                6.375%, 5/15/00
                (cost $4,063,101)                   $ 4,055,150
                                                    -----------
             Total long-term investments
                (cost $38,438,833)                   38,368,242
                                                    -----------
SHORT-TERM INVESTMENTS--1.8%
------------------------------------------------------------
Repurchase Agreement--1.8%
      540    State Street Bank & Trust Company,
                5.60%, due 7/1/97 in the amount
                of $540,084 (cost $540,000 value
                of collateral including accrued
                interest is $558,892)                   540,000
                                                    -----------
------------------------------------------------------------
Total Investments--133.5%
             (cost $38,978,833; Note 4)              38,908,242
             Liabilities in excess of other
                assets--(33.5%)                      (9,776,144)
                                                    -----------
             Net Assets--100%                       $29,132,098
                                                    -----------
                                                    -----------

---------------
ARM--Adjustable Rate Mortgage
CMT--Constant Maturity Treasury
TBA-- Securities purchased on a delayed delivery basis with an approximate principal amount and maturity date. The actual principal amount and the maturity date will be determined upon settlement.
(a) All or a portion of principal amount pledged as collateral for reverse repurchase agreements.
(b) All or a portion of principal amount pledged as collateral for futures transactions.
(c) Rate shown reflects current rate of variable rate instruments.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     3
Statement of Assets and Liabilities       THE BLACKROCK GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------

Assets                                                                                                            June 30, 1997
                                                                                                                  -------------
Investments, at value (cost $38,978,833)....................................................................       $38,908,242
Cash........................................................................................................             1,652
Receivable for investments sold.............................................................................         1,394,221
Interest receivable.........................................................................................           329,074
Receivable for Fund shares sold.............................................................................            20,527
Due from broker-variation margin............................................................................             6,628
                                                                                                                  -------------
   Total assets.............................................................................................        40,660,344
                                                                                                                  -------------
Liabilities
Reverse repurchase agreements...............................................................................         7,624,875
Payable for investments purchased...........................................................................         3,683,488
Payable for Fund shares reacquired..........................................................................            66,819
Dividends payable...........................................................................................            34,924
Management fee payable......................................................................................            12,077
Interest payable............................................................................................             9,343
Distribution fee payable....................................................................................             3,632
Accrued expenses............................................................................................            93,088
                                                                                                                  -------------
   Total liabilities........................................................................................        11,528,246
                                                                                                                  -------------
Net Assets..................................................................................................       $29,132,098
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................       $    31,168
   Paid-in capital in excess of par.........................................................................        36,414,996
                                                                                                                  -------------
                                                                                                                    36,446,164
   Distributions in excess of net investment income.........................................................           (34,924)
   Accumulated net realized loss on investments.............................................................        (7,213,585)
   Net unrealized depreciation on investments...............................................................           (65,557)
                                                                                                                  -------------
Net assets, June 30, 1997...................................................................................       $29,132,098
                                                                                                                  -------------
                                                                                                                  -------------
Class A:
   Net asset value and redemption price per share
      ($29,115,935 / 3,114,609 shares of beneficial interest issued and outstanding)........................             $9.35
   Maximum sales charge (3.0% of offering price)............................................................               .29
   Maximum offering price to public.........................................................................             $9.64
Class C:
   Net asset value, offering price and redemption price per share
      ($16,163 / 1,730 shares of beneficial interest issued and outstanding)................................             $9.34

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

THE BLACKROCK GOVERNMENT INCOME TRUST
GOVERNMENT INCOME TRUST
Statement of Operations
------------------------------------------------------------

                                                      Year
                                                     Ended
                                                    June 30,
Net Investment Income                                 1997
Income
   Interest and discount earned.................   $2,840,963
                                                   ----------
Expenses
   Management fee...............................      166,647
   Distribution fee--Class A....................       49,853
   Distribution fee--Class C....................          707
   Custodian's fees and expenses................       73,000
   Transfer agent's fees and expenses...........       52,000
   Reports to shareholders......................       46,000
   Registration fees............................       38,000
   Legal fees and expenses......................       30,000
   Audit fee....................................       27,000
   Trustees' fees and expenses..................       22,000
   Miscellaneous................................       10,897
   Amortization of deferred organization
      expense...................................        4,961
                                                   ----------
       Total operating expenses.................      521,065
   Interest expense.............................      577,603
                                                   ----------
       Total expenses...........................    1,098,668
                                                   ----------
Net investment income...........................    1,742,295
                                                   ----------
Realized and Unrealized Gain
(Loss) on Investments
Net realized loss on:
   Investment transactions......................   (3,334,709)
   Financial futures contracts..................      (77,713)
   Short sale transactions......................       (8,468)
                                                   ----------
                                                   (3,420,890)
                                                   ----------
Net change in unrealized depreciation on:
   Investments..................................    3,617,686
   Financial futures contracts..................       57,225
                                                   ----------
                                                    3,674,911
                                                   ----------
Net gain on investments.........................      254,021
                                                   ----------
Net Increase in Net Assets
Resulting from Operations.......................   $1,996,316
                                                   ----------
                                                   ----------

THE BLACKROCK GOVERNMENT INCOME TRUST
GOVERNMENT INCOME TRUST
Statement of Cash Flows
------------------------------------------------------------

                                                     Year
                                                    Ended
                                                   June 30,
Increase (Decrease) in Cash                          1997
Cash flows provided by operating activities:
   Interest received..........................   $  3,082,273
   Operating expenses paid....................       (599,523)
   Interest expense paid......................       (577,002)
   Purchase of long-term portfolio
      investments.............................    (98,818,537)
   Sale of long-term portfolio investments....    108,255,166
   Sale of short-term portfolio investments,
      net.....................................        171,793
   Variation margin on futures................        (43,756)
   Deferred organization and other assets.....           (708)
                                                 ------------
   Net cash provided by operating
      activities..............................     11,469,706
                                                 ------------
Cash flows used for financing activities:
   Net proceeds from shares subscribed........      1,187,699
   Payments on shares reacquired..............    (10,525,565)
   Cash dividends paid(a).....................       (748,664)
   Net payments for reduction of reverse
      repurchase agreements...................     (1,382,628)
                                                 ------------
   Net cash used for financing activities.....    (11,469,158)
                                                 ------------
Net increase in cash..........................            548
Cash at beginning of year.....................          1,104
                                                 ------------
Cash at end of year...........................   $      1,652
                                                 ------------
                                                 ------------
Reconciliation of Net Increase in Net Assets
to Net Cash Provided by Operating Activities
Net increase in net assets resulting from
   operations.................................   $  1,996,316
                                                 ------------
Decrease in investments.......................      7,706,214
Net realized loss on investment
   transactions...............................      3,420,890
Decrease in unrealized depreciation...........     (3,674,911)
Increase in receivable for investments sold...       (282,620)
Decrease in interest receivable...............        223,382
Increase in due from broker-variation
   margin.....................................         (6,628)
Decrease in other assets......................          4,253
Increase in payable for investments
   purchased..................................      2,177,337
Increase in interest payable..................            601
Decrease in accrued expenses and other
liabilities...................................        (78,458)
Decrease in variation margin payable..........        (16,670)
                                                 ------------
   Total adjustments..........................      9,473,390
                                                 ------------
Net cash provided by operating activities.....   $ 11,469,706
                                                 ------------
                                                 ------------

---------------
(a) Non-cash financing activity not included herein consists of reinvestment of dividends and distributions of $1,031,449.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Changes in Net Assets        THE BLACKROCK GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------

Increase (Decrease)                                                                                     Year Ended June 30,
in Net Assets                                                                                         1997               1996
Operations:
   Net investment income.....................................................................      $ 1,742,295       $  2,449,186
   Net realized gain (loss) on investment transactions.......................................       (3,420,890)           196,234
   Net change in unrealized appreciation (depreciation) on investments.......................        3,674,911           (473,514)
                                                                                                   -----------       ------------
   Net increase in net assets resulting from operations......................................        1,996,316          2,171,906
                                                                                                   -----------       ------------
Net equalization debits......................................................................               --             (5,142)
                                                                                                   -----------       ------------
Dividends and distributions (Note 1):
   Dividends from net investment income:
      Class A................................................................................       (1,718,151)        (2,374,095)
      Class B................................................................................               --            (51,187)
      Class C................................................................................           (4,281)            (1,632)
                                                                                                   -----------       ------------
                                                                                                    (1,722,432)        (2,426,914)
                                                                                                   -----------       ------------
   Tax return of capital distributions:
      Class A................................................................................          (37,724)          (116,602)
      Class B................................................................................               --             (2,514)
      Class C................................................................................              (94)               (80)
                                                                                                   -----------       ------------
                                                                                                       (37,818)          (119,196)
                                                                                                   -----------       ------------
Fund share transactions (net of share conversions) (Note 6):
   Net proceeds from shares subscribed.......................................................        1,201,635            795,510
   Net asset value of shares issued in reinvestment of dividends and distributions...........        1,031,449          1,488,750
   Cost of shares reacquired.................................................................      (10,451,900)       (13,712,371)
                                                                                                   -----------       ------------
   Net decrease in net assets from Fund share transactions...................................       (8,218,816)       (11,428,111)
                                                                                                   -----------       ------------
Total decrease...............................................................................       (7,982,750)       (11,807,457)
Net Assets
Beginning of year............................................................................       37,114,848         48,922,305
                                                                                                   -----------       ------------
End of year..................................................................................      $29,132,098       $ 37,114,848
                                                                                                   -----------       ------------
                                                                                                   -----------       ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Notes to Financial Statements             THE BLACKROCK GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------
The BlackRock Government Income Trust (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on June 13, 1991 and had no operations until the issuance of 10,000 shares of beneficial interest for $100,000 on July 18, 1991 to Prudential Investments Fund Management LLC ("PIFM"). Investment operations commenced on September 9, 1991. The Fund's primary objectives are to provide low volatility of net asset value and high monthly income, primarily through investment in U.S. Government securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The ability of issuers of debt securities, other than those issued or guaranteed by the U.S. Government, to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which they trade unless the Fund's Board of Trustees determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Fund's Board of Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Securities for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees.

In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements             THE BLACKROCK GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------
has realized a gain or loss.

The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount or amortizes premium on securities purchased using the effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily and pays dividends monthly first from net investment income then from realized short-term capital gains, if any, and other sources, if necessary. Net long-term capital gains, if any, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Equalization: Effective July 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. A portion ($87,466) of undistributed net investment income at June 30, 1996, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

Deferred Organization Expenses: A total of $135,000 was incurred in connection with the organization of the Fund. Such amount was deferred and amortized over a period of sixty months ended September, 1996.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with BlackRock Financial Management, Inc. ("BFM"). BFM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the costs of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the Fund's average daily net assets. PIFM pays BFM, as compensation for its services pursuant to the subadvisory agreement, a fee at the annual rate of .25 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI") which acts as the distributor of the Class A and Class C
--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Notes to Financial Statements             THE BLACKROCK GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------

shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A and Class C shares, pursuant to plans of distribution (the "Class A and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1% and 1% of the average daily net assets of the Class A and C shares, respectively. Such expenses under the Class A and Class C Plans were .15% and .75%, respectively, of the average daily net assets of Class A and Class C shares for the year ended June 30, 1997.

PSI has advised the Fund that it has received approximately $3,900 in front-end sales charges resulting from sales of Class A shares during the year ended June 30, 1997. From these fees, PSI paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

With respect to the Class C Plan, PSI advised the Fund that for the year ended June 30, 1997, it received approximately $600 in contingent deferred sales charges imposed upon certain redemptions by Class C shareholders.

PSI and PIFM are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of June 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended June 30, 1997, the Fund incurred fees of approximately $43,500 for the services of PMFS. As of June 30, 1997, approximately $3,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended June 30, 1997 aggregated $100,995,874 and $95,795,068, respectively.

The federal income tax basis of the Fund's investments at June 30, 1997 was $38,984,115 and, accordingly, net unrealized depreciation for federal income tax purposes was $75,873 (gross unrealized appreciation--$84,905; gross unrealized depreciation--$160,778).

During the year ended June 30, 1997 the Fund entered into financial futures contracts. Details of open futures contracts at June 30, 1997 are as follows:

                                                  Value at       Value at        Unrealized
Number of                         Expiration       Trade         June 30,       Appreciation
Contracts           Type             Date           Date           1997        (Depreciation)
---------     ----------------    -----------    ----------     ----------     --------------
              Short position:
    31          5 yr. T-Note      Sept. 1997     $3,282,423     $3,282,609         $ (186)
               Long position:
     2         30 yr. T-Bond      Sept. 1997        216,905        222,125          5,220
                                                                                    -----
                                                                                   $5,034
                                                                                    -----
                                                                                    -----

For federal income tax purposes, the Fund had a capital loss carryforward at June 30, 1997 of approximately $3,793,000 of which $559,000 expires in 2001, $2,044,000 expires in 2002, $742,000 expires in 2003, and $448,000 expires in
2004. The Fund will elect to treat net realized capital losses of approximately $3,410,400 incurred in the eight months period ended June 30, 1997 as having been incurred in the following fiscal year. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.
------------------------------------------------------------
Note 5. Borrowings

The Fund enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board of Trustees. Reverse repurchase agreements are a technique involving leverage and are considered a borrowing of the Fund thereby causing the Fund's total assets to exceed its net assets. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Fund continues to receive the principal and interest payments from that security. At the end of the term, the Fund receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Notes to Financial Statements             THE BLACKROCK GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------

The Fund had outstanding reverse repurchase agreements at June 30, 1997 as follows:

                                                        Amount
  Date       Maturity      Principal     Interest       Due at
  Sold         Date         Amount         Rate        Maturity
---------    ---------    -----------    --------     ----------
 06/13/97     07/24/97    $   862,000        5.63%    $  867,527
 06/23/97     07/24/97      2,819,000        5.61      2,832,618
 06/25/97     07/01/97      3,943,875        5.38      3,947,408
                          -----------
                          $ 7,624,875
                          -----------
                          -----------

The average daily balance of reverse repurchase agreements outstanding during the year ended June 30, 1997 was approximately $10,695,000 at a weighted average interest rate of approximately 5.40%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $15,482,969 as of October 31, 1996.
------------------------------------------------------------
Note 6. Capital

The Fund currently offers only Class A and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares, which were discontinued from being offered on November 1, 1994, automatically converted to Class A shares upon being held longer than one year from the date of purchase. On November 28, 1995, the remaining Class B shares converted to Class A shares.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value per share divided into three classes, of which two classes, designated Class A and Class C shares, are currently being offered.

Transactions in shares of beneficial interest were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended June 30, 1997:
Shares sold..........................     121,896   $  1,138,130
Shares issued in reinvestment
  of dividends and distributions.....     110,261      1,027,696
Shares reacquired....................  (1,109,126)   (10,334,549)
                                       ----------   ------------
Net decrease in shares outstanding...    (876,969)  $ (8,168,723)
                                       ----------   ------------
                                       ----------   ------------
Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended June 30, 1996:
Shares sold..........................      75,957   $    711,331
Shares issued in reinvestment
  of dividends and distributions.....     155,658      1,455,287
Shares reacquired....................  (1,435,603)   (13,420,680)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................  (1,203,988)   (11,254,062)
Shares issued upon conversion from
  Class B............................     237,999      2,230,509
                                       ----------   ------------
Net decrease in shares outstanding...    (965,989)  $ (9,023,553)
                                       ----------   ------------
                                       ----------   ------------
Class B
-------------------------------------
Period ended November 28, 1995(a):
Shares sold..........................         139   $      1,297
Shares issued in reinvestment
  of dividends and distributions.....       3,471         32,417
Shares reacquired....................     (28,748)      (266,771)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................     (25,138)      (233,057)
Shares reacquired upon conversion
  into Class A.......................    (238,015)    (2,230,509)
                                       ----------   ------------
Net decrease in shares outstanding...    (263,153)  $ (2,463,566)
                                       ----------   ------------
                                       ----------   ------------
Class C
-------------------------------------
Year ended June 30, 1997:
Shares sold..........................       6,842   $     63,505
Shares issued in reinvestment
  of dividends and distributions.....         403          3,753
Shares reacquired....................     (12,611)      (117,351)
                                       ----------   ------------
Net decrease in shares outstanding...      (5,366)  $    (50,093)
                                       ----------   ------------
                                       ----------   ------------
Year ended June 30, 1996:
Shares sold..........................       8,898   $     82,882
Shares issued in reinvestment
  of dividends and distributions.....         103          1,046
Shares reacquired....................      (2,665)       (24,920)
                                       ----------   ------------
Net increase in shares outstanding...       6,336   $     59,008
                                       ----------   ------------
                                       ----------   ------------

---------------
(a) On November 28, 1995, all outstanding Class B shares were converted to Class A shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Financial Highlights                      THE BLACKROCK GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------

                                                                    Year Ended June 30,
                                                  --------------------------------------------------------
                                                                          Class A
                                                  --------------------------------------------------------
                                                  1997(a)      1996       1995(a)     1994(a)       1993
                                                  -------     -------     -------     -------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  9.28     $  9.37     $  9.29     $  9.67     $  10.07
                                                  -------     -------     -------     -------     --------
Income from investment operations
Net investment income.........................        .49         .51         .51         .45          .64
Net realized and unrealized gains (losses) on
   investments and foreign currency
   transactions...............................        .08        (.06)        .09        (.35)        (.41)
                                                  -------     -------     -------     -------     --------
   Total from investment operations...........        .57         .45         .60         .10          .23
                                                  -------     -------     -------     -------     --------
Less distributions
Dividends from net investment income..........       (.49)       (.51)       (.52)       (.40)        (.63)
Tax return of capital distributions...........       (.01)       (.03)         --        (.08)          --
                                                  -------     -------     -------     -------     --------
   Total distributions........................       (.50)       (.54)       (.52)       (.48)        (.63)
                                                  -------     -------     -------     -------     --------
Net asset value, end of year..................    $  9.35     $  9.28     $  9.37     $  9.29     $   9.67
                                                  -------     -------     -------     -------     --------
                                                  -------     -------     -------     -------     --------
TOTAL RETURN(b):..............................       6.22%       4.98%       6.55%       1.02%        2.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $29,116     $37,049     $46,450     $69,912     $113,623
Average net assets (000)......................    $33,235     $42,598     $56,395     $91,849     $131,371
Ratios to average net assets:
   Total expenses.............................       3.45%       3.74%       2.19%       1.89%        1.94%
   Operating expenses, including distribution
      fee.....................................       1.56%       1.47%       1.31%       1.17%        1.05%
   Operating expenses, excluding distribution
      fee.....................................       1.41%       1.32%       1.16%       1.05%         .95%
   Net investment income......................       5.23%       5.51%       5.49%       4.94%        6.71%
For class A, B and C shares:
   Portfolio turnover rate....................        225%        173%        254%        209%         228%

BORROWINGS (for all classes):
                                                                          Amount of debt        Average amount of
                                                                        outstanding at end      debt outstanding
Year ended                                                                of year (000)         during year (000)
---------------------------------------------------------------------   ------------------     -------------------
June 30, 1997........................................................        $  7,625                $10,695
June 30, 1996........................................................           9,008                 15,626
June 30, 1995........................................................          19,872                  9,130
June 30, 1994........................................................           8,300                 18,840
June 30, 1993........................................................          24,386                 34,892

BORROWINGS (for all classes):
                                                                                               Average amount of
                                                                                                debt per share
                                                                        Average number of         outstanding
                                                                       shares outstanding           during
Year ended                                                              during year (000)            year
---------------------------------------------------------------------  -------------------     -----------------
June 30, 1997........................................................          3,571                 $2.99
June 30, 1996........................................................          4,550                  3.43
June 30, 1995........................................................          6,389                  1.43
June 30, 1994........................................................         10,234                  1.84
June 30, 1993........................................................         13,517                  2.58

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Financial Highlights                      THE BLACKROCK GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------

                                                                          Class B                              Class C
                                                  -------------------------------------------------------     ---------
                                                    July 1,                                  September 1,       Year
                                                      1995                                     1992(a)          Ended
                                                    Through         Year Ended June 30,        Through        June 30,
                                                  November 27,     ---------------------       June 30,       ---------
                                                    1995(f)        1995(c)      1994(c)          1993          1997(c)
                                                  ------------     --------     --------     ------------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $   9.37        $ 9.29       $ 9.68         $ 9.97         $  9.28
                                                      ------       --------     --------         -----        ---------
Income from investment operations
Net investment income.........................           .22           .48          .37            .47             .43
Net realized and unrealized gains (losses) on
   investments and foreign currency
   transactions...............................           .02           .09         (.37)          (.32)            .08
                                                      ------       --------     --------         -----        ---------
   Total from investment operations...........           .24           .57           --            .15             .51
                                                      ------       --------     --------         -----        ---------
Less distributions
Dividends from net investment income..........          (.22)         (.49)        (.32)          (.44)           (.44)
Tax return of capital distributions...........          (.01)           --         (.07)            --            (.01)
                                                      ------       --------     --------         -----        ---------
   Total distributions........................          (.23)         (.49)        (.39)          (.44)           (.45)
                                                      ------       --------     --------         -----        ---------
Net asset value, end of period................      $   9.38        $ 9.37       $ 9.29         $ 9.68         $  9.34
                                                      ------       --------     --------         -----        ---------
                                                      ------       --------     --------         -----        ---------
TOTAL RETURN(e):..............................          2.63%         6.16%        (.01)%         1.39%           5.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $      0        $2,466       $3,845         $5,954         $    16
Average net assets (000)......................      $  1,820        $2,928       $5,778         $2,740         $    94
Ratios to average net assets:
   Total expenses.............................          3.87%(b)      2.56%        2.76%          2.89%(b)        4.05%
   Operating expenses, including distribution
      fee.....................................          1.52%(b)      1.68%        2.05%          1.95%(b)        2.16%
   Operating expenses, excluding distribution
      fee.....................................          1.32%(b)      1.16%        1.05%           .95%(b)        1.41%
   Net investment income......................          5.46%(b)      5.12%        4.06%          5.11%(b)        4.63%


                                                          Class C
                                                ----------------------------

                                                                November 1,
                                                                  1994(a)
                                                                  Through
                                                                  June 30,
                                                   1996           1995(c)
                                                -----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  9.37          $ 9.26
                                                -----------         -----
Income from investment operations
Net investment income.........................        .45             .23
Net realized and unrealized gains (losses) on
   investments and foreign currency
   transactions...............................       (.06)            .21
                                                -----------         -----
   Total from investment operations...........        .39             .44
                                                -----------         -----
Less distributions
Dividends from net investment income..........       (.46)           (.33)
Tax return of capital distributions...........       (.02)             --
                                                -----------         -----
   Total distributions........................       (.48)           (.33)
                                                -----------         -----
Net asset value, end of period................    $  9.28          $ 9.37
                                                -----------         -----
                                                -----------         -----
TOTAL RETURN(e):..............................       4.31%           4.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $    66          $7,121(d)
Average net assets (000)......................    $    33          $1,335(d)
Ratios to average net assets:
   Total expenses.............................       4.10%           2.24%(b)
   Operating expenses, including distribution
      fee.....................................       2.07%           1.91%(b)
   Operating expenses, excluding distribution
      fee.....................................       1.32%           1.16%(b)
   Net investment income......................       4.91%           4.89%(b)

---------------
(a) Commencement of offering of shares.
(b) Annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Amounts are actual and not rounded to nearest thousand.
(e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(f) Last day of investment operations of Class B shares. On November 28, 1995, all outstanding Class B shares were converted to Class A shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Report of Independent Accountants         THE BLACKROCK GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of The BlackRock Government Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The BlackRock Government Income Trust (the "Fund") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended June 30, 1996 and financial highlights for each of the periods ending prior to the fiscal year ended June 30, 1997 were audited by other independent accountants, whose opinion dated August 15, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
August 21, 1997
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Change of Independent Accountants         THE BLACKROCK GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's independent accountants. For the years ended June 30, 1996, 1995, 1994, 1993 and the period ended June 30, 1992, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.


Tax Information                           THE BLACKROCK GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------
IMPORTANT NOTICE FOR ALL SHAREHOLDERS
As of the Fund's fiscal and tax year-end (June 30, 1997) total dividends and distributions to shareholders exceeded taxable income by $37,818 ($.01 per Class A share and $.01 per Class C share) based on total dividends and distributions of $1,760,250 ($.50 per Class A share, and $.45 per Class C share). Therefore, a non-taxable distribution to shareholders, commonly referred to as a return of capital, resulted.

IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS (Unaudited)
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 23.3% of the dividends paid by The BlackRock Government Income Trust qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Comparing A $10,000 Investment.
The BlackRock Government Income Trust vs.
the Lehman Brothers 1-3 Year Government Index.

[]The BlackRock Government Income Trust
--Lehman Bros. 1-3 Year Government Index

Average Annual
Total Returns

With Sales Load
4.2% Since Inception
3.6% for 5 Years
3.0% for 1 Year
                                 Class A
Without Sales Load               (GRAPH)
4.8% Since Inception             9-9-91  $10,000
4.2% for 5 Years                 6-30-97 $14,128 Lehman Bros.
                                 1-3 Year Government Index
                                 $12,721 The BlackRock
                                 Government Income Trust
                                 Best Year  1995--8.4%
                                 Worst Year 1994--1.6%
6.2% for 1 Year


Average Annual
Total Returns

With Sales Load
5.5% Since Inception
4.6% for 1 Year
                                 Class C
Without Sales Load               (GRAPH)
5.5% Since Inception             11-1-94  $10,000
5.6% for 1 Year                  6-30-97  $11,955 Lehman Bros.
                                 1-3 Year Government Index
                                 $11,521 The BlackRock
                                 Government Income Trust
                                 Best Year  1995--7.7%
                                 Worst Year 1996--4.3%

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the BlackRock Government Income Trust (Class A and Class C) with a similar investment in the Lehman Brothers 1-3 Year Government Index (Lehman Government Index) by portraying the initial account values on September 9, 1991 for Class A and November 1, 1994 for Class C shares and subsequent account values at the end of each fiscal year (June 30), as measured on a quarterly basis, beginning in 1991 for Class A and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on June 30, 1997; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The Lehman Government Index is a weighted Index comprised of securities issued or backed by the U.S. Government and its agencies with a remaining maturity of one to three years. The Lehman Government Index is an unmanaged Index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the Lehman Government Index may differ substantially from the securities in the Fund's portfolio. The Lehman Government Index is not the only index that may be used to characterize performance of government security funds and other indices may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney
Richard A. Redeker

Officers
Richard A. Redeker, President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Garfield, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Subadviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.


09247Y208           MF152E
09247Y109           Cat. #4445620

(ICON)
The
BlackRock
Government
Income Trust

ANNUAL
REPORT

June 30, 1997
(LOGO)
Prudential
Investments

                                     PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.


  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 67 of Massachusetts Business Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibit 7 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 6(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and its Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16. EXHIBITS.

1.         (a)        Declaration of Trust, as amended and restated on September 6, 1988, of the Registrant.
                      Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 5 to the
                      Registration Statement on Form N-1A (File No. 2-74139).

           (b)        Amendment to Declaration of Trust, dated March 1, 1991. Incorporated by reference to
                      Exhibit No. 1(b) to Post-Effective Amendment No. 16 to the Registration Statement on
                      Form N-1A (File No. 2-74139).

           (c)        Amended Certificate of Designation dated July 27, 1995. Incorporated by reference to
                      Exhibit No. 1(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).

           (d)        Amended Certificate of Designation dated January 22, 1996. Incorporated by reference to
                      Exhibit No. 1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).

           (e)        Form of Amended Certificate of Designation dated February 21, 1997. Incorporated by reference to Exhibit No. 1(e) to Post-Effective Amendment No. 26 to the Registration
                      Statement filed on Form N-1A via EDGAR on February 4, 1997
                      (File No. 2-74139).

2.         By-Laws of the Registrant. Incorporated by reference to Exhibit No. 2 to Pre-Effective Amendment
           No. 1 to the Registration Statement on Form N-1A (File No. 2-74139).

4.         Plan of Reorganization filed herewith as Appendix B to the Prospectus and the Proxy Statement.*

5.         Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit Nos. 1 and 2 above.

6.         (a)        Management Agreement dated August 9, 1988, as amended on November 19, 1993, between the
                      Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to
                      Exhibit 5(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on
                      Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

           (b)        Subadvisory Agreement dated August 9, 1988, between Prudential Mutual Fund Management,
                      Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit No.
                      5(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File
                      No. 2-74139).

7.         (a)        Distribution and Service Agreement, dated July 23, 1982, as amended on July 1, 1993 between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

           (b)        Distribution and Service Agreement, as amended on July 1, 1993, between the Registrant
                      (U.S. Treasury Money Market Series and Money Market Series) and Prudential Mutual Fund
                      Distributors, Inc. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment
                      No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994
                      (File No. 2-74139).

           (c)        Distribution and Service Agreement between the Registrant and Prudential Securities
                      Incorporated. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No.
                      21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

           (d)        Distribution and Service Agreement between the Registrant and Prudential Mutual Fund
                      Distributors, Inc. pursuant to Rule 12b-1 for U.S. Treasury Money Market Series and
                      Money Market Series. Incorporated by reference to Exhibit 6(d) to Post-Effective
                      Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1,
                      1995.

           (e)        Amended Distribution and Service Agreement between the Registrant and Prudential
                      Securities Incorporated. Incorporated by reference to Exhibit 6(e) to Post-Effective
                      Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1,
                      1995.

           (f)        Amended Distribution and Service Agreement between the Registrant and Prudential Mutual
                      Fund Distributors, Inc. Incorporated by reference to Exhibit 6(f) to Post-Effective
                      Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1,
                      1995.

           (g)        Form of Distribution and Service Agreement between Registrant and Prudential Securities
                      Incorporated for Class Z Shares. Incorporated by reference to Post-Effective Amendment
                      No. 23 to Registration Statement on Form N-1A filed via EDGAR on October 20, 1995 (File
                      No. 2-74139).

           (h)        Restated Distribution Agreement. Incorporated by reference to Post-Effective Amendment
                      No. 26 to Registration Statement on Form N-1A filed via EDGAR on February 3, 1997 (File
                      No. 2-74139).

9.         Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by
           reference to Exhibit No. 8 to the Registration Statement on Form N-1A (File No. 2-74139).

10.        (a)        Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the
                      Intermediate Term Series. Incorporated by reference to Exhibit 15(a) to Post-Effective
                      Amendment No. 19 to the Registration Statement filed on Form
                      N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

           (b)        Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the
                      Money Market Series. Incorporated by reference to Exhibit 15(b) to Post-Effective
                      Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January
                      27, 1994 (File No. 2-74139).

           (c)        Amended Distribution and Service Plan pursuant to Rule 12b-1 for Intermediate Term
                      Series. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 21 to
                      the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

           (d)        Amended Distribution and Service Plan pursuant to Rule 12b-1 for U.S. Treasury Money
                      Market Series and Money Market Series. Incorporated by reference to Exhibit 15(d) to
                      Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via
                      EDGAR on June 1, 1995.

11.        Opinion and Consent of Counsel. Incorporated herein by reference to Exhibit 11 to the Registration
           Statement filed on Form N-14 via EDGAR on November 12, 1997.

12.        Tax Opinion of Counsel. Incorporated herein by reference to Exhibit 12 to the Registration
           Statement filed on Form N-14 via EDGAR on November 12, 1997.

14.        (a)        Consent of Independent Accountants to Prudential Government Securities Trust and The
                      BlackRock Government Securities Trust.*

           (b)        Consent of Deloitte and Touche LLP. *

17.        (a)        Proxy. Incorporated herein by reference to Exhibit 17(a) to the Registration Statement filed on Form N-14 via EDGAR on November 12, 1997.

           (b)        Prospectus of the Registrant (Short-Intermediate Term Series) dated February 3, 1997, as supplemented on March 17, 1997 and September 8, 1997. Incorporated herein by reference to Exhibit 17(b) to the Registration Statement filed on Form N-14 via EDGAR on November
                      12, 1997.

           (c)        Prospectus of The BlackRock Government Income Trust dated August 29, 1997, as supplemented on September 8, 1997 and October 27, 1997. Incorporated herein by reference to Exhibit 17(c) to the Registration Statement filed on Form N-14 via EDGAR on November
                      12, 1997.


--------------
 *Filed herewith.

ITEM 17. UNDERTAKINGS.

  (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 11th day of December, 1997.


                              PRUDENTIAL GOVERNMENT SECURITIES TRUST

                              /s/ Richard A. Redeker
                          ------------------------------------------------------
                              (RICHARD A. REDEKER, PRESIDENT)

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                         TITLE                                              DATE
------------------------------    ----------------------------------------    ------------------
/s/ Edward D. Beach               Trustee                                     December 11, 1997
------------------------------
   EDWARD D. BEACH

/s/ Eugene C. Dorsey              Trustee                                     December 11, 1997
------------------------------
   EUGENE C. DORSEY

/s/ Delayne Dedrick Gold          Trustee                                     December 11, 1997
------------------------------
   DELAYNE DEDRICK GOLD

/s/ Robert F. Gunia               Trustee                                     December 11, 1997
------------------------------
   ROBERT F. GUNIA

/s/ Harry A. Jacobs, Jr.          Trustee                                     December 11, 1997
------------------------------
   HARRY A. JACOBS, JR.

/s/ Donald D. Lennox              Trustee                                     December 11, 1997
------------------------------
   DONALD D. LENNOX

/s/ Mendel A. Melzer              Trustee                                     December 11, 1997
------------------------------
   MENDEL A. MELZER

/s/ Thomas T. Mooney              Trustee                                     December 11, 1997
------------------------------
   THOMAS T. MOONEY

/s/ Thomas H. O'Brien             Trustee                                     December 11, 1997
------------------------------
   THOMAS H. O'BRIEN

/s/ Richard A. Redeker            President and Trustee                       December 11, 1997
------------------------------
   RICHARD A. REDEKER

/s/ Nancy Hays Teeters            Trustee                                     December 11, 1997
------------------------------
   NANCY HAYS TEETERS

/s/ Louis A. Weil, III            Trustee                                     December 11, 1997
------------------------------
   LOUIS A. WEIL, III

/s/ Grace C. Torres               Principal Financial and                     December 11, 1997
------------------------------      Accounting Officer
   GRACE C. TORRES

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER
---------
   1.      (a) Declaration of Trust, as amended and restated on September 6, 1988, of the Registrant. Incorporated
           by reference to Exhibit 1 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A
           (File No. 2-74139).
           (b) Amendment to Declaration of Trust, dated March 1, 1991. Incorporated by reference to Exhibit No.
           1(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 2-74139).
           (c) Amended Certificate of Designation dated July 27, 1995. Incorporated by reference to Exhibit No.
           1(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on
           January 25, 1996 (File No. 2-74139).
           (d) Amended Certificate of Designation dated January 22, 1996. Incorporated by reference to Exhibit No.
           1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on
           January 25, 1996 (File No. 2-74139).
           (e) Form of Amended Certificate of Designation dated February 21, 1997. Incorporated by reference to
           Exhibit No. 1(e) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on February 4, 1997(File No. 2-74139).
   2.      By-Laws of the Registrant. Incorporated by reference to Exhibit No. 2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 2-74139).
   4.      Plan of Reorganization filed herewith as Appendix B to the Prospectus and the Proxy Statement.*
   5.      Instruments defining rights of holders of the securities being offered. Incorporated by reference to
           Exhibit Nos. 1 and 2 above.
   6.      (a) Management Agreement dated August 9, 1988, as amended on November 19, 1993, between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective
           Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File
           No. 2-74139).
           (b) Subadvisory Agreement dated August 9, 1988, between Prudential Mutual Fund Management, Inc. and The
           Prudential Investment Corporation. Incorporated by reference to Exhibit No. 5(b) to Post-Effective
           Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-74139).
   7.      (a) Distribution and Service Agreement, dated July 23, 1982, as amended on July 1, 1993 between the
           Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit 6(a) to
           Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January
           27, 1994 (File No. 2-74139).
           (b) Distribution and Service Agreement, as amended on July 1, 1993, between the Registrant (U.S.
           Treasury Money Market Series and Money Market Series) and Prudential Mutual Fund Distributors, Inc.
           Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 19 to the Registration
           Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).
           (c) Distribution and Service Agreement between the Registrant and Prudential Securities Incorporated.
           Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 21 to the Registration
           Statement filed on Form N-1A via EDGAR on June 1, 1995.
           (d) Distribution and Service Agreement between the Registrant and Prudential Mutual Fund Distributors,
           Inc. pursuant to Rule 12b-1 for U.S. Treasury Money Market Series and Money Market Series. Incorporated
           by reference to Exhibit 6(d) to Post-Effective Amendment No. 21 to the Registration Statement filed on
           Form N-1A via EDGAR on June 1, 1995.
           (e) Amended Distribution and Service Agreement between the Registrant and Prudential Securities
           Incorporated. Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 21 to the
           Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.
           (f) Amended Distribution and Service Agreement between the Registrant and Prudential Mutual Fund
           Distributors, Inc. Incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 21 to the
           Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.
           (g) Form of Distribution and Service Agreement between Registrant and Prudential Securities
           Incorporated for Class Z Shares. Incorporated by reference to Post-Effective Amendment No. 23 to
           Registration Statement on Form N-1A filed via EDGAR on October 20, 1995 (File No. 2-74139).
           (h) Restated Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 26 to
           Registration Statement on Form N-1A filed via EDGAR on February 3, 1997 (File No. 2-74139).
   9.      Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by
           reference to Exhibit No. 8 to the Registration Statement on Form N-1A (File No. 2-74139).

   10.     (a) Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the
           Intermediate Term Series. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 19
           to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).
           (b) Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the Money
           Market Series. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 19 to the
           Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).
           (c) Amended Distribution and Service Plan pursuant to Rule 12b-1 for Intermediate Term Series.
           Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 21 to the Registration
           Statement filed on Form N-1A via EDGAR on June 1, 1995.
           (d) Amended Distribution and Service Plan pursuant to Rule 12b-1 for U.S. Treasury Money Market Series and Money Market Series. Incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 21
           to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.
   11.     Opinion and Consent of Counsel. Incorporated herein by reference to Exhibit 11 to the Registration
           Statement filed on Form N-14 via EDGAR on November 12, 1997.
   12.     Tax Opinion of Counsel. Incorporated herein by reference to Exhibit 12 to the Registration Statement filed on
           Form N-14 via EDGAR on November 12, 1997.
   14.     (a) Consent of Independent Accountants to Prudential Government Securities Trust and The BlackRock
           Government Income Trust.*
           (b) Consent of Deloitte and Touche LLP. *
   17.     (a) Proxy. Incorporated herein by reference to Exhibit 17(a) to the Registration Statement filed on
           Form N-14 via EDGAR on November 12, 1997.
           (b) Prospectus of the Registrant (Short-Intermediate Term Series) dated February 3, 1997, as supplemented on March 17, 1997 and September 8, 1997. Incorporated herein by reference to Exhibit 17(b)
           to the Registration Statement filed on Form N-14 via EDGAR on November 12, 1997.
           (c) Prospectus of The BlackRock Government Income Trust dated August 29, 1997, as supplemented on
           September 8, 1997 and October 27, 1997. Incorporated herein by reference to Exhibit 17(c) to the
           Registration Statement filed on Form N-14 via EDGAR on November 12, 1997.


------------------------

 *Filed herewith.